REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
Paragon Separate Account D
and Board of Directors of
Metropolitan Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Paragon Separate Account D (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2 as of December 31, 2021, the related statements of operations and changes in net assets for each of the three years in the period then ended, the financial highlights in Note 7 for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2021, the results of their operations and changes in net assets for each of the three years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2021, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 25, 2022

We have served as the Separate Account's auditor since 2000.

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PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2021

	DWS I CROCI® International VIP Division	DWS II Government Money Market VIP Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Equity-Income Division
Assets:
Investments at fair value	$111,712	$15,529	$377,086	$196,148
Due from Metropolitan Life Insurance Company	—	—	9	2
Total Assets	111,712	15,529	377,095	196,150
Liabilities:
Accrued fees	—	—	7	2
Total Liabilities	—	—	7	2
Net Assets	$111,712	$15,529	$377,088	$196,148

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)
December 31, 2021

	Fidelity® VIP Growth Division	Fidelity® VIP Index 500 Division	MFS® VIT Growth Division	Putnam VT Growth Opportunities Division	Putnam VT High Yield Division
Assets:
Investments at fair value	$2,896,817	$836,205	$186,173	$71,721	$31,240
Due from Metropolitan Life Insurance Company	12	13	1	1	—
Total Assets	2,896,829	836,218	186,174	71,722	31,240
Liabilities:
Accrued fees	—	11	—	—	—
Total Liabilities	—	11	—	—	—
Net Assets	$2,896,829	$836,207	$186,174	$71,722	$31,240

The accompanying notes are an integral part of these financial statements.

	Putnam VT Income Division	Putnam VT Sustainable Leaders Division	T. Rowe Price ES Moderate Allocation Division	T. Rowe Price ES New America Growth Division	T. Rowe Price FIS Limited-Term Bond Division
Assets:
Investments at fair value	$96,263	$144,716	$270,566	$167,934	$249,341
Due from Metropolitan Life Insurance Company	—	—	1	—	2
Total Assets	96,263	144,716	270,567	167,934	249,343
Liabilities:
Accrued fees	—	—	1	—	1
Total Liabilities	—	—	1	—	1
Net Assets	$96,263	$144,716	$270,566	$167,934	$249,342

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
For the years ended December 31, 2021, 2020 and 2019

	DWS I CROCI® International VIP Division			DWS II Government Money Market VIP Division
	2021	2020	2019	2021	2020	2019
Investment Income:
Dividends	$2,537	$2,930	$2,443	$3	$107	$694
Expenses:
Mortality and expense risk charges	673	543	523	270	440	255
Net investment income (loss)	1,864	2,387	1,920	(267)	(333)	439
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	—	—	—
Realized gains (losses) on sale of investments	126	(1,172)	(934)	—	—	—
Net realized gains (losses)	126	(1,172)	(934)	—	—	—
Change in unrealized gains (losses) on investments	6,472	1,420	15,284	—	—	—
Net realized and changes in unrealized gains (losses) on investments	6,598	248	14,350	—	—	—
Net increase (decrease) in net assets resulting from operations	$8,462	$2,635	$16,270	$(267)	$(333)	$439

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Contrafund® Division
	2021	2020	2019
Investment Income:
Dividends	$201	$666	$1,002
Expenses:
Mortality and expense risk charges	2,165	1,655	1,371
Net investment income (loss)	(1,964)	(989)	(369)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	42,390	1,436	26,008
Realized gains (losses) on sale of investments	1,636	1,512	3,398
Net realized gains (losses)	44,026	2,948	29,406
Change in unrealized gains (losses) on investments	37,513	57,418	28,351
Net realized and changes in unrealized gains (losses) on investments	81,539	60,366	57,757
Net increase (decrease) in net assets resulting from operations	$79,575	$59,377	$57,388

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2021, 2020 and 2019

	Fidelity® VIP Equity-Income Division			Fidelity® VIP Growth Division
	2021	2020	2019	2021	2020	2019
Investment Income:
Dividends	$3,458	$2,500	$2,722	$—	$1,409	$3,955
Expenses:
Mortality and expense risk charges	1,162	889	870	17,268	12,466	9,716
Net investment income (loss)	2,296	1,611	1,852	(17,268)	(11,057)	(5,761)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	20,263	6,253	8,387	548,091	180,003	90,808
Realized gains (losses) on sale of investments	1,553	(34)	284	15,312	20,147	23,323
Net realized gains (losses)	21,816	6,219	8,671	563,403	200,150	114,131
Change in unrealized gains (losses) on investments	13,724	712	20,674	(15,776)	511,601	314,958
Net realized and changes in unrealized gains (losses) on investments	35,540	6,931	29,345	547,627	711,751	429,089
Net increase (decrease) in net assets resulting from operations	$37,836	$8,542	$31,197	$530,359	$700,694	$423,328

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Index 500 Division
	2021	2020	2019
Investment Income:
Dividends	$9,336	$9,384	$11,279
Expenses:
Mortality and expense risk charges	4,575	3,561	4,089
Net investment income (loss)	4,761	5,823	7,190
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	4,998	1,904	9,984
Realized gains (losses) on sale of investments	12,952	39,653	123,885
Net realized gains (losses)	17,950	41,557	133,869
Change in unrealized gains (losses) on investments	158,188	44,010	37,644
Net realized and changes in unrealized gains (losses) on investments	176,138	85,567	171,513
Net increase (decrease) in net assets resulting from operations	$180,899	$91,390	$178,703

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2021, 2020 and 2019

	MFS® VIT Growth Division			Putnam VT Growth Opportunities Division
	2021	2020	2019	2021	2020	2019
Investment Income:
Dividends	$—	$—	$—	$—	$119	$138
Expenses:
Mortality and expense risk charges	1,048	816	663	420	319	249
Net investment income (loss)	(1,048)	(816)	(663)	(420)	(200)	(111)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	23,275	8,262	9,060	5,776	2,624	5,003
Realized gains (losses) on sale of investments	1,008	4,572	7,779	801	572	455
Net realized gains (losses)	24,283	12,834	16,839	6,577	3,196	5,458
Change in unrealized gains (losses) on investments	11,052	18,693	17,383	6,836	13,282	6,197
Net realized and changes in unrealized gains (losses) on investments	35,335	31,527	34,222	13,413	16,478	11,655
Net increase (decrease) in net assets resulting from operations	$34,287	$30,711	$33,559	$12,993	$16,278	$11,544

The accompanying notes are an integral part of these financial statements.

	Putnam VT High Yield Division
	2021	2020	2019
Investment Income:
Dividends	$1,448	$1,559	$1,481
Expenses:
Mortality and expense risk charges	194	174	161
Net investment income (loss)	1,254	1,385	1,320
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—
Realized gains (losses) on sale of investments	(9)	(108)	(24)
Net realized gains (losses)	(9)	(108)	(24)
Change in unrealized gains (losses) on investments	81	32	1,868
Net realized and changes in unrealized gains (losses) on investments	72	(76)	1,844
Net increase (decrease) in net assets resulting from operations	$1,326	$1,309	$3,164

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2021, 2020 and 2019

	Putnam VT Income Division			Putnam VT Sustainable Leaders Division
	2021	2020	2019	2021	2020	2019
Investment Income:
Dividends	$1,556	$4,652	$2,910	$434	$594	$577
Expenses:
Mortality and expense risk charges	619	611	560	858	677	604
Net investment income (loss)	937	4,041	2,350	(424)	(83)	(27)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	4,363	823	594	11,602	7,879	11,736
Realized gains (losses) on sale of investments	(88)	37	(27)	1,713	289	14,717
Net realized gains (losses)	4,275	860	567	13,315	8,168	26,453
Change in unrealized gains (losses) on investments	(10,248)	150	6,616	13,809	6,104	4,697
Net realized and changes in unrealized gains (losses) on investments	(5,973)	1,010	7,183	27,124	14,272	31,150
Net increase (decrease) in net assets resulting from operations	$(5,036)	$5,051	$9,533	$26,700	$14,189	$31,123

The accompanying notes are an integral part of these financial statements.

	T. Rowe Price ES Moderate Allocation Division
	2021	2020	2019
Investment Income:
Dividends	$2,545	$2,227	$6,249
Expenses:
Mortality and expense risk charges	1,620	1,148	2,137
Net investment income (loss)	925	1,079	4,112
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	24,998	5,787	8,702
Realized gains (losses) on sale of investments	1,048	5,923	2,461
Net realized gains (losses)	26,046	11,710	11,163
Change in unrealized gains (losses) on investments	(5,619)	(806)	44,979
Net realized and changes in unrealized gains (losses) on investments	20,427	10,904	56,142
Net increase (decrease) in net assets resulting from operations	$21,352	$11,983	$60,254

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)
For the years ended December 31, 2021, 2020 and 2019

	T. Rowe Price ES New America Growth Division
	2021	2020	2019
Investment Income:
Dividends	$—	$—	$528
Expenses:
Mortality and expense risk charges	917	833	808
Net investment income (loss)	(917)	(833)	(280)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	31,295	12,649	9,018
Realized gains (losses) on sale of investments	528	30,782	3,743
Net realized gains (losses)	31,823	43,431	12,761
Change in unrealized gains (losses) on investments	(4,907)	(5,829)	25,537
Net realized and changes in unrealized gains (losses) on investments	26,916	37,602	38,298
Net increase (decrease) in net assets resulting from operations	$25,999	$36,769	$38,018

The accompanying notes are an integral part of these financial statements.

	T. Rowe Price FIS Limited-Term Bond Division
	2021	2020	2019
Investment Income:
Dividends	$3,336	$4,706	$6,177
Expenses:
Mortality and expense risk charges	1,626	1,559	1,662
Net investment income (loss)	1,710	3,147	4,515
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,519	—	—
Realized gains (losses) on sale of investments	294	(136)	(1,858)
Net realized gains (losses)	1,813	(136)	(1,858)
Change in unrealized gains (losses) on investments	(4,867)	6,700	6,673
Net realized and changes in unrealized gains (losses) on investments	(3,054)	6,564	4,815
Net increase (decrease) in net assets resulting from operations	$(1,344)	$9,711	$9,330

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2021, 2020 and 2019

	DWS I CROCI® International VIP Division			DWS II Government Money Market VIP Division
	2021	2020	2019	2021	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,864	$2,387	$1,920	$(267)	$(333)	$439
Net realized gains (losses)	126	(1,172)	(934)	—	—	—
Change in unrealized gains (losses) on investments	6,472	1,420	15,284	—	—	—
Net increase (decrease) in net assets resulting from operations	8,462	2,635	16,270	(267)	(333)	439
Policy Transactions:
Premium payments received from Policy owners	10,535	11,812	7,987	—	—	—
Net transfers (including fixed account)	—	—	—	(170,942)	150,575	—
Policy charges	(7,355)	(6,949)	(7,071)	(165)	(1,081)	(2,816)
Transfers for Policy benefits and terminations	(34)	(575)	(662)	—	(428)	(1)
Net increase (decrease) in net assets resulting from Policy transactions	3,146	4,288	254	(171,107)	149,066	(2,817)
Net increase (decrease) in net assets	11,608	6,923	16,524	(171,374)	148,733	(2,378)
Net Assets:
Beginning of year	100,104	93,181	76,657	186,903	38,170	40,548
End of year	$111,712	$100,104	$93,181	$15,529	$186,903	$38,170

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Contrafund® Division
	2021	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,964)	$(989)	$(369)
Net realized gains (losses)	44,026	2,948	29,406
Change in unrealized gains (losses) on investments	37,513	57,418	28,351
Net increase (decrease) in net assets resulting from operations	79,575	59,377	57,388
Policy Transactions:
Premium payments received from Policy owners	7,106	7,286	7,484
Net transfers (including fixed account)	337	243	—
Policy charges	(3,781)	(3,941)	(4,071)
Transfers for Policy benefits and terminations	—	—	(33,280)
Net increase (decrease) in net assets resulting from Policy transactions	3,662	3,588	(29,867)
Net increase (decrease) in net assets	83,237	62,965	27,521
Net Assets:
Beginning of year	293,851	230,886	203,365
End of year	$377,088	$293,851	$230,886

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021, 2020 and 2019

	Fidelity® VIP Equity-Income Division			Fidelity® VIP Growth Division
	2021	2020	2019	2021	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,296	$1,611	$1,852	$(17,268)	$(11,057)	$(5,761)
Net realized gains (losses)	21,816	6,219	8,671	563,403	200,150	114,131
Change in unrealized gains (losses) on investments	13,724	712	20,674	(15,776)	511,601	314,958
Net increase (decrease) in net assets resulting from operations	37,836	8,542	31,197	530,359	700,694	423,328
Policy Transactions:
Premium payments received from Policy owners	10,267	9,016	10,886	17,779	18,152	14,423
Net transfers (including fixed account)	—	—	—	—	360	—
Policy charges	(9,389)	(8,819)	(9,514)	(19,289)	(18,446)	(17,079)
Transfers for Policy benefits and terminations	(122)	(1,262)	(816)	(92)	—	(45,185)
Net increase (decrease) in net assets resulting from Policy transactions	756	(1,065)	556	(1,602)	66	(47,841)
Net increase (decrease) in net assets	38,592	7,477	31,753	528,757	700,760	375,487
Net Assets:
Beginning of year	157,556	150,079	118,326	2,368,072	1,667,312	1,291,825
End of year	$196,148	$157,556	$150,079	$2,896,829	$2,368,072	$1,667,312

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Index 500 Division
	2021	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$4,761	$5,823	$7,190
Net realized gains (losses)	17,950	41,557	133,869
Change in unrealized gains (losses) on investments	158,188	44,010	37,644
Net increase (decrease) in net assets resulting from operations	180,899	91,390	178,703
Policy Transactions:
Premium payments received from Policy owners	27,435	26,538	36,833
Net transfers (including fixed account)	56,412	(74,111)	—
Policy charges	(32,537)	(28,785)	(29,039)
Transfers for Policy benefits and terminations	(717)	—	(229,834)
Net increase (decrease) in net assets resulting from Policy transactions	50,593	(76,358)	(222,040)
Net increase (decrease) in net assets	231,492	15,032	(43,337)
Net Assets:
Beginning of year	604,715	589,683	633,020
End of year	$836,207	$604,715	$589,683

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021, 2020 and 2019

	MFS® VIT Growth Division			Putnam VT Growth Opportunities Division
	2021	2020	2019	2021	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,048)	$(816)	$(663)	$(420)	$(200)	$(111)
Net realized gains (losses)	24,283	12,834	16,839	6,577	3,196	5,458
Change in unrealized gains (losses) on investments	11,052	18,693	17,383	6,836	13,282	6,197
Net increase (decrease) in net assets resulting from operations	34,287	30,711	33,559	12,993	16,278	11,544
Policy Transactions:
Premium payments received from Policy owners	4,446	4,529	4,446	1,705	1,705	1,705
Net transfers (including fixed account)	—	487	—	—	—	—
Policy charges	(2,251)	(2,172)	(1,887)	(2,000)	(1,970)	(1,735)
Transfers for Policy benefits and terminations	(99)	—	(19,841)	(34)	(38)	(767)
Net increase (decrease) in net assets resulting from Policy transactions	2,096	2,844	(17,282)	(329)	(303)	(797)
Net increase (decrease) in net assets	36,383	33,555	16,277	12,664	15,975	10,747
Net Assets:
Beginning of year	149,791	116,236	99,959	59,058	43,083	32,336
End of year	$186,174	$149,791	$116,236	$71,722	$59,058	$43,083

The accompanying notes are an integral part of these financial statements.

	Putnam VT High Yield Division
	2021	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,254	$1,385	$1,320
Net realized gains (losses)	(9)	(108)	(24)
Change in unrealized gains (losses) on investments	81	32	1,868
Net increase (decrease) in net assets resulting from operations	1,326	1,309	3,164
Policy Transactions:
Premium payments received from Policy owners	1,727	1,927	3,186
Net transfers (including fixed account)	—	—	—
Policy charges	(828)	(1,144)	(1,474)
Transfers for Policy benefits and terminations	(2)	(577)	(4)
Net increase (decrease) in net assets resulting from Policy transactions	897	206	1,708
Net increase (decrease) in net assets	2,223	1,515	4,872
Net Assets:
Beginning of year	29,017	27,502	22,630
End of year	$31,240	$29,017	$27,502

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021, 2020 and 2019

	Putnam VT Income Division			Putnam VT Sustainable Leaders Division
	2021	2020	2019	2021	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$937	$4,041	$2,350	$(424)	$(83)	$(27)
Net realized gains (losses)	4,275	860	567	13,315	8,168	26,453
Change in unrealized gains (losses) on investments	(10,248)	150	6,616	13,809	6,104	4,697
Net increase (decrease) in net assets resulting from operations	(5,036)	5,051	9,533	26,700	14,189	31,123
Policy Transactions:
Premium payments received from Policy owners	5,352	6,344	7,185	7,720	8,736	4,506
Net transfers (including fixed account)	—	—	—	—	2,315	—
Policy charges	(2,832)	(4,071)	(4,823)	(5,647)	(5,313)	(5,019)
Transfers for Policy benefits and terminations	(32)	(1,865)	(42)	(36)	—	(44,773)
Net increase (decrease) in net assets resulting from Policy transactions	2,488	408	2,320	2,037	5,738	(45,286)
Net increase (decrease) in net assets	(2,548)	5,459	11,853	28,737	19,927	(14,163)
Net Assets:
Beginning of year	98,811	93,352	81,499	115,979	96,052	110,215
End of year	$96,263	$98,811	$93,352	$144,716	$115,979	$96,052

The accompanying notes are an integral part of these financial statements.

	T. Rowe Price ES Moderate Allocation Division
	2021	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$925	$1,079	$4,112
Net realized gains (losses)	26,046	11,710	11,163
Change in unrealized gains (losses) on investments	(5,619)	(806)	44,979
Net increase (decrease) in net assets resulting from operations	21,352	11,983	60,254
Policy Transactions:
Premium payments received from Policy owners	5,560	4,241	9,275
Net transfers (including fixed account)	67,025	21,512	—
Policy charges	(6,207)	(4,940)	(3,732)
Transfers for Policy benefits and terminations	—	(191,734)	(78,954)
Net increase (decrease) in net assets resulting from Policy transactions	66,378	(170,921)	(73,411)
Net increase (decrease) in net assets	87,730	(158,938)	(13,157)
Net Assets:
Beginning of year	182,836	341,774	354,931
End of year	$270,566	$182,836	$341,774

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2021, 2020 and 2019

	T. Rowe Price ES New America Growth Division
	2021	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(917)	$(833)	$(280)
Net realized gains (losses)	31,823	43,431	12,761
Change in unrealized gains (losses) on investments	(4,907)	(5,829)	25,537
Net increase (decrease) in net assets resulting from operations	25,999	36,769	38,018
Policy Transactions:
Premium payments received from Policy owners	3,226	4,057	4,223
Net transfers (including fixed account)	56,412	(93,737)	—
Policy charges	(1,868)	(1,995)	(2,073)
Transfers for Policy benefits and terminations	(1,589)	—	(20,303)
Net increase (decrease) in net assets resulting from Policy transactions	56,181	(91,675)	(18,153)
Net increase (decrease) in net assets	82,180	(54,906)	19,865
Net Assets:
Beginning of year	85,754	140,660	120,795
End of year	$167,934	$85,754	$140,660

The accompanying notes are an integral part of these financial statements.

	T. Rowe Price FIS Limited-Term Bond Division
	2021	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,710	$3,147	$4,515
Net realized gains (losses)	1,813	(136)	(1,858)
Change in unrealized gains (losses) on investments	(4,867)	6,700	6,673
Net increase (decrease) in net assets resulting from operations	(1,344)	9,711	9,330
Policy Transactions:
Premium payments received from Policy owners	18,433	18,433	19,410
Net transfers (including fixed account)	—	—	—
Policy charges	(13,188)	(12,300)	(13,500)
Transfers for Policy benefits and terminations	(1)	(4)	(106,648)
Net increase (decrease) in net assets resulting from Policy transactions	5,244	6,129	(100,738)
Net increase (decrease) in net assets	3,900	15,840	(91,408)
Net Assets:
Beginning of year	245,442	229,602	321,010
End of year	$249,342	$245,442	$229,602

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Paragon Separate Account D (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Board of Directors of Paragon Life Insurance Company ("Paragon") on January 3, 1995 to support operations of Paragon with respect to certain variable life insurance policies (the "Policies"). On May 1, 2006, Paragon merged into the Company and the Separate Account became a separate account of the Company. The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange Commission, as well as the New York State Department of Financial Services.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding portfolio, series or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

Deutsche DWS Variable Series I ("DWS I")

Deutsche DWS Variable Series II ("DWS II")

Fidelity® Variable Insurance Products ("Fidelity VIP")

MFS® Variable Insurance Trust ("MFS VIT")

Putnam Variable Trust ("Putnam VT")

T. Rowe Price Equity Series, Inc. ("T. Rowe Price ES")

T. Rowe Price Fixed Income Series, Inc. ("T. Rowe Price FIS")

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies cannot be used for liabilities arising out of any other business conducted by the Company.

2.  LIST OF DIVISIONS

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the Policy owner.

The following Divisions had net assets as of December 31, 2021:

DWS I CROCI® International VIP Division

DWS II Government Money Market VIP Division

Fidelity® VIP Contrafund® Division

Fidelity® VIP Equity-Income Division

Fidelity® VIP Growth Division

Fidelity® VIP Index 500 Division

MFS® VIT Growth Division

Putnam VT Growth Opportunities Division

Putnam VT High Yield Division

Putnam VT Income Division

Putnam VT Sustainable Leaders Division

T. Rowe Price ES Moderate Allocation Division

T. Rowe Price ES New America Growth Division

T. Rowe Price FIS Limited-Term Bond Division

3.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Security Valuation

A Division's investment in shares of a portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV"). All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their daily NAV as reported by the Trusts at the close of each business day.

ASC Topic 820, Fair Value Measurement ("ASC 820") provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The Separate Account's investments in shares of a portfolio, series or fund of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

Premium Payments

The Company deducts a sales charge for certain Policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to Policy acquisition expenses. Net premiums are reported as premium payments received from Policy owners on the statements of changes in net assets of the applicable Divisions and are credited as units.

Net Transfers

Assets transferred by the Policy owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

COVID

The COVID-19 pandemic has caused volatility within the global economy and financial markets. This pandemic may last for an extended period of time and may continue to impact the economy for the foreseeable future. These events may negatively affect the Separate Account's operations or financial results.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  EXPENSES & POLICY CHARGES

The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, and is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the range of effective annual rates for the charge for the year ended December 31, 2021:

Mortality and Expense Risk	0.35	% - 0.65%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Policy.

Policy charges are assessed on a monthly basis through the redemption of units. These charges generally include: Cost of Insurance ("COI") charges, administrative charges, a Policy fee, transfer charges and charges for benefits provided by rider, if any. The COI charge is the primary charge under the Policy for the death benefit provided by the Company which may vary by Policy based on underwriting criteria. A transfer fee of $25 may be deducted after twelve transfers are made in a Policy year. The administrative charge ranges from $3.50 to $6.00 and is assessed per month per Policy. A transaction charge of the lesser of $25 or 2% of the surrender is imposed on partial surrenders. Most Policies offer optional benefits that can be added to the Policy by rider. The charge for riders that provide life insurance benefits can range from $.04 to $42.28 per $1,000 of coverage. These charges are paid to the Company and are recorded as Policy charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2021, 2020 and 2019.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  STATEMENTS OF INVESTMENTS

	As of December 31		For the year ended December 31
	Shares	Cost ($)	Cost of Purchases ($)			Proceeds from Sales ($)
	2021	2021	2021	2020	2019	2021	2020	2019
DWS I CROCI® International VIP Division	14,470	108,221	11,848	12,778	8,353	6,838	6,104	6,179
DWS II Government Money Market VIP Division	15,529	15,529	4	178,524	707	171,377	29,790	3,077
Fidelity® VIP Contrafund® Division	6,938	233,099	48,213	41,637	31,926	4,126	37,603	36,154
Fidelity® VIP Equity-Income Division	7,501	163,686	31,140	14,526	17,295	7,827	7,727	6,503
Fidelity® VIP Growth Division	28,281	1,683,700	561,869	242,841	105,222	32,663	73,828	68,019
Fidelity® VIP Index 500 Division	1,786	379,508	85,485	24,970	43,547	25,138	93,600	248,415
MFS® VIT Growth Division	2,346	110,440	26,632	32,822	12,434	2,310	22,531	21,320
Putnam VT Growth Opportunities Division	4,344	39,819	6,997	3,931	6,397	1,972	1,810	2,302
Putnam VT High Yield Division	4,959	31,315	2,765	2,788	3,547	614	1,197	518
Putnam VT Income Division	9,256	104,277	9,683	10,101	8,382	1,895	4,828	3,118
Putnam VT Sustainable Leaders Division	2,834	97,692	19,093	63,283	16,200	5,879	49,750	49,778
T. Rowe Price ES Moderate Allocation Division	11,956	251,708	99,511	112,016	23,157	7,212	276,070	83,758
T. Rowe Price ES New America Growth Division	4,342	147,566	88,590	36,851	13,035	2,032	116,710	22,451
T. Rowe Price FIS Limited-Term Bond Division	50,782	248,052	22,802	22,699	25,234	14,330	13,423	121,460

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS
For the years ended December 31, 2021, 2020 and 2019:

	DWS I CROCI® International VIP Division			DWS II Government Money Market VIP Division
	2021	2020	2019	2021	2020	2019
Units beginning of year	5,225	4,981	4,968	180,809	36,772	39,497
Units issued and transferred from other funding options	1,285	709	462	—	172,286	—
Units redeemed and transferred to other funding options	(1,169)	(465)	(449)	(165,690)	(28,249)	(2,725)
Units end of year	5,341	5,225	4,981	15,119	180,809	36,772
	Fidelity® VIP Growth Division			Fidelity® VIP Index 500 Division
	2021	2020	2019	2021	2020	2019
Units beginning of year	10,636	10,705	11,068	2,682	2,886	8,854
Units issued and transferred from other funding options	72	405	102	1,813	71	100
Units redeemed and transferred to other funding options	(80)	(474)	(465)	(1,792)	(275)	(6,068)
Units end of year	10,628	10,636	10,705	2,703	2,682	2,886
	Putnam VT High Yield Division			Putnam VT Income Division
	2021	2020	2019	2021	2020	2019
Units beginning of year	839	833	780	3,076	3,083	3,023
Units issued and transferred from other funding options	49	65	100	482	217	245
Units redeemed and transferred to other funding options	(24)	(59)	(47)	(445)	(224)	(185)
Units end of year	864	839	833	3,113	3,076	3,083

	T. Rowe Price ES New America Growth Division			T. Rowe Price FIS Limited-Term Bond Division
	2021	2020	2019	2021	2020	2019
Units beginning of year	798	1,675	1,907	30,286	29,473	42,722
Units issued and transferred from other funding options	685	261	51	2,268	2,367	2,540
Units redeemed and transferred to other funding options	(281)	(1,138)	(283)	(1,626)	(1,554)	(15,789)
Units end of year	1,202	798	1,675	30,928	30,286	29,473

	Fidelity® VIP Contrafund® Division			Fidelity® VIP Equity-Income Division
	2021	2020	2019	2021	2020	2019
Units beginning of year	2,116	2,157	2,484	1,945	1,964	1,961
Units issued and transferred from other funding options	48	376	76	119	130	154
Units redeemed and transferred to other funding options	(26)	(417)	(403)	(112)	(149)	(151)
Units end of year	2,138	2,116	2,157	1,952	1,945	1,964
	MFS® VIT Growth Division			Putnam VT Growth Opportunities Division
	2021	2020	2019	2021	2020	2019
Units beginning of year	1,458	1,482	1,724	293	296	302
Units issued and transferred from other funding options	315	282	57	8	10	14
Units redeemed and transferred to other funding options	(304)	(306)	(299)	(9)	(13)	(20)
Units end of year	1,469	1,458	1,482	292	293	296
	Putnam VT Sustainable Leaders Division			T. Rowe Price ES Moderate Allocation Division
	2021	2020	2019	2021	2020	2019
Units beginning of year	1,094	1,162	1,811	3,382	7,194	8,892
Units issued and transferred from other funding options	64	667	61	1,303	2,284	219
Units redeemed and transferred to other funding options	(48)	(735)	(710)	(108)	(6,096)	(1,917)
Units end of year	1,110	1,094	1,162	4,577	3,382	7,194

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Policies, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying portfolio, series or fund, and total return ratios for the five years ended December 31, 2021:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
DWS I CROCI® International	2021	5,341	16.39 - 21.68	111,712	2.34	0.35 - 0.65	8.53 - 8.86
VIP Division	2020	5,225	14.91 - 19.98	100,104	3.36	0.45 - 0.65	1.95 - 2.15
	2019	4,981	14.59 - 19.59	93,181	2.89	0.45 - 0.65	20.98 - 21.23
	2018	4,968	12.04 - 16.20	76,657	1.12	0.45 - 0.65	(14.95) - (14.78)
	2017	5,885	14.12 - 19.04	107,527	6.84	0.45 - 0.65	21.17 - 21.42
DWS II Government Money	2021	15,119	1.03	15,529	0.01	0.65	(0.64)
Market VIP Division	2020	180,809	1.03	186,903	0.13	0.65	(0.42)
	2019	36,772	1.04	38,170	1.76	0.65	1.11
	2018	39,497	1.03 - 9.81	40,548	1.32	0.45 - 0.65	0.73 - 0.93
	2017	58,335	1.02 - 9.72	81,065	0.45	0.45 - 0.65	(0.19) - 0.00
Fidelity® VIP Contrafund®	2021	2,138	176.35	377,088	0.06	0.65	27.01
Division	2020	2,116	138.85	293,851	0.26	0.65	29.72
	2019	2,157	107.04	230,886	0.47	0.65	30.73
	2018	2,484	23.80 - 81.88	203,365	0.65	0.45 - 0.65	(6.99) - (6.80)
	2017	11,951	25.53 - 88.03	644,737	1.01	0.45 - 0.65	21.09 - 21.33
Fidelity® VIP	2021	1,952	100.51	196,148	1.93	0.65	24.08
Equity-Income Division	2020	1,945	81.00	157,556	1.83	0.65	6.00
	2019	1,964	76.41	150,079	2.03	0.65	26.62
	2018	1,961	21.64 - 60.35	118,326	1.85	0.45 - 0.65	(8.89) - (8.71)
	2017	6,334	23.70 - 66.24	327,519	1.72	0.45 - 0.65	12.16 - 12.39
Fidelity® VIP Growth	2021	10,628	272.56	2,896,829	—	0.65	22.42
Division	2020	10,636	222.65	2,368,072	0.07	0.65	42.96
	2019	10,705	155.75	1,667,312	0.26	0.65	33.44
	2018	11,068	30.41 - 116.71	1,291,825	0.24	0.45 - 0.65	(0.82) - (0.62)
	2017	11,879	30.60 - 117.68	1,391,382	0.22	0.45 - 0.65	34.26 - 34.53
Fidelity® VIP Index 500	2021	2,703	52.49 - 705.45	836,207	1.26	0.35 - 0.65	27.74 - 28.13
Division	2020	2,682	40.56 - 552.23	604,715	1.66	0.45 - 0.65	17.47 - 17.71
	2019	2,886	34.46 - 470.10	589,683	1.63	0.45 - 0.65	30.50 - 30.76
	2018	8,854	26.35 - 367.01	633,020	1.84	0.45 - 0.65	(5.11) - (4.92)
	2017	11,398	27.72 - 386.40	779,116	1.82	0.45 - 0.65	20.93 - 21.17
MFS® VIT Growth Division	2021	1,469	67.02 - 140.63	186,174	—	0.35 - 0.65	22.73 - 23.10
	2020	1,458	53.72 - 114.59	149,791	—	0.45 - 0.65	31.00 - 31.26
	2019	1,482	40.92 - 87.47	116,236	—	0.45 - 0.65	37.25 - 37.53
	2018	1,724	29.76 - 63.73	99,959	0.09	0.45 - 0.65	2.00 - 2.21
	2017	1,839	29.11 - 62.48	100,950	0.11	0.45 - 0.65	30.56 - 30.82
Putnam VT Growth	2021	292	246.01	71,722	—	0.65	22.20
Opportunities Division	2020	293	201.31	59,058	0.24	0.65	38.18
	2019	296	145.68	43,083	0.36	0.65	36.22
	2018	302	22.82 - 106.95	32,336	0.07	0.45 - 0.65	1.93 - 2.14
	2017	604	22.34 - 104.92	52,025	0.14	0.45 - 0.65	30.45 - 30.71

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

7.  FINANCIAL HIGHLIGHTS — (Concluded)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Putnam VT High Yield	2021	864	36.16	31,240	4.82	0.65	4.52
Division	2020	839	34.60	29,017	5.82	0.65	4.82
	2019	833	33.01	27,502	5.93	0.65	13.81
	2018	780	29.00	22,630	6.68	0.65	(4.22)
	2017	1,097	30.28	33,211	5.95	0.65	6.53
Putnam VT Income Division	2021	3,113	15.59 - 32.58	96,263	1.60	0.35 - 0.65	(5.05) - (4.77)
	2020	3,076	16.21 - 34.31	98,811	4.85	0.45 - 0.65	5.32 - 5.53
	2019	3,083	15.36 - 32.58	93,352	3.29	0.45 - 0.65	11.52 - 11.74
	2018	3,023	13.75 - 29.21	81,499	3.32	0.45 - 0.65	(0.29) - (0.08)
	2017	3,122	13.76 - 29.29	84,752	4.43	0.45 - 0.65	5.22 - 5.43
Putnam VT Sustainable	2021	1,110	130.43	144,716	0.33	0.65	23.04
Leaders Division	2020	1,094	106.01	115,979	0.57	0.65	28.23
	2019	1,162	82.67	96,052	0.62	0.65	35.83
	2018	1,811	28.38 - 60.86	110,215	0.01	0.45 - 0.65	(1.92) - (1.73)
	2017	1,894	28.88 - 62.06	113,290	0.82	0.45 - 0.65	28.72 - 28.97
T. Rowe Price ES Moderate	2021	4,577	59.12	270,566	1.02	0.65	9.35
Allocation Division	2020	3,382	54.06	182,836	1.27	0.65	13.80
	2019	7,194	47.51	341,774	1.90	0.65	19.03
	2018	8,892	18.54 - 42.47	354,931	1.67	0.45 - 0.65	(5.70) - (5.51)
	2017	17,452	19.62 - 44.99	694,024	1.54	0.45 - 0.65	16.65 - 16.88
T. Rowe Price ES New	2021	1,202	69.69 - 159.17	167,934	—	0.35 - 0.65	20.01 - 20.37
America Growth Division	2020	798	57.33 - 132.62	85,754	—	0.45 - 0.65	43.44 - 43.72
	2019	1,675	39.89 - 92.46	140,660	0.41	0.45 - 0.65	34.05 - 34.32
	2018	1,907	29.69 - 68.97	120,795	0.13	0.45 - 0.65	0.50 - 0.70
	2017	3,059	29.49 - 68.63	194,631	0.11	0.45 - 0.65	33.56 - 33.83
T. Rowe Price FIS	2021	30,928	8.06	249,342	1.33	0.65	(0.52)
Limited-Term Bond Division	2020	30,286	8.10	245,442	1.97	0.65	4.03
	2019	29,473	7.79	229,602	2.42	0.65	3.68
	2018	42,722	7.05 - 10.66	321,010	2.05	0.45 - 0.65	0.52 - 0.72
	2017	30,066	7.01 - 10.58	229,674	1.46	0.45 - 0.65	0.40 - 0.60

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, series or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio, series or fund in which the Division invests.

2  These amounts represent annualized Policy expenses of each of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Policy owner accounts through the redemption of units and expenses of the underlying portfolio, series or fund have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.

This page is intentionally left blank.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

              Item 8. Financial Statements and Supplementary Data

        Index to Consolidated Financial Statements, Notes and Schedules

                                                                           Page
                                                                          ------
Report of Independent Registered Public Accounting Firm (PCAOB ID 34)....      2
Financial Statements at December 31, 2021 and 2020 and for the Years
  Ended December 31, 2021, 2020 and 2019:

     Note 1 -- Business, Basis of Presentation and Summary of

     Note 4 -- Deferred Policy Acquisition Costs, Value of Business

Financial Statement Schedules at December 31, 2021 and 2020 and for
  the Years Ended December 31, 2021, 2020 and 2019:
  Schedule I -- Consolidated Summary of Investments -- Other Than

                                    MLIC-1

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholder and the Board of Directors of Metropolitan Life Insurance
Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Metropolitan
Life Insurance Company and subsidiaries (the "Company") as of December 31, 2021 and 2020, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2021, and the related notes and the schedules listed in the
Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31,
2021, in conformity with accounting principles generally accepted in the United
States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management.
Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are
required to be independent with respect to the Company in accordance with the
U.S. federal securities laws and the applicable rules and regulations of the
Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and
(2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Fixed Maturity Securities Available-for-Sale -- Fair Value of Level 3 Fixed
Maturity Securities -- Refer to Notes 1, 7, and 9 to the financial statements

Critical Audit Matter Description

The Company has investments in certain fixed maturity securities classified as available-for-sale whose fair values are based on unobservable inputs that are supported by little or no market activity. When a price is not available in the active market, from an independent pricing service, or from independent broker quotations, management values the security using internal matrix pricing or discounted cash flow techniques. These investments are categorized as Level 3 and had an estimated fair value of $4.3 billion as of December 31, 2021.

                                    MLIC-2

Given management uses considerable judgment when estimating the fair value of
Level 3 fixed maturity securities determined using internal matrix pricing or discounted cash flow techniques, performing audit procedures to evaluate the estimate of fair value required a high degree of auditor judgment and an increased extent of effort. This audit effort included the use of professionals with specialized skills and knowledge, including our fair value specialists, to assist in performing procedures and evaluating the audit evidence obtained.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of Level 3 fixed maturity securities determined using internal matrix pricing or discounted cash flow techniques included, among others, the following:

    .  We tested the effectiveness of controls over the determination of fair value.

    .  We tested the accuracy and completeness of relevant security attributes, including credit ratings, maturity dates and coupon rates, used in the determination of Level 3 fair values.

    .  With the involvement of our fair value specialists, we developed independent fair value estimates for a sample of securities and compared our estimates to the Company's estimates and evaluated differences. We developed our estimate by evaluating the observable and unobservable inputs used by management or developing independent inputs.

    .  We evaluated management's ability to accurately estimate fair value by comparing management's historical estimates to subsequent transactions, taking into account changes in market conditions subsequent to
       December 31, 2021.

Insurance Liabilities -- Valuation of Future Policy Benefits for Long-Term Care
Insurance -- Refer to Notes 1 and 3 to the financial statements

Critical Audit Matter Description

The Company's products include long-term care insurance. Liabilities for amounts payable under long-term care insurance are recorded in future policy benefits in the Company's consolidated balance sheets. Such liabilities are established based on actuarial assumptions at the time policies are issued, which are intended to estimate the experience for the period the policy benefits are payable. Significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves, which are based on current assumptions. Management's estimate of future policy benefits for long-term care insurance was $14.4 billion as of December 31, 2021.

Management applies considerable judgment in evaluating actual experience to determine whether a change in assumptions for long-term care insurance is warranted. Principal assumptions used in the valuation of future policy benefits for long-term care insurance include morbidity, policy lapse, investment returns and mortality.

Given the inherent uncertainty in selecting assumptions, we have determined that management's evaluation of actual experience when estimating future policy benefits for long-term care insurance policies is a critical audit matter, which required a high degree of auditor judgment and an increased extent of effort when performing audit procedures to evaluate the judgments made and the reasonableness of the assumptions used in the valuation. The audit effort included the use of professionals with specialized skill and knowledge, including our actuarial specialists, to assist in performing these procedures and evaluating the audit evidence obtained from these procedures.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the assumptions used to determine the estimate of future policy benefits for long-term care insurance, included, among others, the following:

    .  We tested the effectiveness of the control over the assumptions used in the valuation of future policy benefits and the effectiveness of the controls over the underlying data.

    .  With the involvement of our actuarial specialists, we:

       .  evaluated judgments applied by management in setting principal assumptions, including evaluating the results of experience studies used as the basis for setting those assumptions.

                                    MLIC-3

       .  evaluated management's estimate of, or developed an independent estimate of future policy benefits, on a sample basis, and evaluated differences. This included confirming that assumptions were applied as intended.

       .  evaluated the results of the Company's annual premium deficiency tests.

Derivatives -- Valuation of Embedded Derivative Liabilities -- Refer to Notes
1, 3, 8, and 9 to the financial statements

Critical Audit Matter Description

The Company's products include variable annuity contracts with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit adjusted for withdrawals. The guarantees on variable annuity contracts are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Guarantees accounted for as embedded derivatives include the non-life contingent portion of guaranteed minimum withdrawal benefits and certain non-life contingent portions of guaranteed minimum income benefits, and are recorded in policyholder account balances on the Company's consolidated balance sheet. Embedded derivatives are measured at estimated fair value separately from the host variable annuity contract using actuarial and capital market assumptions that are updated annually. Management's estimate of embedded derivative liabilities was $1.5 billion as of December 31, 2021.

Management applies considerable judgment in selecting assumptions used to estimate embedded derivative liabilities and changes in market conditions or variations in certain assumptions could result in significant fluctuations in the estimate. Principal assumptions include mortality, lapse, dynamic lapse, withdrawal, utilization, and risk-free rates and implied volatilities. The valuation of the embedded derivative liabilities is also based on complex calculations which are data intensive.

Given the inherent uncertainty in selecting assumptions and the complexity of the calculations, we have determined that management's valuation of the embedded derivative liabilities is a critical audit matter which required a high degree of auditor judgment and an increased extent of effort when performing audit procedures to evaluate the judgments made and the reasonableness of the models and assumptions used in the valuation. The audit effort included the use of professionals with specialized skill and knowledge, including our valuation, modeling and actuarial specialists, to assist in performing these procedures and evaluating the audit evidence obtained from these procedures.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of embedded derivative liabilities included, among others, the following:

    .  We tested the effectiveness of controls over the assumptions, including controls over the underlying data used in the valuation of embedded derivative liabilities.

    .  We tested the effectiveness of controls over the methodologies and models used for determining the embedded derivative liabilities.

    .  With the involvement of our valuation, modeling and actuarial specialists, we:

       .  evaluated the methods, models, and judgments applied by management in the determination of principal assumptions and the calculation of the embedded derivative liabilities

       .  evaluated the results of underlying experience studies, capital market projections, and judgments applied by management in setting the assumptions

       .  developed an independent estimate of the embedded derivative liabilities, on a sample basis, and evaluated differences.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 7, 2022

We have served as the Company's auditor since at least 1968; however, an earlier year could not be reliably determined.

                                    MLIC-4

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2021 and 2020

                (In millions, except share and per share data)

                                                        2021          2020
                                                    ------------- -------------
 Assets
 Investments:
 Fixed maturity securities available-for-sale, at
  estimated fair value (amortized cost: $158,354
  and $156,423, respectively; allowance for credit
  loss of $53 and $51, respectively)...............  $    175,885  $    181,340
 Mortgage loans (net of allowance for credit loss
  of $536 and $517, respectively; includes $224
  and $199, respectively, relating to variable
  interest entities and $127 and $165,
  respectively, under the fair value option).......        60,219        66,405
 Policy loans......................................         5,816         5,973
 Real estate and real estate joint ventures
  (includes $1,094 and $1,435, respectively,
  relating to variable interest entities, $240 and
  $169, respectively, under the fair value option
  and $175 and $128, respectively, of real estate
  held-for-sale)...................................         7,873         7,478
 Other limited partnership interests...............         8,754         5,775
 Short-term investments, at estimated fair value...         4,866         2,623
 Other invested assets (includes $924 and $992,
  respectively, of leveraged and direct financing
  leases; $171 and $79, respectively, relating to
  variable interest entities and allowance for
  credit loss of $32 and $38, respectively)........        19,860        17,723
                                                    ------------- -------------
   Total investments...............................       283,273       287,317
 Cash and cash equivalents, principally at
  estimated fair value.............................         9,957        11,337
 Accrued investment income.........................         1,767         1,904
 Premiums, reinsurance and other receivables.......        20,505        21,478
 Deferred policy acquisition costs and value of
  business acquired................................         2,598         2,649
 Current income tax recoverable....................            80            --
 Other assets......................................         4,526         4,276
 Separate account assets...........................       123,851       128,646
                                                    ------------- -------------
   Total assets....................................  $    446,557  $    457,607
                                                    ============= =============
 Liabilities and Equity
 Liabilities
 Future policy benefits............................  $    132,274  $    133,921
 Policyholder account balances.....................        94,459        96,635
 Other policy-related balances.....................         8,094         7,430
 Policyholder dividends payable....................           312           397
 Policyholder dividend obligation..................         1,682         2,969
 Payables for collateral under securities loaned
  and other transactions...........................        24,866        23,122
 Short-term debt...................................           100           120
 Long-term debt....................................         1,659         1,619
 Current income tax payable........................            --           486
 Deferred income tax liability.....................         2,036         1,980
 Other liabilities.................................        23,796        25,424
 Separate account liabilities......................       123,851       128,646
                                                    ------------- -------------
   Total liabilities...............................       413,129       422,749
                                                    ------------- -------------
 Contingencies, Commitments and Guarantees (Note
  16)
 Equity
 Metropolitan Life Insurance Company stockholder's
  equity:
 Common stock, par value $0.01 per share;
  1,000,000,000 shares authorized; 494,466,664
  shares issued and outstanding....................             5             5
 Additional paid-in capital........................        12,464        12,460
 Retained earnings.................................        10,868        10,548
 Accumulated other comprehensive income (loss).....         9,917        11,662
                                                    ------------- -------------
   Total Metropolitan Life Insurance Company
    stockholder's equity...........................        33,254        34,675
 Noncontrolling interests..........................           174           183
                                                    ------------- -------------
   Total equity....................................        33,428        34,858
                                                    ------------- -------------
   Total liabilities and equity....................  $    446,557  $    457,607
                                                    ============= =============

       See accompanying notes to the consolidated financial statements.

                                    MLIC-5

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2021, 2020 and 2019

                                 (In millions)

                                                       2021          2020          2019
                                                   ------------  ------------  ------------
Revenues
Premiums..........................................  $    26,191   $    20,741   $    21,608
Universal life and investment-type product policy
 fees.............................................        2,062         1,996         2,037
Net investment income.............................       12,486        10,250        10,973
Other revenues....................................        1,616         1,661         1,573
Net investment gains (losses).....................          652           (73)          346
Net derivative gains (losses).....................         (964)          738          (288)
                                                   ------------  ------------  ------------
 Total revenues...................................       42,043        35,313        36,249
                                                   ------------  ------------  ------------
Expenses
Policyholder benefits and claims..................       29,423        23,074        24,051
Interest credited to policyholder account balances        2,027         2,247         2,624
Policyholder dividends............................          728           901         1,038
Other expenses....................................        5,617         5,013         4,976
                                                   ------------  ------------  ------------
 Total expenses...................................       37,795        31,235        32,689
                                                   ------------  ------------  ------------
 Income (loss) before provision for income tax....        4,248         4,078         3,560
Provision for income tax expense (benefit)........          530           534           148
                                                   ------------  ------------  ------------
 Net income (loss)................................        3,718         3,544         3,412
Less: Net income (loss) attributable to
 noncontrolling interests.........................            5            (6)           (6)
                                                   ------------  ------------  ------------
 Net income (loss) attributable to Metropolitan
   Life Insurance Company.........................  $     3,713   $     3,550   $     3,418
                                                   ============  ============  ============

       See accompanying notes to the consolidated financial statements.

                                    MLIC-6

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2021, 2020 and 2019

                                 (In millions)

                                                       2021         2020         2019
                                                   -----------  -----------  -----------
Net income (loss).................................  $    3,718   $    3,544   $    3,412
Other comprehensive income (loss):
Unrealized investment gains (losses), net of
 related offsets..................................      (2,462)       1,911        8,053
Unrealized gains (losses) on derivatives..........         111          216          279
Foreign currency translation adjustments..........           9           54          (32)
Defined benefit plans adjustment..................          82         (108)        (143)
                                                   -----------  -----------  -----------
 Other comprehensive income (loss), before income
   tax............................................      (2,260)       2,073        8,157
Income tax (expense) benefit related to items of
 other comprehensive income (loss)................         515         (436)      (1,711)
                                                   -----------  -----------  -----------
 Other comprehensive income (loss), net of income
   tax............................................      (1,745)       1,637        6,446
                                                   -----------  -----------  -----------
Comprehensive income (loss).......................       1,973        5,181        9,858
Less: Comprehensive income (loss) attributable to
 noncontrolling interest, net of income tax.......           5           (6)          (6)
                                                   -----------  -----------  -----------
 Comprehensive income (loss) attributable to
   Metropolitan Life Insurance Company............  $    1,968   $    5,187   $    9,864
                                                   ===========  ===========  ===========

       See accompanying notes to the consolidated financial statements.

                                    MLIC-7

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
             For the Years Ended December 31, 2021, 2020 and 2019

                                 (In millions)

                                                                  Accumulated           Total
                                         Additional                  Other        Metropolitan Life
                                Common    Paid-in     Retained    Comprehensive   Insurance Company    Noncontrolling   Total
                                Stock     Capital     Earnings   Income (Loss)   Stockholder's Equity    Interests      Equity
                               -------- ----------- -----------  -------------- --------------------- --------------- ---------
Balance at December 31, 2018.. $      5 $    12,450 $     9,512    $    3,562      $       25,529        $     198    $  25,727
Cumulative effects of changes
 in accounting principles,
 net of income tax............                               78            17                  95                            95
Capital contributions from
 MetLife, Inc.................                    5                                             5                             5
Dividends to MetLife, Inc.....                           (3,065)                           (3,065)                       (3,065)
Change in equity of
 noncontrolling interests.....                                                                 --               (8)          (8)
Net income (loss).............                            3,418                             3,418               (6)       3,412
Other comprehensive income
 (loss), net of income tax....                                          6,446               6,446                         6,446
                               -------- ----------- -----------    ----------      --------------        ---------    ---------
Balance at December 31, 2019..        5      12,455       9,943        10,025              32,428              184       32,612
Cumulative effects of changes
 in accounting principles,
 net of income tax............                             (113)                             (113)                         (113)
Capital contributions from
 MetLife, Inc.................                    5                                             5                             5
Dividends to MetLife, Inc.....                           (2,832)                           (2,832)                       (2,832)
Change in equity of
 noncontrolling interests.....                                                                 --                5            5
Net income (loss).............                            3,550                             3,550               (6)       3,544
Other comprehensive income
 (loss), net of income tax....                                          1,637               1,637                         1,637
                               -------- ----------- -----------    ----------      --------------        ---------    ---------
Balance at December 31, 2020..        5      12,460      10,548        11,662              34,675              183       34,858
Capital contributions from
 MetLife, Inc.................                    4                                             4                             4
Dividends to MetLife, Inc.....                           (3,393)                           (3,393)                       (3,393)
Change in equity of
 noncontrolling interests.....                                                                 --              (14)         (14)
Net income (loss).............                            3,713                             3,713                5        3,718
Other comprehensive income
 (loss), net of income tax....                                         (1,745)             (1,745)                       (1,745)
                               -------- ----------- -----------    ----------      --------------        ---------    ---------
Balance at December 31, 2021.. $      5 $    12,464 $    10,868    $    9,917      $       33,254        $     174    $  33,428
                               ======== =========== ===========    ==========      ==============        =========    =========

       See accompanying notes to the consolidated financial statements.

                                    MLIC-8

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2021, 2020 and 2019

                                 (In millions)

                                                       2021           2020           2019
                                                  -------------  -------------  -------------
Cash flows from operating activities
Net income (loss)................................ $       3,718  $       3,544  $       3,412
Adjustments to reconcile net income (loss) to
 net cash provided by (used in) operating
 activities:
 Depreciation and amortization expenses..........           136            125             99
 Amortization of premiums and accretion of
  discounts associated with investments, net.....          (656)          (651)          (823)
 (Gains) losses on investments and from sales of
  businesses, net................................          (652)            73           (346)
 (Gains) losses on derivatives, net..............         2,480           (299)           499
 (Income) loss from equity method investments,
  net of dividends or distributions..............        (1,873)           238            366
 Interest credited to policyholder account
  balances.......................................         1,988          2,213          2,624
 Universal life and investment-type product
  policy fees....................................        (1,070)        (1,130)        (2,037)
 Change in fair value option and trading
  securities.....................................          (125)          (171)          (151)
 Change in accrued investment income.............            69             72             45
 Change in premiums, reinsurance and other
  receivables....................................           752            826           (200)
 Change in deferred policy acquisition costs and
  value of business acquired, net................           194            355            197
 Change in income tax............................             5            104           (351)
 Change in other assets..........................          (308)            90            961
 Change in insurance-related liabilities and
  policy-related balances........................          (957)        (1,256)         1,571
 Change in other liabilities.....................          (370)        (1,372)           277
 Other, net......................................           (74)           176             (1)
                                                  -------------  -------------  -------------
  Net cash provided by (used in) operating
    activities...................................         3,257          2,937          6,142
                                                  -------------  -------------  -------------
Cash flows from investing activities
Sales, maturities and repayments of:
 Fixed maturity securities available-for-sale....        51,010         46,700         49,464
 Equity securities...............................           565            310            183
 Mortgage loans..................................        16,790          9,963         11,482
 Real estate and real estate joint ventures......         1,329             81          1,101
 Other limited partnership interests.............           541            464            494
Purchases and originations of:
 Fixed maturity securities available-for-sale....       (52,513)       (48,561)       (48,421)
 Equity securities...............................           (48)          (106)           (49)
 Mortgage loans..................................       (10,502)       (10,931)       (13,458)
 Real estate and real estate joint ventures......        (1,042)          (768)        (1,443)
 Other limited partnership interests.............        (1,896)        (1,071)          (971)
Cash received in connection with freestanding
 derivatives.....................................         1,720          3,823          1,759
Cash paid in connection with freestanding
 derivatives.....................................        (5,181)        (2,886)        (1,957)
Cash received from the redemption of an
 investment in affiliated preferred stock........           315             --             --
Receipts on loans to affiliates..................            87            251             --
Purchases of loans to affiliates.................           (15)            --             --
Net change in policy loans.......................           157            127            (39)
Net change in short-term investments.............        (2,295)          (714)          (377)
Net change in other invested assets..............            74             44             (8)
Net change in property, equipment and leasehold
 improvements....................................            15             18             60
Other, net.......................................            14             21             (4)
                                                  -------------  -------------  -------------
 Net cash provided by (used in) investing
  activities..................................... $        (875) $      (3,235) $      (2,184)
                                                  -------------  -------------  -------------

       See accompanying notes to the consolidated financial statements.

                                    MLIC-9

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (continued)
             For the Years Ended December 31, 2021, 2020 and 2019

                                 (In millions)

                                                       2021          2020           2019
                                                  -------------  ------------  -------------
Cash flows from financing activities
Policyholder account balances:
  Deposits....................................... $      78,129  $     77,446  $      74,049
  Withdrawals....................................       (80,378)      (74,655)       (74,571)
Net change in payables for collateral under
 securities loaned and other transactions........         1,744         2,757          1,893
Long-term debt issued............................            35           128             --
Long-term debt repaid............................           (26)          (97)           (28)
Financing element on certain derivative
 instruments and other derivative related
 transactions, net...............................           173           (40)          (175)
Dividends paid to MetLife, Inc...................        (3,393)       (2,832)        (3,065)
Other, net.......................................           (42)           (3)           (19)
                                                  -------------  ------------  -------------
  Net cash provided by (used in) financing
   activities....................................        (3,758)        2,704         (1,916)
                                                  -------------  ------------  -------------
Effect of change in foreign currency exchange
 rates on cash and cash equivalents balances.....            (4)            4              3
                                                  -------------  ------------  -------------
  Change in cash and cash equivalents............        (1,380)        2,410          2,045
Cash and cash equivalents, beginning of year.....        11,337         8,927          6,882
                                                  -------------  ------------  -------------
  Cash and cash equivalents, end of year......... $       9,957  $     11,337  $       8,927
                                                  =============  ============  =============
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest......................................... $          95  $         99  $         104
                                                  =============  ============  =============
Income tax....................................... $         388  $         45  $         552
                                                  =============  ============  =============
Non-cash transactions:
Capital contributions from MetLife, Inc.......... $           4  $          5  $           5
                                                  =============  ============  =============
Real estate and real estate joint ventures
 acquired in satisfaction of debt................ $         174  $         10  $          32
                                                  =============  ============  =============
Increase in equity securities due to in-kind
 distributions received from other limited
 partnership interests........................... $         337  $        100  $          41
                                                  =============  ============  =============
Increase in other invested assets in connection
 with affiliated reinsurance transactions........ $       3,140  $         --  $          --
                                                  =============  ============  =============
Operating lease liability associated with the
 recognition of right-of-use assets.............. $           4  $         --  $         152
                                                  =============  ============  =============
Transfer of fixed maturity securities
 available-for-sale to an affiliate.............. $          --  $        296  $          --
                                                  =============  ============  =============
Transfer of mortgage loans to an affiliate....... $          --  $         84  $          --
                                                  =============  ============  =============
Transfer of real estate from an affiliate........ $          --  $        380  $          --
                                                  =============  ============  =============

       See accompanying notes to the consolidated financial statements.

                                    MLIC-10

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively,
"MLIC" or the "Company") is a provider of insurance, annuities, employee benefits and asset management and is organized into two segments: U.S. and
MetLife Holdings. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (MetLife, Inc., together with its subsidiaries and affiliates, "MetLife").

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain, including uncertainties associated with the COVID-19 pandemic. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

  Consolidation

    The accompanying consolidated financial statements include the accounts of
  Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has a controlling financial interest, and variable interest entities ("VIEs") for which the
  Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

    Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  Separate Accounts

    Separate accounts are established in conformity with insurance laws.
  Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

  .   such separate accounts are legally recognized;

  .   assets supporting the contract liabilities are legally insulated from the
      Company's general account liabilities;

  .   investment objectives are directed by the contractholder; and

  .   all investment performance, net of contract fees and assessments, is passed through to the contractholder.

    The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

    The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

                                    MLIC-11

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

---------------------------------------------------------------------------------------------
Accounting Policy                                                                        Note
---------------------------------------------------------------------------------------------
Insurance                                                                               3
---------------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles     4
---------------------------------------------------------------------------------------------
Reinsurance                                                                             5
---------------------------------------------------------------------------------------------
Investments                                                                             7
---------------------------------------------------------------------------------------------
Derivatives                                                                             8
---------------------------------------------------------------------------------------------
Fair Value                                                                              9
---------------------------------------------------------------------------------------------
Employee Benefit Plans                                                                  14
---------------------------------------------------------------------------------------------
Income Tax                                                                              15
---------------------------------------------------------------------------------------------
Litigation Contingencies                                                                16
---------------------------------------------------------------------------------------------

  Insurance

   Future Policy Benefit Liabilities and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards.
   Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are
   "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

     Premium deficiency reserves may also be established for short-duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short-duration contracts.

     Liabilities for universal and variable life policies with secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the S&P Global Ratings ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

                                    MLIC-12

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

     The Company issues directly and assumes through reinsurance variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit adjusted for withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid.
   Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of a specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or
   (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

     Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs"), elective annuitizations of guaranteed minimum income benefits ("GMIBs"), and the life contingent portion of GMIBs that require annuitization when the account balance goes to zero.

     Guarantees accounted for as embedded derivatives in policyholder account balances include guaranteed minimum accumulation benefits ("GMABs"), the non-life contingent portion of GMWBs and certain non-life contingent portions of GMIBs. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

   Other Policy-Related Balances

     Other policy-related balances include policy and contract claims, premiums received in advance, unearned revenue liabilities, obligations assumed under structured settlement assignments, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported ("IBNR") death, disability, and dental claims. In addition, included in other policy-related balances are claims which have been reported but not yet settled for death, disability and dental. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of
   IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance. These amounts are then recognized in premiums when due.

     The unearned revenue liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

   Recognition of Insurance Revenues and Deposits

     Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders.
   Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

                                    MLIC-13

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Premiums related to short-duration non-medical health, disability and accident & health contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

     All revenues and expenses are presented net of reinsurance, as applicable.

  Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles

    The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

  .   incremental direct costs of contract acquisition, such as commissions;

  .   the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

  .   other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

    All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

    Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections.

    DAC and VOBA are amortized as follows:

 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 ------------------------------------------------------------------------------
 . Nonparticipating and                   Actual and expected future gross
   non-dividend-paying traditional        premiums
   contracts:
  .  Term insurance
  .  Nonparticipating whole life
     insurance
  .  Traditional group life insurance
  .  Non-medical health insurance
 ------------------------------------------------------------------------------
 . Participating, dividend-paying         Actual and expected future gross
   traditional contracts                  margins
 ------------------------------------------------------------------------------
 . Fixed and variable universal life      Actual and expected future gross
   contracts                              profits
 . Fixed and variable deferred annuity
   contracts
 ------------------------------------------------------------------------------

    See Note 4 for additional information on DAC and VOBA amortization.
  Amortization of DAC and VOBA is included in other expenses.

    The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.

    The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company

                                    MLIC-14

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements ("DSI") to determine the recoverability of the asset.

    Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over the assets' useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the
  Company reviews VODA and VOCRA to determine whether the asset is impaired.

  Reinsurance

    For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

    For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

    For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Ceded
  (assumed) unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

    Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated
  net of allowances for uncollectible reinsurance, consistent with credit loss guidance which requires recording an allowance for credit loss ("ACL").

    The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The
  Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.
  See "-- Investments -- Other Invested Assets" for information on funds withheld assets.

                                    MLIC-15

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

    Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses). Certain assumed GMWBs, GMABs and GMIBs are also accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains
  (losses).

    If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Investments

   Net Investment Income

     Net investment income includes primarily interest income, including amortization of premium and accretion of discount, prepayment fees, dividend income, rental income and equity method income and is net of related investment expenses. Net investment income also includes, to a lesser extent, (i) realized gains (losses) on investments sold or disposed and
   (ii) unrealized gains (losses) recognized in earnings, representing changes in estimated fair value, primarily for fair value option ("FVO") securities
   ("FVO Securities").

   Net Investment Gains (Losses)

     Net investment gains (losses) include primarily (i) realized gains
   (losses) from sales and disposals of investments, which are determined by specific identification, (ii) intent-to-sell impairment losses on fixed maturity securities available-for-sale ("AFS") and impairment losses on all other asset classes, and to a lesser extent, (iii) recognized gains
   (losses). Recognized gains (losses) are primarily comprised of the change in the ACL and unrealized gains (losses) for certain investments for which changes in estimated fair value are recognized in earnings. Changes in the
   ACL includes both (i) provisions for credit loss on fixed maturity securities AFS, mortgage loans and leveraged and direct financing leases and
   (ii) subsequent changes in the ACL. Unrealized gains (losses), representing changes in estimated fair value recognized in earnings, primarily relate to equity securities and certain other limited partnership interests and real estate joint ventures.

     Net investment gains (losses) also include non-investment portfolio gains
   (losses) which do not relate to the performance of the investment portfolio, including gains (losses) from sales and divestitures of businesses and impairment of property, equipment, leasehold improvements and right-of-use
   ("ROU") lease assets.

   Accrued Investment Income

     Accrued investment income is presented separately on the consolidated balance sheet and excluded from the carrying value of the related investments, primarily fixed maturity securities and mortgage loans.

   Fixed Maturity Securities

     The majority of the Company's fixed maturity securities are classified as
   AFS and are reported at their estimated fair value. Changes in the estimated fair value of these securities not recognized in earnings representing unrecognized unrealized investment gains (losses) are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.

                                    MLIC-16

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 7 "-- Fixed Maturity
   Securities AFS -- Methodology for Amortization of Premium and Accretion of
   Discount on Structured Products." The amortization of premium and accretion of discount also take into consideration call and maturity dates. Generally, the accrual of income is ceased and accrued investment income that is considered uncollectible is recognized as a charge within net investment gains (losses) when securities are impaired.

     The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 7 "-- Fixed Maturity Securities
   AFS -- Evaluation of Fixed Maturity Securities AFS for Credit Loss."

     After adoption of credit loss guidance on January 1, 2020, for securities in an unrealized loss position, a credit loss is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost, excluding accrued investment income, will not be recovered.
   When either: (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized in earnings as a credit loss by establishing an ACL with a corresponding charge recorded in net investment gains (losses). However, the
   ACL is limited by the amount that the fair value is less than the amortized cost. This limitation is known as the "fair value floor." If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors ("noncredit loss") is recorded in OCI as an unrecognized loss.

     During the year ended December 31, 2019, prior to the adoption of credit loss guidance on January 1, 2020, the Company applied other than temporary impairment ("OTTI") guidance for securities in an unrealized loss position.
   An OTTI was recognized in earnings within net investment gains (losses) when it was anticipated that the amortized cost would not be recovered. When either: (i) the Company had the intent to sell the security, or (ii) it was more likely than not that the Company would be required to sell the security before recovery, the reduction of amortized cost and the OTTI recognized in earnings was the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions existed, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected was recognized as a reduction of amortized cost and an OTTI in earnings. If the estimated fair value was less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to noncredit loss was recorded in OCI as an unrecognized loss.

     The credit loss guidance adopted on January 1, 2020, replaced the model for purchased credit impaired ("PCI") fixed maturity securities AFS and financing receivables and requires the establishment of an ACL at acquisition, which is added to the purchase price to establish the initial amortized cost of the investment and is not recognized in earnings.

   Mortgage Loans

     After adoption of credit loss guidance on January 1, 2020, the Company recognizes an ACL in earnings within net investment gains (losses) at time of purchase based on expected lifetime credit loss on financing receivables carried at amortized cost, including, but not limited to, mortgage loans and leveraged and direct financing leases, in an amount that represents the portion of the amortized cost basis of such financing receivables that the
   Company does not expect to collect, resulting in financing receivables being presented at the net amount expected to be collected.

     During the year ended December 31, 2019, prior to the adoption of credit loss guidance on January 1, 2020, the Company applied incurred loss guidance where credit loss was recognized in earnings within net investment gains
   (losses) when incurred (when it was probable, based on current information and events, that all amounts due under the loan agreement would not be collected).

                                    MLIC-17

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. Also included in commercial mortgage loans are revolving line of credit loans collateralized by commercial properties. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 7.

     Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of
   ACL. Interest income and prepayment fees are recognized when earned.
   Interest income is recognized using an effective yield method giving effect to amortization of premium and deferred expenses and accretion of discount and deferred fees.

     The Company ceases to accrue interest when the collection of interest is not considered probable, which is based on a current evaluation of the status of the borrower, including the number of days past due. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. The Company records cash receipts on non-accruing loans in accordance with the loan agreement. The Company records charge-offs of mortgage loan balances not considered collectible upon the realization of a credit loss, for commercial and agricultural mortgage loans typically through foreclosure or after a decision is made to sell a loan, and for residential mortgage loans, typically after considering the individual consumer's financial status. The charge-off is recorded in net investment gains (losses), net of amounts recognized in ACL. Cash recoveries on principal amounts previously charged-off are generally reported in net investment gains (losses).

     Also included in mortgage loans are residential mortgage loans for which the FVO was elected, and which are stated at estimated fair value. Changes in estimated fair value are recognized in net investment income.

     Mortgage loans that are designated as held-for-sale, are carried at the lower of amortized cost or estimated fair value.

   Policy Loans

     Policy loans are stated at unpaid principal balances. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

   Real Estate

     Real estate is stated at cost less accumulated depreciation. Depreciation is recognized on a straight-line basis, without any provision for salvage value, over the estimated useful life of the asset (typically up to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their estimated undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

     Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale and is not depreciated. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs.

   Real Estate Joint Ventures and Other Limited Partnership Interests

     The Company uses the equity method of accounting or the FVO for real estate joint ventures and other limited partnership interests ("investee")
   when it has more than a minor ownership interest or more than a minor influence over the investee's operations but does not hold a controlling financial interest, including when the Company is not deemed the primary beneficiary of a VIE. Under the equity method, the Company recognizes in earnings within net investment

                                    MLIC-18

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   income its share of the investee's earnings. Contributions paid by the
   Company increase carrying value and distributions received by the Company reduce carrying value. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

     The Company accounts for its interest in real estate joint ventures and other limited partnership interests in which it has virtually no influence over the investee's operations at estimated fair value. Unrealized gains
   (losses), representing changes in estimated fair value of these investments, are recognized in earnings within net investment gains (losses). Due to the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting guidance.

     The Company consolidates real estate joint ventures and other limited partnership interests of which it holds a controlling financial interest, or it is deemed the primary beneficiary of a VIE. Assets of certain of these consolidated other limited partnership interests and real estate joint ventures are recorded at estimated fair value. Unrealized gains (losses)
   representing changes in estimated fair value are recognized in net investment income.

     The Company routinely evaluates its equity method investments for impairment. When it is determined an equity method investment has had a loss in value that is other than temporary, it is impaired. Such an impairment is charged to net investment gains (losses).

   Short-term Investments

     Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost less
   ACL, which approximates estimated fair value.

   Other Invested Assets

      Other invested assets consist principally of the following:

   .  Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

   .  Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The
      Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.

   .  Tax credit and renewable energy partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method.
      Otherwise, the investment is accounted for under the equity method. See
      Note 15.

   .  Affiliated investments include affiliated loans and affiliated preferred stock. Affiliated loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount. Affiliated preferred stock is stated at cost.
      Dividends are recognized in net investment income when declared.

   .  Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 3.

   .  FVO Securities are primarily investments in fixed maturity securities held-for-investment that are managed on a total return basis where the
      FVO has been elected, with changes in estimated fair value included in net investment income.

   .  Leveraged leases net investment is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL and is reported net of non-recourse debt. Income is recognized by applying

                                    MLIC-19

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

      the leveraged lease's estimated rate of return to the net investment in the lease in those periods in which the net investment at the beginning of the period is positive. Leveraged leases derive investment returns in part from their income tax benefit. The Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.

   .  Investments in Federal Home Loan Bank ("FHLB") common stock are carried at redemption value and are considered restricted investments until redeemed by the respective regional FHLBs. Dividends are recognized in net investment income when declared.

   .  Investment in an operating joint venture that engages in insurance underwriting activities is accounted for under the equity method.

   .  Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains
      (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.

   .  Direct financing leases net investment is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL. Income is determined by applying the pre-tax internal rate of return to the investment balance. The Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.

   Securities Lending Transactions and Repurchase Agreements

     The Company accounts for securities lending transactions and repurchase agreements as financing arrangements and the associated liability is recorded at the amount of cash received. The securities loaned or sold under these agreements are included in invested assets. Income and expenses associated with securities lending transactions and repurchase agreements are recognized as investment income and investment expense, respectively, within net investment income.

   Securities Lending Transactions

     The Company enters into securities lending transactions, whereby securities are loaned to unaffiliated financial institutions. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.

   Repurchase Agreements

     The Company participates in short-term repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company sells securities and receives cash in an amount generally equal to 85% to
   100% of the estimated fair value of the securities sold at the inception of the transaction, with a simultaneous agreement to repurchase such securities at a future date or on demand in an amount equal to the cash initially received plus interest. The Company monitors the ratio of the cash held to the estimated fair value of the securities sold throughout the duration of the transaction and additional cash or securities are obtained as necessary.
   Securities sold under such transactions may be sold or re-pledged by the transferee.

  Derivatives

   Freestanding Derivatives

     Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

                                    MLIC-20

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative's carrying value in other invested assets or other liabilities.

      If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

Statement of Operations Presentation:  Derivative:
--------------------------------------------------------------------------------------------------------
Policyholder benefits and claims       Economic hedges of variable annuity guarantees included in future policy benefits
--------------------------------------------------------------------------------------------------------
Net investment income                  Economic hedges of equity method investments in joint ventures
                                       Economic hedges of FVO Securities which are linked to equity indices
--------------------------------------------------------------------------------------------------------

   Hedge Accounting

      To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

  .   Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability - in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.

  .   Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability - in OCI and reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

     In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item.
   Provided the hedged forecasted transaction is still probable of occurring, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

                                    MLIC-21

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains
   (losses).

      In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   Embedded Derivatives

      The Company issues certain products, which include variable annuities, and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated.
   The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   .  the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

   .  the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

   .  a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

      Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent
   "excess" fees and are reported in universal life and investment-type product policy fees.

  Fair Value

    Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

    Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring significant management judgment are used to determine the estimated fair value of assets and liabilities.
  These unobservable inputs can be based on management's judgment, assumptions or estimation and may not be observable in market activity. Unobservable inputs are based on management's assumptions about the inputs market participants would use in pricing the assets.

  Employee Benefit Plans

    The Company sponsors a U.S. nonqualified defined benefit pension plan covering MetLife employees who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for the Company's defined benefit pension plan.

                                    MLIC-22

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

    The Company recognizes the funded status of its defined benefit pension plan, measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation ("PBO") for pension benefits.

    Actuarial gains and losses result from differences between the plan's actual experience and the assumed experience on PBO during a particular period and are recorded in accumulated OCI ("AOCI"). To the extent such gains and losses exceed 10% of the PBO, the excess is amortized into net periodic benefit costs, generally over the average projected future service years of the active employees. In addition, prior service costs (credit) are recognized in AOCI at the time of the amendment and then amortized to net periodic benefit costs over the average projected future service years of the active employees.

    Net periodic benefit costs are determined using management's estimates and actuarial assumptions and are comprised of service cost, interest cost, settlement and curtailment costs, amortization of net actuarial (gains)
  losses, and amortization of prior service costs (credit).

    The Company sponsors a nonqualified defined contribution plan for all
  MetLife employees who qualify. This nonqualified defined contribution plan provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate.

  Income Tax

    Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated
  U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses)
  are allocated to Metropolitan Life Insurance Company and its includable subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100%
  of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If Metropolitan Life
  Insurance Company or its includable subsidiaries have current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by
  Metropolitan Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

    The Company's accounting for income taxes represents management's best estimate of various events and transactions.

    Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

    The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

  .   the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

  .   the jurisdiction in which the deferred tax asset was generated;

  .   the length of time that carryforward can be utilized in the various taxing jurisdictions;

  .   future taxable income exclusive of reversing temporary differences and carryforwards;

                                    MLIC-23

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

  .   future reversals of existing taxable temporary differences;

  .   taxable income in prior carryback years; and

  .   tax planning strategies.

    The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

    The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

    The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

    In December 2017, H.R. 1, commonly referred to as the Tax Cuts and Jobs Act of 2017 ("U.S. Tax Reform") was signed into law. See Note 15 for additional information on U.S. Tax Reform.

  Litigation Contingencies

    The Company is a defendant in a large number of litigation matters and is involved in a number of regulatory investigations. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in
  Note 16, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's consolidated financial statements.

  Other Accounting Policies

   Stock-Based Compensation

     The Company does not issue any awards payable in its common stock or options to purchase its common stock. MetLife, Inc. grants certain employees stock-based compensation awards under various plans subject to vesting conditions. In accordance with a services agreement with an affiliate, the
   Company bears a proportionate share of stock-based compensation expense. The
   Company's expense related to stock-based compensation included in other expenses was $59 million, $44 million and $57 million for the years ended
   December 31, 2021, 2020 and 2019, respectively.

   Cash and Cash Equivalents

     The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost, which approximates estimated fair value.

   Property, Equipment and Leasehold Improvements

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from one to
   25 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $852 million and $856 million at December 31,
   2021 and 2020, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $695 million and
   $657 million at December 31, 2021 and 2020, respectively.

                                    MLIC-24

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Leases

     The Company, as lessee, has entered into various lease and sublease agreements for office space and equipment. At contract inception, the
   Company determines that an arrangement contains a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. For contracts that contain a lease, the
   Company recognizes the ROU asset in other assets and the lease liability in other liabilities. The Company evaluates whether a ROU asset is impaired when events or changes in circumstances indicate that its carrying amount may not be recoverable. Leases with an initial term of 12 months or less are not recorded on the balance sheet and the associated lease costs are recorded as an expense on a straight-line basis over the lease term.

     ROU assets represent the Company's right to use an underlying asset for the lease term and lease liabilities represent the Company's obligation to make lease payments arising from the lease. ROU assets and lease liabilities are determined using the Company's incremental borrowing rate based upon information available at commencement date to recognize the present value of lease payments over the lease term. ROU assets also include lease payments and excludes lease incentives. Lease terms may include options to extend or terminate the lease and are included in the lease measurement when it is reasonably certain that the Company will exercise that option.

     The Company has lease agreements with lease and non-lease components. The
   Company does not separate lease and non-lease components and accounts for these items as a single lease component for all asset classes.

     The majority of the Company's leases and subleases are operating leases related to office space. The Company recognizes lease expense for operating leases on a straight-line basis over the lease term.

   Other Revenues

     Other revenues primarily include fees related to service contracts from customers for prepaid legal plans, administrative services-only contracts, and recordkeeping and related services. Substantially all of the revenue from the services is recognized over time as the applicable services are provided or are made available to the customers. The revenue recognized includes variable consideration to the extent it is probable that a significant reversal will not occur. In addition to the service fees, other revenues also include certain stable value fees and reinsurance ceded. These fees are recognized as earned.

   Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life
   Insurance Company's Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life
   Insurance Company.

   Foreign Currency

     Assets, liabilities and operations of foreign affiliates and subsidiaries are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to
   U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year.
   The resulting translation adjustments are charged or credited directly to
   OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

   Goodwill

     Goodwill represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually, or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The

                                    MLIC-25

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

   Company performs its annual goodwill impairment testing during the third quarter based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

     The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, an impairment charge would be recognized for the amount by which the carrying value exceeds the reporting unit's fair value; however, the loss recognized would not exceed the total amount of goodwill allocated to that reporting unit. Additionally, the Company will consider income tax effects from any tax deductible goodwill on the carrying value of the reporting unit when measuring the goodwill impairment loss, if applicable.

     On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have a significant impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

     For the 2021 annual goodwill impairment tests, the Company concluded that goodwill was not impaired. The goodwill balance was $86 million in the U.S.
   segment at both December 31, 2021 and 2020. The goodwill balance was $31 million in the MetLife Holdings segment at both December 31, 2021 and 2020.

Recent Accounting Pronouncements

  Changes to GAAP are established by the Financial Accounting Standards Board
("FASB") in the form of accounting standards update ("ASUs") to the FASB
Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. The following tables provide a description of ASUs recently issued by the FASB and the impact of their adoption on the Company's consolidated financial statements.

  Adopted Accounting Pronouncements

    The table below describes the impacts of the ASUs adopted by the Company, effective January 1, 2021.

      Standard                      Description                  Effective Date and       Impact on Financial Statements
                                                                 Method of Adoption
-----------------------------------------------------------------------------------------------------------------------------
ASU 2020-04,          The guidance provides optional           Effective for contract  The guidance has reduced the
Reference Rate        expedients and exceptions for applying   modifications made      operational and financial impacts of
Reform (Topic 848):   GAAP to contracts, hedging               between March 12,       contract modifications that replace a
Facilitation of the   relationships and other transactions     2020 and                reference rate, such as London
Effects of Reference  affected by reference rate reform if     December 31, 2022.      Interbank Offered Rate ("LIBOR"),
Rate Reform on        certain criteria are met. The                                    affected by reference rate reform.
Financial Reporting;  expedients and exceptions provided by                            Contract modifications for invested
as clarified and      the amendments do not apply to contract                          assets and derivative instruments
amended by ASU        modifications made and hedging                                   have occurred during 2021 and are
2021-01, Reference    relationships entered into or evaluated                          expected to continue into 2022.
Rate Reform (Topic    after December 31, 2022, with certain                            Based on actions taken to date, the
848): Scope           exceptions. ASU 2021-01 amends the                               adoption of the guidance has not had
                      scope of the recent reference rate                               a material impact on the Company's
                      reform guidance. New optional                                    consolidated financial statements.
                      expedients allow derivative instruments                          The Company does not expect the
                      impacted by changes in the interest                              adoption of this guidance to have a
                      rate used for margining, discounting,                            material ongoing impact and will
                      or contract price alignment to qualify                           continue to evaluate the impacts of
                      for certain optional relief.                                     reference rate reform on contract
                                                                                       modifications and hedging
                                                                                       relationships through December 31,
                                                                                       2022.

                                    MLIC-26

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

      Standard                       Description                 Effective Date and      Impact on Financial Statements
                                                                 Method of Adoption
---------------------------------------------------------------------------------------------------------------------------
ASU 2019-12,           The guidance simplifies the accounting   January 1, 2021. The  The adoption of the guidance did not
Income Taxes (Topic    for income taxes by removing certain     Company adopted,      have a material impact on the
740): Simplifying the  exceptions to the tax accounting         using a prospective   Company's consolidated financial
Accounting for         guidance and providing clarification to  approach.             statements.
Income Taxes           other specific tax accounting guidance
                       to eliminate variations in practice.
                       Specifically, it removes the exceptions
                       related to the a) incremental approach
                       for intraperiod tax allocation when
                       there is a loss from continuing
                       operations and income or a gain from
                       other items, b) recognition of a
                       deferred tax liability when foreign
                       investment ownership changes from
                       equity method investment to
                       consolidated subsidiary and vice versa
                       and c) use of interim period tax
                       accounting for year-to-date losses that
                       exceed anticipated losses. The guidance
                       also simplifies the application of the
                       income tax guidance for franchise taxes
                       that are partially based on income and
                       the accounting for tax law changes
                       during interim periods, clarifies the
                       accounting for transactions that result
                       in a step-up in tax basis of goodwill,
                       provides for the option to elect
                       allocation of consolidated income taxes
                       to entities disregarded by taxing
                       authorities for their stand-alone
                       reporting, and requires that an entity
                       reflect the effect of an enacted change
                       in tax laws or rates in the annual
                       effective tax rate computation in the
                       interim period that includes the
                       enactment date.
---------------------------------------------------------------------------------------------------------------------------

Future Adoption of Accounting Pronouncements

  ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company's consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2021 that are currently being assessed and may or may not have a material impact on the Company's consolidated financial statements or disclosures are summarized in the table below.

     Standard                      Description                  Effective Date and        Impact on Financial Statements
                                                                Method of Adoption
-----------------------------------------------------------------------------------------------------------------------------
ASU 2018-12,         The guidance (i) prescribes the          January 1, 2023, to be   The Company's implementation
Financial Services-- discount rate to be used in measuring    applied retrospectively  efforts and the evaluation of the
Insurance (Topic     the liability for future policy          to January 1, 2021       impacts of the guidance continue to
944): Targeted       benefits for traditional and limited     (with early adoption     progress. Given the nature and extent
Improvements to the  payment long-duration contracts, and     permitted).              of the required changes to a
Accounting for Long- requires assumptions for those                                    significant portion of the Company's
Duration Contracts,  liability valuations to be updated                                operations, the adoption of this
as amended by ASU    after contract inception, (ii) requires                           guidance is expected to have a
2019-09, Financial   more market-based product guarantees on                           material impact on its financial
Services--Insurance  certain separate account and other                                position, results of operations, and
(Topic 944):         account balance long-duration contracts                           disclosures, as well as systems,
Effective Date, as   to be accounted for at fair value,                                processes, and controls.
amended by ASU       (iii) simplifies the amortization of                              The Company expects to adopt the
2020-11, Financial   DAC for virtually all long-duration                               guidance effective January 1, 2023.
Services--Insurance  contracts, and (iv) introduces certain                            The modified retrospective approach
(Topic 944):         financial statement presentation                                  will be used, except in regard to
Effective Date and   requirements, as well as significant                              market risk benefits where the
Early Application    additional quantitative and qualitative                           Company will use the full
                     disclosures. The amendments in ASU                                retrospective approach.
                     2019-09 defer the effective date of ASU                           The Company has created a
                     2018-12 to January 1, 2022 for all                                governance framework and is
                     entities, and the amendments in ASU                               managing a detailed implementation
                     2020-11 further defer the effective                               plan to support timely application of
                     date of ASU 2018-12 for an additional                             the guidance. The Company has
                     year to January 1, 2023 for all                                   made progress and continues to
                     entities.                                                         refine key accounting policy
                                                                                       decisions, technology solutions and
                                                                                       internal controls. These activities
                                                                                       include, but are not limited to,
                                                                                       modifications of actuarial valuation,
                                                                                       accounting and financial reporting
                                                                                       processes and systems including
                                                                                       internal controls.

                                    MLIC-27

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies (continued)

      Standard                     Description                  Effective Date and          Impact on Financial Statements
                                                                Method of Adoption
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      The most significant transition impacts
                                                                                      are expected to be from: (i) the
                                                                                      requirement to account for variable
                                                                                      annuity guarantees as market risk
                                                                                      benefits measured at fair value, (except
                                                                                      for the changes in fair value already
                                                                                      recognized under an existing accounting
                                                                                      model) and (ii) adjustments to AOCI for
                                                                                      the change in the current discount rate
                                                                                      to be used in measuring the liability for
                                                                                      future policy benefits for traditional and
                                                                                      limited payment contracts and the
                                                                                      removal of shadow account balances
                                                                                      associated with long-duration products.
                                                                                      Based on factors such as: (i) the
                                                                                      measurement of market risk benefits at
                                                                                      fair value; and (ii) the difference
                                                                                      between the discount rate currently used
                                                                                      for measuring the liability for future
                                                                                      policy benefits for traditional and
                                                                                      limited payment contracts compared to
                                                                                      the observed upper medium grade
                                                                                      investment yield at the date of transition
                                                                                      for this guidance, the Company's
                                                                                      expected impact of adopting this
                                                                                      guidance is anticipated to result in a
                                                                                      reduction of total equity. The Company
                                                                                      continues to evaluate the impact of the
                                                                                      guidance on its consolidated financial
                                                                                      statements.
---------------------------------------------------------------------------------------------------------------------------------
ASU 2021-10,          The guidance requires entities to       Annual periods          The Company is currently evaluating the
Government            provide annual disclosures about        beginning January 1,    impact of the guidance on its annual
Assistance (Topic     transactions with a government that     2022, to be applied     disclosures to be included in its 2022
832): Disclosures by  are accounted for by applying a grant   prospectively (with     consolidated financial statements.
Business Entities     or contribution accounting model by     early adoption
about Government      analogy and can include tax credits     permitted).
Assistance            and other forms of government
                      assistance. Entities are required to
                      disclose information about (i) the
                      nature of the transactions and the
                      related accounting policy used to
                      account for the transactions; (ii) the
                      line items on the balance sheet and
                      income statement that are affected by
                      the transactions, including the
                      associated amounts; and (iii) the
                      significant terms and conditions of
                      the transactions, including
                      commitments and contingencies.
---------------------------------------------------------------------------------------------------------------------------------
ASU 2021-08,          The guidance indicates how to           January 1, 2023, to be  The Company is currently evaluating
Business              determine whether a contract liability  applied prospectively   the impact of the guidance on its
Combinations (Topic   is recognized by the acquirer in a      (with early adoption    consolidated financial statements.
805): Accounting for  business combination and provides       permitted).
Contract Assets and   specific guidance on how to recognize
Contract Liabilities  and measure acquired contract assets
from Contracts with   and contract liabilities from revenue
Customers             contracts in a business combination.

                                    MLIC-28

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information

  The Company is organized into two segments: U.S. and MetLife Holdings. In addition, the Company reports certain of its results of operations in
Corporate & Other.

U.S.

  The U.S. segment offers a broad range of protection products and services aimed at serving the financial needs of customers throughout their lives. These products are sold to corporations and their respective employees, other institutions and their respective members, as well as individuals. The U.S.
segment is organized into two businesses: Group Benefits and Retirement and
Income Solutions ("RIS").

 .   The Group Benefits business offers products such as term, variable and universal life insurance, dental, group and individual disability and accident & health insurance.

 .   The RIS business offers a broad range of life and annuity-based insurance and investment products, including stable value and pension risk transfer products, institutional income annuities, structured settlements, benefit funding solutions and capital markets investment products.

MetLife Holdings

  The MetLife Holdings segment consists of operations relating to products and businesses that the Company no longer actively markets. These include variable, universal, term and whole life insurance, variable, fixed and index-linked annuities, and long-term care insurance.

Corporate & Other

  Corporate & Other contains various start-up, developing and run-off businesses, including the Company's ancillary non-U.S. operations. Also included in Corporate & Other are: the excess capital, as well as certain charges and activities, not allocated to the segments (including enterprise-wide strategic initiative restructuring charges), interest expense related to the majority of the Company's outstanding debt, expenses associated with certain legal proceedings and income tax audit issues, and the elimination of intersegment amounts (which generally relate to affiliated reinsurance and intersegment loans, bearing interest rates commensurate with related borrowings).

Financial Measures and Segment Accounting Policies

  Adjusted earnings is used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also the Company's GAAP measure of segment performance and is reported below. Adjusted earnings should not be viewed as a substitute for net income (loss). The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

  Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax.

  The financial measures of adjusted revenues and adjusted expenses focus on the Company's primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP.
Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MLIC but do not meet the discontinued operations criteria under GAAP and are referred to as divested businesses. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MLIC that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes net investment gains (losses) and net derivative gains (losses).

  The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:

 .   Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses)
     and net derivative gains (losses) and certain variable annuity GMIB fees
     ("GMIB fees"); and

 .   Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge

                                    MLIC-29

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

     accounting treatment, (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP and (iv) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in net investment gains (losses) under GAAP.

  The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:

 .   Policyholder benefits and claims and policyholder dividends excludes:
     (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses), (iii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments,
     (iv) benefits and hedging costs related to GMIBs ("GMIB costs") and
     (v) market value adjustments associated with surrenders or terminations of contracts ("Market value adjustments");

 .   Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment;

 .   Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB fees and GMIB costs and (iii) Market value adjustments;

 .   Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

 .   Other expenses excludes: (i) noncontrolling interests, (ii) acquisition, integration and other costs, and (iii) goodwill impairments.

  The tax impact of the adjustments mentioned above are calculated net of the
U.S. or foreign statutory tax rate, which could differ from the Company's effective tax rate. Additionally, the provision for income tax (expense)
benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

  Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended
December 31, 2021, 2020 and 2019 and at December 31, 2021 and 2020. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for adjusted earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

  Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife's and the Company's businesses.

  MetLife's economic capital model, coupled with considerations of local capital requirements, aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed.
These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon while applying an industry standard method for the inclusion of diversification benefits among risk types. MetLife's management is responsible for the ongoing production and enhancement of the economic capital model and reviews its approach periodically to ensure that it remains consistent with emerging industry practice standards.

  Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the
Company's consolidated net investment income, net income (loss) or adjusted earnings.

  Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolios adjusted for allocated equity.
Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

                                    MLIC-30

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                         MetLife      Corporate                                  Total
Year Ended December 31, 2021                 U.S.        Holdings      & Other        Total      Adjustments  Consolidated
---------------------------------------  ------------  ------------ ------------  ------------  ------------  ------------
                                                                           (In millions)
Revenues
Premiums................................  $    23,466   $     2,725  $        --   $    26,191   $        --   $    26,191
Universal life and investment-type
 product policy fees....................        1,101           881           --         1,982            80         2,062
Net investment income (1)...............        7,249         5,833          (17)       13,065          (579)       12,486
Other revenues..........................          861           243          512         1,616            --         1,616
Net investment gains (losses)...........           --            --           --            --           652           652
Net derivative gains (losses)...........           --            --           --            --          (964)         (964)
                                         ------------  ------------ ------------  ------------  ------------  ------------
 Total revenues.........................       32,677         9,682          495        42,854          (811)       42,043
                                         ------------  ------------ ------------  ------------  ------------  ------------
Expenses
Policyholder benefits and claims and
 policyholder dividends.................       24,504         5,281           --        29,785           366        30,151
Interest credited to policyholder
 account balances.......................        1,362           666            1         2,029            (2)        2,027
Capitalization of DAC...................          (59)            1           (6)          (64)           --           (64)
Amortization of DAC and VOBA............           56           171           --           227            32           259
Interest expense on debt................            6             5           85            96            --            96
Other expenses..........................        3,266           839        1,230         5,335            (9)        5,326
                                         ------------  ------------ ------------  ------------  ------------  ------------
 Total expenses.........................       29,135         6,963        1,310        37,408           387        37,795
                                         ------------  ------------ ------------  ------------  ------------  ------------
Provision for income tax expense
 (benefit)..............................          738           551         (518)          771          (241)          530
                                         ------------  ------------ ------------  ------------                ------------
 Adjusted earnings......................  $     2,804   $     2,168  $      (297)        4,675
                                         ============  ============ ============
Adjustments to:
Total revenues..........................                                                  (811)
Total expenses..........................                                                  (387)
Provision for income tax (expense)
 benefit................................                                                   241
                                                                                  ------------
 Net income (loss)......................                                           $     3,718                 $     3,718
                                                                                  ============                ============

                                                         MetLife      Corporate
At December 31, 2021                         U.S.        Holdings      & Other        Total
---------------------------------------  ------------- ------------- ------------ -------------
                                                             (In millions)
Total assets............................  $    256,381  $    161,614  $    28,562  $    446,557
Separate account assets.................  $     77,130  $     46,721  $        --  $    123,851
Separate account liabilities............  $     77,130  $     46,721  $        --  $    123,851

--------
(1) Net investment income from equity method investments represents 22% and 27%
    of segment net investment income for the U.S. and MetLife Holdings segments, respectively.

                                    MLIC-31

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                            MetLife       Corporate                                  Total
For the Year Ended December 31, 2020            U.S.        Holdings       & Other        Total      Adjustments  Consolidated
------------------------------------------- ------------  ------------  ------------  ------------  ------------  ------------
                                                                               (In millions)
Revenues
Premiums...................................  $    17,778   $     2,962   $         1   $    20,741   $        --   $    20,741
Universal life and investment-type product
 policy fees...............................        1,044           868            --         1,912            84         1,996
Net investment income (1)..................        6,348         4,616          (136)       10,828          (578)       10,250
Other revenues.............................          857           224           580         1,661            --         1,661
Net investment gains (losses)..............           --            --            --            --           (73)          (73)
Net derivative gains (losses)..............           --            --            --            --           738           738
                                            ------------  ------------  ------------  ------------  ------------  ------------
  Total revenues...........................       26,027         8,670           445        35,142           171        35,313
                                            ------------  ------------  ------------  ------------  ------------  ------------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................       17,821         5,669            --        23,490           485        23,975
Interest credited to policyholder account
 balances..................................        1,569           687            --         2,256            (9)        2,247
Capitalization of DAC......................          (49)           (2)           --           (51)           --           (51)
Amortization of DAC and VOBA...............           56           290            --           346            60           406
Interest expense on debt...................            7             6            86            99            --            99
Other expenses.............................        3,085           801           666         4,552             7         4,559
                                            ------------  ------------  ------------  ------------  ------------  ------------
  Total expenses...........................       22,489         7,451           752        30,692           543        31,235
                                            ------------  ------------  ------------  ------------  ------------  ------------
Provision for income tax expense
 (benefit).................................          752           236          (376)          612           (78)          534
                                            ------------  ------------  ------------  ------------                ------------
  Adjusted earnings........................  $     2,786   $       983   $        69         3,838
                                            ============  ============  ============
Adjustments to:
Total revenues.............................                                                    171
Total expenses.............................                                                   (543)
Provision for income tax (expense)
 benefit...................................                                                     78
                                                                                      ------------
  Net income (loss)........................                                            $     3,544                 $     3,544
                                                                                      ============                ============

                                                         MetLife      Corporate
At December 31, 2020                         U.S.        Holdings      & Other        Total
---------------------------------------  ------------- ------------- ------------ -------------
                                                             (In millions)
Total assets............................  $    262,478  $    164,956  $    30,173  $    457,607
Separate account assets.................  $     81,866  $     46,780  $        --  $    128,646
Separate account liabilities............  $     81,866  $     46,780  $        --  $    128,646

--------
(1) Net investment income from equity method investments represents 5% and 6%
    of segment net investment income for the U.S. and MetLife Holdings segments, respectively.

                                    MLIC-32

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)

                                                            MetLife      Corporate                                  Total
For the Year Ended December 31, 2019            U.S.        Holdings      & Other        Total      Adjustments  Consolidated
------------------------------------------- ------------  ------------ ------------  ------------  ------------  ------------
                                                                              (In millions)
Revenues
Premiums...................................  $    18,510   $     3,098  $        --   $    21,608   $        --   $    21,608
Universal life and investment-type product
 policy fees...............................        1,037           912           --         1,949            88         2,037
Net investment income (1)..................        6,647         4,688          (73)       11,262          (289)       10,973
Other revenues.............................          815           220          538         1,573            --         1,573
Net investment gains (losses)..............           --            --           --            --           346           346
Net derivative gains (losses)..............           --            --           --            --          (288)         (288)
                                            ------------  ------------ ------------  ------------  ------------  ------------
  Total revenues...........................       27,009         8,918          465        36,392          (143)       36,249
                                            ------------  ------------ ------------  ------------  ------------  ------------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................       18,963         5,920           --        24,883           206        25,089
Interest credited to policyholder account
 balances..................................        1,925           718           --         2,643           (19)        2,624
Capitalization of DAC......................          (53)           10           --           (43)           --           (43)
Amortization of DAC and VOBA...............           55           220           --           275           (36)          239
Interest expense on debt...................           10             8           87           105            --           105
Other expenses.............................        2,947           844          877         4,668             7         4,675
                                            ------------  ------------ ------------  ------------  ------------  ------------
  Total expenses...........................       23,847         7,720          964        32,531           158        32,689
                                            ------------  ------------ ------------  ------------  ------------  ------------
Provision for income tax expense
 (benefit).................................          656           232         (677)          211           (63)          148
                                            ------------  ------------ ------------  ------------                ------------
  Adjusted earnings........................  $     2,506   $       966  $       178         3,650
                                            ============  ============ ============
Adjustments to:
Total revenues.............................                                                  (143)
Total expenses.............................                                                  (158)
Provision for income tax (expense)
 benefit...................................                                                    63
                                                                                     ------------
  Net income (loss)........................                                           $     3,412                 $     3,412
                                                                                     ============                ============

--------
(1) Net investment income from equity method investments represents 5% of segment net investment income for both the U.S. and MetLife Holdings segments.

   The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                                     Years Ended December 31,
                                              --------------------------------------
                                                  2021         2020         2019
                                              ------------ ------------ ------------
                                                          (In millions)
Life insurance...............................  $    15,432  $    14,018  $    13,413
Accident & health insurance..................        9,493        8,650        8,556
Annuities....................................        4,541        1,352        2,917
Other........................................          403          378          332
                                              ------------ ------------ ------------
 Total.......................................  $    29,869  $    24,398  $    25,218
                                              ============ ============ ============

  Substantially all of the Company's consolidated premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

  Revenues derived from one U.S. segment customer were $3.9 billion, $3.3 billion and $3.0 billion for the years ended December 31, 2021, 2020 and 2019, respectively, which represented 13%, 14% and 12% of the consolidated premiums, universal life and investment-type product policy fees and other revenues, respectively. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2021, 2020 and 2019.

                                    MLIC-33

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance

Insurance Liabilities

   Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, policyholder account balances and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                           December 31,
                                         -----------------
                                           2021     2020
                                         -------- --------
                                           (In millions)
                      U.S............... $145,463 $147,557
                      MetLife Holdings..   88,991   90,259
                      Corporate & Other.      373      170
                                         -------- --------
                        Total........... $234,827 $237,986
                                         ======== ========

  See Note 5 for discussion of affiliated reinsurance liabilities included in the table above.

  Future policy benefits are measured as follows:

      --------------------------------------------------------------------
      Product Type:                 Measurement Assumptions:
      --------------------------------------------------------------------
      Participating life            Aggregate of (i) net level premium
                                    reserves for death and endowment
                                    policy benefits (calculated based
                                    upon the non-forfeiture interest
                                    rate, ranging from 3% to 7%, and
                                    mortality rates guaranteed in
                                    calculating the cash surrender values
                                    described in such contracts); and
                                    (ii) the liability for terminal
                                    dividends.
      --------------------------------------------------------------------
      Nonparticipating life         Aggregate of the present value of
                                    future expected benefit payments and
                                    related expenses less the present
                                    value of future expected net
                                    premiums. Assumptions as to mortality
                                    and persistency are based upon the
                                    Company's experience when the basis
                                    of the liability is established.
                                    Interest rate assumptions for the
                                    aggregate future policy benefit
                                    liabilities range from 2% to 11%.
      --------------------------------------------------------------------
      Individual and group          Present value of future expected
      traditional fixed annuities   payments. Interest rate assumptions
      after annuitization           used in establishing such liabilities
                                    range from 1% to 11%.
      --------------------------------------------------------------------
      Non-medical health insurance  The net level premium method and assumptions as to future morbidity,
                                    withdrawals and interest, which
                                    provide a margin for adverse
                                    deviation. Interest rate assumptions
                                    used in establishing such liabilities
                                    range from 1% to 7%.
      --------------------------------------------------------------------
      Disabled lives                Present value of benefits method and
                                    experience assumptions as to claim
                                    terminations, expenses and interest.
                                    Interest rate assumptions used in
                                    establishing such liabilities range
                                    from 2% to 8%.
      --------------------------------------------------------------------

  Participating business represented 3% of the Company's life insurance in-force at both December 31, 2021 and 2020. Participating policies represented
14%, 17% and 19% of gross traditional life insurance premiums for the years ended December 31, 2021, 2020 and 2019, respectively.

  Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from less than 1% to 8%, less expenses, mortality charges and withdrawals.

                                    MLIC-34

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

Guarantees

   The Company issues directly and assumes through reinsurance variable annuity products with guaranteed minimum benefits. GMABs, the non-life contingent portion of GMWBs and certain non-life contingent portions of GMIBs are accounted for as embedded derivatives in policyholder account balances and are further discussed in Note 8. Guarantees accounted for as insurance liabilities include:

----------------------------------------------------------------------------------------------------
Guarantee:                                      Measurement Assumptions:
----------------------------------------------------------------------------------------------------
GMDBs  . A return of purchase payment upon    . Present value of expected death benefits in excess
          death even if the account value is     of the projected account balance recognizing the
          reduced to zero.                       excess ratably over the accumulation period
                                                 based on the present value of total expected
                                                 assessments.

       . An enhanced death benefit may be     . Assumptions are consistent with those used for
          available for an additional fee.       amortizing DAC, and are thus subject to the
                                                 same variability and risk.

                                              .  Investment performance and volatility assumptions
                                                 are consistent with the historical experience of
                                                 the appropriate underlying equity index, such as
                                                 the S&P 500 Index.

                                              . Benefit assumptions are based on the average
                                                 benefits payable over a range of scenarios.
----------------------------------------------------------------------------------------------------
GMIBs  . After a specified period of time     . Present value of expected income benefits in excess
          determined at the time of issuance     of the projected account balance at any future
          of the variable annuity contract,      date of annuitization and recognizing the excess
          a minimum accumulation of purchase     ratably over the accumulation period based on
          payments, even if the account          present value of total expected assessments.
          value is reduced to zero, that can
          be annuitized to receive a monthly
          income stream that is not less
          than a specified amount.

       . Certain contracts also provide for   . Assumptions are consistent with those used for
          a guaranteed lump sum return of        estimating GMDB liabilities.
          purchase premium in lieu of the
          annuitization benefit.

                                              . Calculation incorporates an assumption for the
                                                 percentage of the potential annuitizations that
                                                 may be elected by the contractholder.
----------------------------------------------------------------------------------------------------
GMWBs. . A return of purchase payment via     . Expected value of the life contingent payments and
          partial withdrawals, even if the       expected assessments using assumptions
          account value is reduced to zero,      consistent with those used for estimating the
          provided that cumulative               GMDB liabilities.
          withdrawals in a contract year do
          not exceed a certain limit.

       . Certain contracts include
          guaranteed withdrawals that are
          life contingent.
----------------------------------------------------------------------------------------------------

  The Company also issues other annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                                    MLIC-35

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                               Universal and Variable
                                    Annuity Contracts              Life Contracts
                              ----------------------------  ----------------------------
                                GMDBs and                     Secondary       Paid-Up
                                  GMWBs          GMIBs        Guarantees     Guarantees       Total
                              -------------  -------------  -------------  -------------  -------------
                                                            (In millions)
Direct:
Balance at January 1, 2019...  $        317   $        738   $        820   $        114   $      1,989
Incurred guaranteed benefits.            57             19            255             52            383
Paid guaranteed benefits.....           (13)            --             --             --            (13)
                              -------------  -------------  -------------  -------------  -------------
Balance at December 31, 2019.           361            757          1,075            166          2,359
Incurred guaranteed benefits.           144            206            320            (12)           658
Paid guaranteed benefits.....           (12)            (4)           (44)           (14)           (74)
                              -------------  -------------  -------------  -------------  -------------
Balance at December 31, 2020.           493            959          1,351            140          2,943
Incurred guaranteed benefits.           123             82            164             16            385
Paid guaranteed benefits.....           (14)            (7)           (52)           (15)           (88)
                              -------------  -------------  -------------  -------------  -------------
Balance at December 31, 2021.  $        602   $      1,034   $      1,463   $        141   $      3,240
                              =============  =============  =============  =============  =============
Ceded:
Balance at January 1, 2019...  $         --   $         --   $        301   $         80   $        381
Incurred guaranteed benefits.            --             --             95             15            110
Paid guaranteed benefits.....            --             --             --             --             --
                              -------------  -------------  -------------  -------------  -------------
Balance at December 31, 2019.            --             --            396             95            491
Incurred guaranteed benefits.            --             --             93             13            106
Paid guaranteed benefits.....            --             --            (20)            (9)           (29)
                              -------------  -------------  -------------  -------------  -------------
Balance at December 31, 2020.            --             --            469             99            568
Incurred guaranteed benefits.            --             --             63             10             73
Paid guaranteed benefits.....            --             --            (32)           (10)           (42)
                              -------------  -------------  -------------  -------------  -------------
Balance at December 31, 2021.  $         --   $         --   $        500   $         99   $        599
                              =============  =============  =============  =============  =============
Net:
Balance at January 1, 2019...  $        317   $        738   $        519   $         34   $      1,608
Incurred guaranteed benefits.            57             19            160             37            273
Paid guaranteed benefits.....           (13)            --             --             --            (13)
                              -------------  -------------  -------------  -------------  -------------
Balance at December 31, 2019.           361            757            679             71          1,868
Incurred guaranteed benefits.           144            206            227            (25)           552
Paid guaranteed benefits.....           (12)            (4)           (24)            (5)           (45)
                              -------------  -------------  -------------  -------------  -------------
Balance at December 31, 2020.           493            959            882             41          2,375
Incurred guaranteed benefits.           123             82            101              6            312
Paid guaranteed benefits.....           (14)            (7)           (20)            (5)           (46)
                              -------------  -------------  -------------  -------------  -------------
Balance at December 31, 2021.  $        602   $      1,034   $        963   $         42   $      2,641
                              =============  =============  =============  =============  =============

                                    MLIC-36

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Information regarding the Company's guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

                                                                        December 31,
                                         -----------------------------------------------------------------------
                                                         2021                                  2020
                                         ---------------------------------     ---------------------------------
                                              In the               At               In the               At
                                           Event of Death      Annuitization     Event of Death      Annuitization
                                         ----------------   ---------------    ----------------   ---------------
                                                                    (Dollars in millions)
Annuity Contracts:
Variable Annuity Guarantees:
  Total account value (1), (2)..........  $      48,868      $      20,140      $      50,047      $      21,229
  Separate account value (1)............  $      39,882      $      19,347      $      40,583      $      20,368
  Net amount at risk....................  $       1,160 (3)  $         461 (4)  $       1,178 (3)  $         552 (4)
Average attained age of contractholders.       69 years           66 years           68 years           67 years
Other Annuity Guarantees:
  Total account value (1), (2)..........            N/A      $         135                N/A      $         142
  Net amount at risk....................            N/A      $          70 (5)            N/A      $          74 (5)
Average attained age of contractholders.            N/A           55 years                N/A           55 years

                                                                        December 31,
                                         -----------------------------------------------------------------------
                                                         2021                                  2020
                                         ---------------------------------     ---------------------------------
                                            Secondary            Paid-Up          Secondary            Paid-Up
                                             Guarantees         Guarantees         Guarantees        Guarantees
                                         ----------------   ---------------    ----------------   ---------------
                                                                    (Dollars in millions)
Universal and Variable Life Contracts:
  Total account value (1), (2)..........  $       5,935      $         826      $       5,607      $         861
  Net amount at risk (6)................  $      37,482      $       5,181      $      39,134      $       5,525
Average attained age of policyholders...       59 years           65 years           58 years           65 years

--------
(1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2) Includes the contractholder's investments in the general account and separate account, if applicable.

(3) Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(4) Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

(5) Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.

(6) Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

                                    MLIC-37

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

Guarantees -- Separate Accounts

  Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                  -----------------------------
                                       2021           2020
                                  -------------- --------------
                                          (In millions)
                 Fund Groupings:
                 Equity..........  $      24,519  $      23,891
                 Balanced........         16,228         16,992
                 Bond............          2,874          3,052
                 Money Market....             41             52
                                  -------------- --------------
                   Total.........  $      43,662  $      43,987
                                  ============== ==============

Obligations Assumed Under Structured Settlement Assignments

  The Company assumed structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the future periodic claims to be provided and reported as other policy-related balances.
The Company received a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchased annuities to fund these future periodic payment claim obligations and designates payments to be made directly to the claimant by the annuity writer. These annuities funding structured settlement claims are recorded as an investment. The Company has recorded unpaid claim obligations and annuity contracts of equal amounts of $1.3 billion at both December 31, 2021 and 2020. See Note 1.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain unconsolidated special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. For the years ended December 31, 2021, 2020 and 2019, the Company issued $39.5 billion, $39.3 billion and $37.3 billion, respectively, and repaid $41.2 billion, $36.7 billion and $36.4 billion, respectively, of such funding agreements. At December 31, 2021 and 2020, liabilities for funding agreements outstanding, which are included in policyholder account balances, were $37.2 billion and $38.8 billion, respectively.

  Metropolitan Life Insurance Company is a member of the FHLB of New York.
Holdings of common stock of the FHLB of New York, included in other invested assets, were $718 million and $765 million at December 31, 2021 and 2020, respectively.

   The Company has also entered into funding agreements with the FHLB of New
York and a subsidiary of the Federal Agricultural Mortgage Corporation, a
federally chartered instrumentality of the U.S. ("Farmer Mac"). The liability for such funding agreements is included in policyholder account balances.
Information related to such funding agreements was as follows at:

                              Liability                    Collateral
                      ------------------------- -----------------------------
                                             December 31,
                      -------------------------------------------------------
                          2021         2020           2021             2020
                      ------------ ------------ ------------     ------------
                                             (In millions)
FHLB of New York (1). $     14,745 $     15,245 $     16,645 (2) $     17,258 (2)
Farmer Mac (3)....... $      2,050 $      2,375 $      2,159     $      2,450
--------
(1) Represents funding agreements issued to the FHLB of New York in exchange for cash and for which the FHLB of New York has been granted a lien on certain assets, some of which are in the custody of the FHLB of New York, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under such funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB of
    New York as long as

                                    MLIC-38

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

    there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB of New York's recovery on the collateral is limited to the amount of the Company's liability to the FHLB of New York.

(2) Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3) Represents funding agreements issued to a subsidiary of Farmer Mac. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

Liabilities for Unpaid Claims and Claim Expenses

  The following is information about incurred and paid claims development by segment at December 31, 2021. Such amounts are presented net of reinsurance, and are not discounted. The tables present claims development and cumulative claim payments by incurral year. The development tables are only presented for significant short-duration product liabilities within each segment. The information about incurred and paid claims development prior to 2021 is presented as supplementary information.

  U.S.

   Group Life - Term

                 Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance             At December 31, 2021
         ------------------------------------------------------------------------------------------  ---------------------------
                                      For the Years Ended December 31,
         ------------------------------------------------------------------------------------------     Total IBNR
                                           (Unaudited)                                               Liabilities Plus
         --------------------------------------------------------------------------------                Expected     Cumulative
                                                                                                      Development on  Number of
Incurral                                                                                                 Reported      Reported
  Year     2012     2013     2014     2015     2016     2017     2018     2019     2020      2021         Claims        Claims
-------- -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------  ---------------- ----------
                                                          (Dollars in millions)
  2012.. $  6,503 $  6,579 $  6,569 $  6,546 $  6,568 $  6,569 $  6,569 $  6,572 $  6,574  $  6,575       $    1       210,236
  2013..             6,637    6,713    6,719    6,720    6,730    6,720    6,723    6,724     6,726            2       212,892
  2014..                      6,986    6,919    6,913    6,910    6,914    6,919    6,920     6,918            1       215,694
  2015..                               7,040    7,015    7,014    7,021    7,024    7,025     7,026            2       218,188
  2016..                                        7,125    7,085    7,095    7,104    7,105     7,104            3       219,581
  2017..                                                 7,432    7,418    7,425    7,427     7,428            6       260,807
  2018..                                                          7,757    7,655    7,646     7,650           10       246,519
  2019..                                                                   7,935    7,900     7,907           13       246,245
  2020..                                                                            8,913     9,367           27       281,696
  2021..                                                                                     10,555        1,029       221,955
                                                                                          ---------
 Total..................................................................................     77,256
Cumulative paid claims and paid allocated claim adjustment expenses, net of
 reinsurance.............................................................................   (74,255)
All outstanding liabilities for incurral years prior to 2012, net of reinsurance.........        21
                                                                                          ---------
 Total unpaid claims and claim adjustment expenses, net of reinsurance..................   $  3,022
                                                                                          =========

                 Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
               -------------------------------------------------------------------------------------------
                                            For the Years Ended December 31,
               -------------------------------------------------------------------------------------------
                                                 (Unaudited)
               --------------------------------------------------------------------------------
Incurral Year    2012     2013     2014     2015     2016     2017     2018     2019     2020      2021
-------------  -------- -------- -------- -------- -------- -------- -------- -------- -------- ----------
                                                      (In millions)
    2012...... $  5,132 $  6,472 $  6,518 $  6,532 $  6,558 $  6,565 $  6,566 $  6,569 $  6,572  $   6,572
    2013......             5,216    6,614    6,664    6,678    6,711    6,715    6,720    6,721      6,723
    2014......                      5,428    6,809    6,858    6,869    6,902    6,912    6,915      6,916
    2015......                               5,524    6,913    6,958    6,974    7,008    7,018      7,022
    2016......                                        5,582    6,980    7,034    7,053    7,086      7,096
    2017......                                                 5,761    7,292    7,355    7,374      7,400
    2018......                                                          6,008    7,521    7,578      7,595
    2019......                                                                   6,178    7,756      7,820
    2020......                                                                            6,862      9,103
    2021......                                                                                       8,008
                                                                                                ----------
 Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance   $  74,255
                                                                                                ==========

                                    MLIC-39

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   Average Annual Percentage Payout

     The following is supplementary information about average historical claims duration at December 31, 2021:

                          Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
                          -----------------------------------------------------------------------------
       Years.............   1         2       3       4       5       6       7      8      9     10
       Group Life - Term. 77.5%     20.5%    0.7%    0.2%    0.4%    0.1%    --%    --%    --%    --%

   Group Long-Term Disability

                    Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance        At December 31, 2021
                ---------------------------------------------------------------------------------  ---------------------------
                                         For the Years Ended December 31,                             Total IBNR
                ---------------------------------------------------------------------------------  Liabilities Plus
                                              (Unaudited)                                              Expected     Cumulative
                -----------------------------------------------------------------------             Development on  Number of
Incurral                                                                                               Reported      Reported
 Year            2012    2013    2014    2015    2016    2017    2018    2019    2020      2021         Claims        Claims
--------        ------- ------- ------- ------- ------- ------- ------- ------- ------- ---------  ---------------- ----------
                                                            (Dollars in millions)
  2012......... $   966 $   979 $   980 $ 1,014 $ 1,034 $ 1,037 $ 1,021 $ 1,015 $ 1,011  $  1,007        $ --         20,086
  2013.........           1,008   1,027   1,032   1,049   1,070   1,069   1,044   1,032     1,025          --         21,139
  2014.........                   1,076   1,077   1,079   1,101   1,109   1,098   1,097     1,081          --         22,853
  2015.........                           1,082   1,105   1,093   1,100   1,087   1,081     1,067          --         21,213
  2016.........                                   1,131   1,139   1,159   1,162   1,139     1,124          --         17,971
  2017.........                                           1,244   1,202   1,203   1,195     1,165          --         16,324
  2018.........                                                   1,240   1,175   1,163     1,147          --         15,172
  2019.........                                                           1,277   1,212     1,169           7         15,318
  2020.........                                                                   1,253     1,223          30         15,381
  2021.........                                                                             1,552         687         10,503
                                                                                        ---------
 Total................................................................................     11,560
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance    (5,943)
All outstanding liabilities for incurral years prior to 2012, net of reinsurance.......     1,559
                                                                                        ---------
 Total unpaid claims and claim adjustment expenses, net of reinsurance................   $  7,176
                                                                                        =========

                 Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
               --------------------------------------------------------------------------------------------
                                             For the Years Ended December 31,
               --------------------------------------------------------------------------------------------
                                                 (Unaudited)
               --------------------------------------------------------------------------------
Incurral Year    2012     2013     2014     2015     2016     2017     2018     2019     2020      2021
-------------  -------- -------- -------- -------- -------- -------- -------- -------- -------- -----------
                                                      (In millions)
    2012...... $     43 $    229 $    365 $    453 $    524 $    591 $    648 $    694 $    730  $      766
    2013......                43      234      382      475      551      622      676      722         764
    2014......                         51      266      428      526      609      677      732         778
    2015......                                  50      264      427      524      601      665         718
    2016......                                           49      267      433      548      628         696
    2017......                                                    56      290      476      579         655
    2018......                                                             54      314      497         594
    2019......                                                                      57      342         522
    2020......                                                                               59         355
    2021......                                                                                           95
                                                                                                -----------
 Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance   $    5,943
                                                                                                ===========

   Average Annual Percentage Payout

     The following is supplementary information about average historical claims duration at December 31, 2021:

                            Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
                            -----------------------------------------------------------------------------
Years......................  1        2        3       4       5       6       7       8      9      10
Group Long-Term Disability. 4.8%    20.9%    15.0%    9.1%    7.2%    6.4%    5.2%    4.4%   3.8%   3.6%

  Significant Methodologies and Assumptions

     Group Life - Term and Group Long-Term Disability incurred but not paid
   ("IBNP") liabilities are developed using a combination of loss ratio and development methods. Claims in the course of settlement are then subtracted from the IBNP

                                    MLIC-40

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

   liabilities, resulting in the IBNR liabilities. The loss ratio method is used in the period in which the claims are neither sufficient nor credible.
   In developing the loss ratios, any material rate increases that could change the underlying premium without affecting the estimated incurred losses are taken into account. For periods where sufficient and credible claim data exists, the development method is used based on the claim triangles which categorize claims according to both the period in which they were incurred and the period in which they were paid, adjudicated or reported. The end result is a triangle of known data that is used to develop known completion ratios and factors. Claims paid are then subtracted from the estimated ultimate incurred claims to calculate the IBNP liability.

     An expense liability is held for the future expenses associated with the payment of incurred but not yet paid claims (IBNR and pending). This is expressed as a percentage of the underlying claims liability and is based on past experience and the anticipated future expense structure.

     For Group Life - Term and Group Long-Term Disability, first year incurred claims and allocated loss adjustment expenses increased in 2021 compared to the 2020 incurral year due to the growth in the size of the business.

     The assumptions used in calculating the unpaid claims and claim adjustment expenses for Group Life - Term and Group Long-Term Disability are updated annually to reflect emerging trends in claim experience.

     Certain of our Group Life - Term customers have experience-rated contracts, whereby the group sponsor participates in the favorable and/or adverse claim experience, including favorable and/or adverse prior year development. Claim experience adjustments on these contracts are not reflected in the foregoing incurred and paid claim development tables, but are instead reflected as an increase (adverse experience) or decrease
   (favorable experience) to premiums on the consolidated statements of operations.

     Liabilities for Group Life - Term unpaid claims and claim adjustment expenses are not discounted.

     The liabilities for Group Long-Term Disability unpaid claims and claim adjustment expenses were $6.2 billion and $6.0 billion at December 31, 2021 and 2020, respectively. Using interest rates ranging from 2% to 8%, based on the incurral year, the total discount applied to these liabilities was
   $1.1 billion and $1.2 billion at December 31, 2021 and 2020, respectively.
   The amount of interest accretion recognized was $518 million, $452 million and $470 million for the years ended December 31, 2021, 2020 and 2019, respectively. These amounts were reflected in policyholder benefits and claims.

     For Group Life - Term, claims were based upon individual death claims. For
   Group Long-Term Disability, claim frequency was determined by the number of reported claims as identified by a unique claim number assigned to individual claimants. Claim counts initially include claims that do not ultimately result in a liability. These claims are omitted from the claim counts once it is determined that there is no liability.

     The incurred and paid claims disclosed for the Group Life - Term product includes activity related to the product's continued protection feature;
   however, the associated actuarial reserve for future benefit obligations under this feature is excluded from the liability for unpaid claims.

     The Group Long-Term Disability IBNR, included in the development tables above, was developed using discounted cash flows, and is presented on a discounted basis.

                                    MLIC-41

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

  Reconciliation of the Disclosure of Incurred and Paid Claims Development to
  the Liability for Unpaid Claims and Claim Adjustment Expenses

    The reconciliation of the net incurred and paid claims development tables to the liability for unpaid claims and claims adjustment expenses on the consolidated balance sheet was as follows at:

                                                                                                      December 31, 2021
                                                                                              --------------------------------
                                                                                                        (In millions)
Short-Duration:
Unpaid claims and allocated claims adjustment expenses, net of reinsurance:
U.S.:
Group Life - Term............................................................................  $        3,022
Group Long-Term Disability...................................................................           7,176
                                                                                              ---------------
  Total......................................................................................                  $        10,198
Other insurance lines - all segments combined................................................                              864
                                                                                                              ----------------
  Total unpaid claims and allocated claims adjustment expenses, net of reinsurance...........                           11,062
                                                                                                              ----------------
Reinsurance recoverables on unpaid claims:
U.S.:
Group Life - Term............................................................................              14
Group Long-Term Disability...................................................................             166
                                                                                              ---------------
  Total......................................................................................                              180
Other insurance lines - all segments combined................................................                               29
                                                                                                              ----------------
  Total reinsurance recoverable on unpaid claims.............................................                              209
                                                                                                              ----------------
  Total unpaid claims and allocated claims adjustment expense................................                           11,271
Discounting..................................................................................                           (1,133)
                                                                                                              ----------------
Liability for unpaid claims and claim adjustment liabilities - short-duration................                           10,138
Liability for unpaid claims and claim adjustment liabilities - all long-duration lines.......                            4,921
                                                                                                              ----------------
  Total liability for unpaid claims and claim adjustment expense (included in future policy
   benefits and other policy-related balances)...............................................                  $        15,059
                                                                                                              ================

                                    MLIC-42

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

3. Insurance (continued)

  Rollforward of Claims and Claim Adjustment Expenses

      Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

                                                Years Ended December 31,
                                  ----------------------------------------------------
                                        2021              2020              2019
                                  ----------------  ----------------  ----------------
                                                      (In millions)
Balance at January 1,............  $        13,523   $        13,140   $        12,590
  Less: Reinsurance recoverables.            1,639             1,525             1,497
                                  ----------------  ----------------  ----------------
Net balance at January 1,........           11,884            11,615            11,093
Incurred related to:
  Current year...................           21,201            18,620            17,711
  Prior years (1)................              582               (19)               44
                                  ----------------  ----------------  ----------------
    Total incurred...............           21,783            18,601            17,755
Paid related to:
  Current year...................          (15,405)          (13,854)          (12,934)
  Prior years....................           (5,466)           (4,478)           (4,299)
                                  ----------------  ----------------  ----------------
    Total paid...................          (20,871)          (18,332)          (17,233)
                                  ----------------  ----------------  ----------------
Net balance at December 31,......           12,796            11,884            11,615
  Add: Reinsurance recoverables..            2,263             1,639             1,525
                                  ----------------  ----------------  ----------------
Balance at December 31,..........  $        15,059   $        13,523   $        13,140
                                  ================  ================  ================
--------
(1) For the year ended December 31, 2021, the increase in incurred claim activity and claim adjustment expenses associated with prior years increased primarily due to the impacts from the COVID-19 pandemic, which are partially offset by additional premiums recorded for experience-rated contracts and are not reflected in the table above. For the year ended
    December 31, 2020, claims and claim adjustment expenses associated with prior years decreased due to favorable claims experience in the current year. For the years ended December 31, 2019, claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in the current year.

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $78.8 billion and $78.0 billion at December 31, 2021 and 2020, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $45.0 billion and $50.6 billion at December 31, 2021 and 2020, respectively. The latter category consisted primarily of guaranteed interest contracts ("GICs"). The average interest rate credited on these contracts was
2.16% and 2.54% at December 31, 2021 and 2020, respectively.

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, nonparticipating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition
(as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

                                    MLIC-43

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles (continued)

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 6. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the
DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins.
Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred
Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC and
VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative
DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings.
The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the
Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

                                    MLIC-44

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles (continued)

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to net investment gains (losses)
and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

  Information regarding DAC and VOBA was as follows:

                                                                              Years Ended December 31,
                                                                 -------------------------------------------------
                                                                       2021             2020             2019
                                                                 ---------------  ---------------  ---------------
                                                                                   (In millions)
DAC:
Balance at January 1,...........................................  $        2,626   $        3,427   $        4,089
Capitalizations.................................................              64               51               43
Amortization related to:
Net investment gains (losses) and net derivative gains (losses).             (38)             (56)              25
Other expenses..................................................            (215)            (348)            (263)
                                                                 ---------------  ---------------  ---------------
  Total amortization............................................            (253)            (404)            (238)
                                                                 ---------------  ---------------  ---------------
Unrealized investment gains (losses)............................             142             (448)            (467)
                                                                 ---------------  ---------------  ---------------
Balance at December 31,.........................................           2,579            2,626            3,427
                                                                 ---------------  ---------------  ---------------
VOBA:
Balance at January 1,...........................................              23               26               28
Amortization related to other expenses..........................              (6)              (2)              (1)
Unrealized investment gains (losses)............................               2               (1)              (1)
                                                                 ---------------  ---------------  ---------------
Balance at December 31,.........................................              19               23               26
                                                                 ---------------  ---------------  ---------------
Total DAC and VOBA:
Balance at December 31,.........................................  $        2,598   $        2,649   $        3,453
                                                                 ===============  ===============  ===============

  Information regarding total DAC and VOBA by segment, as well as Corporate &
Other, was as follows:

                                           December 31,
                                    ---------------------------
                                        2021          2020
                                    ------------- -------------
                                           (In millions)
                 U.S...............  $        401  $        398
                 MetLife Holdings..         2,191         2,251
                 Corporate & Other.             6            --
                                    ------------- -------------
                   Total...........  $      2,598  $      2,649
                                    ============= =============

                                    MLIC-45

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Other
Intangibles (continued)

  Information regarding other intangibles was as follows:

                                              Years Ended December 31,
                                         ----------------------------------
                                            2021        2020        2019
                                         ----------  ----------  ----------
                                                    (In millions)
   DSI:
   Balance at January 1,................ $       30  $       62  $       93
   Capitalization.......................         --          --           1
   Amortization.........................          2         (21)        (20)
   Unrealized investment gains (losses).         10         (11)        (12)
                                         ----------  ----------  ----------
   Balance at December 31,.............. $       42  $       30  $       62
                                         ==========  ==========  ==========
   VODA and VOCRA:
   Balance at January 1,................ $      135  $      157  $      181
   Amortization.........................        (19)        (22)        (24)
                                         ----------  ----------  ----------
   Balance at December 31,.............. $      116  $      135  $      157
                                         ==========  ==========  ==========
   Accumulated amortization............. $      341  $      322  $      300
                                         ==========  ==========  ==========

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                                                   VODA and
                                                        VOBA        VOCRA
                                                    ------------ -------------
                                                          (In millions)
 2022.............................................. $          1 $          17
 2023.............................................. $          2 $          15
 2024.............................................. $          2 $          13
 2025.............................................. $          2 $          12
 2026.............................................. $          2 $          11

5. Reinsurance

  The Company enters into reinsurance agreements that transfer risk from its various insurance products to affiliated and unaffiliated companies. These cessions limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company also provides reinsurance by accepting risk from affiliates and nonaffiliates.

  Under the terms of the reinsurance agreements, the reinsurer agrees to reimburse the Company for the ceded amount in the event a claim is paid.
Cessions under reinsurance agreements do not discharge the Company's obligation as the primary insurer. In the event that reinsurers do not meet their obligations under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 7.

U.S.

  For its Group Benefits business, the Company generally retains most of the risk, with the exception of its Group Term Life business and certain client arrangements.

  The Company reinsures an 80% quota share of its Group Term Life business for capital management purposes. The majority of the Company's other reinsurance activity within this business relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling.
The risks ceded under these agreements are generally quota shares of group life and disability policies. The cessions vary and the Company may cede up to 100%
of all the risks of these policies.

                                    MLIC-46

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

  The Company's RIS business has engaged in reinsurance activities on an opportunistic basis. Also, the Company assumes certain group annuity contracts from an affiliate.

MetLife Holdings

  For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics.

Catastrophe Coverage

  The Company has exposure to catastrophes which could contribute to significant fluctuations in its results of operations. For its U.S. segment, the Company purchases catastrophe coverage to reinsure risks issued within territories that it believes are subject to the greatest catastrophic risks.
For its MetLife Holdings segment, the Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.

Reinsurance Recoverables

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts, and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2021 and 2020 were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.5 billion and $1.7 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2021 and 2020, respectively.

  At December 31, 2021, the Company had $2.3 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $1.8 billion, or 78%, were with the
Company's five largest unaffiliated ceded reinsurers, including $1.2 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At
December 31, 2020, the Company had $2.5 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $1.8 billion, or 72%, were with the
Company's five largest unaffiliated ceded reinsurers, including $1.2 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The Company has reinsured with an unaffiliated third-party reinsurer, 59% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                                    MLIC-47

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                          Years Ended December 31,
                                                               ----------------------------------------------
                                                                    2021            2020            2019
                                                               --------------  --------------  --------------
                                                                                (In millions)
Premiums
Direct premiums...............................................  $      23,008   $      20,821   $      21,804
Reinsurance assumed...........................................          4,121             909             811
Reinsurance ceded.............................................           (938)           (989)         (1,007)
                                                               --------------  --------------  --------------
  Net premiums................................................  $      26,191   $      20,741   $      21,608
                                                               ==============  ==============  ==============
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees.  $       2,371   $       2,290   $       2,331
Reinsurance assumed...........................................            (16)            (16)            (15)
Reinsurance ceded.............................................           (293)           (278)           (279)
                                                               --------------  --------------  --------------
  Net universal life and investment-type product policy fees..  $       2,062   $       1,996   $       2,037
                                                               ==============  ==============  ==============
Other revenues
Direct other revenues.........................................  $       1,066   $       1,043   $       1,007
Reinsurance assumed...........................................             13              10              (5)
Reinsurance ceded.............................................            537             608             571
                                                               --------------  --------------  --------------
  Net other revenues..........................................  $       1,616   $       1,661   $       1,573
                                                               ==============  ==============  ==============
Policyholder benefits and claims
Direct policyholder benefits and claims.......................  $      26,672   $      23,488   $      24,469
Reinsurance assumed...........................................          3,964             811             728
Reinsurance ceded.............................................         (1,213)         (1,225)         (1,146)
                                                               --------------  --------------  --------------
  Net policyholder benefits and claims........................  $      29,423   $      23,074   $      24,051
                                                               ==============  ==============  ==============
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances.....  $       1,996   $       2,218   $       2,592
Reinsurance assumed...........................................             43              42              44
Reinsurance ceded.............................................            (12)            (13)            (12)
                                                               --------------  --------------  --------------
  Net interest credited to policyholder account balances......  $       2,027   $       2,247   $       2,624
                                                               ==============  ==============  ==============
Other expenses
Direct other expenses.........................................  $       4,459   $       4,469   $       4,464
Reinsurance assumed...........................................            163              71              50
Reinsurance ceded.............................................            995             473             462
                                                               --------------  --------------  --------------
  Net other expenses..........................................  $       5,617   $       5,013   $       4,976
                                                               ==============  ==============  ==============

                                    MLIC-48

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                            December 31,
                                             ---------------------------------------------------------------------------
                                                             2021                                  2020
                                             ------------------------------------- -------------------------------------
                                                                           Total                                 Total
                                                                          Balance                               Balance
                                              Direct   Assumed   Ceded     Sheet    Direct   Assumed   Ceded     Sheet
                                             --------- ------- --------  --------- --------- ------- --------  ---------
                                                                            (In millions)
Assets
Premiums, reinsurance and other
 receivables................................  $  2,778  $  636  $17,091   $ 20,505  $  2,509  $  831  $18,138   $ 21,478
Deferred policy acquisition costs and value
 of business acquired.......................     2,805      18     (225)     2,598     2,864      13     (228)     2,649
                                             --------- ------- --------  --------- --------- ------- --------  ---------
  Total assets..............................  $  5,583  $  654  $16,866   $ 23,103  $  5,373  $  844  $17,910   $ 24,127
                                             ========= ======= ========  ========= ========= ======= ========  =========
Liabilities
Future policy benefits......................  $128,086  $4,198  $   (10)  $132,274  $132,776  $1,159  $   (14)  $133,921
Policyholder account balances...............    94,059     400       --     94,459    96,479     156       --     96,635
Other policy-related balances...............     7,757     337       --      8,094     7,103     322        5      7,430
Other liabilities...........................     6,259   2,213   15,324     23,796     7,027   2,406   15,991     25,424
                                             --------- ------- --------  --------- --------- ------- --------  ---------
  Total liabilities.........................  $236,161  $7,148  $15,314   $258,623  $243,385  $4,043  $15,982   $263,410
                                             ========= ======= ========  ========= ========= ======= ========  =========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were
$11.9 billion and $12.8 billion at December 31, 2021 and 2020, respectively.
The deposit liabilities on reinsurance were $1.7 billion and $1.8 billion at
December 31, 2021 and 2020, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including MetLife Reinsurance Company of Charleston ("MRC"),
MetLife Reinsurance Company of Vermont, Metropolitan Tower Life Insurance
Company ("MTL"), and MetLife Insurance K.K., all of which are related parties.

                                    MLIC-49

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

   Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                                     Years Ended December 31,
                                                              -------------------------------------
                                                                  2021         2020         2019
                                                              -----------  -----------  -----------
                                                                          (In millions)
Premiums
Reinsurance assumed..........................................  $    3,237   $        8   $        9
Reinsurance ceded............................................        (114)        (113)        (115)
                                                              -----------  -----------  -----------
  Net premiums...............................................  $    3,123   $     (105)  $     (106)
                                                              ===========  ===========  ===========
Universal life and investment-type product policy fees
Reinsurance assumed..........................................  $        1   $        1   $        1
Reinsurance ceded............................................         (19)          (7)         (17)
                                                              -----------  -----------  -----------
  Net universal life and investment-type product policy fees.  $      (18)  $       (6)  $      (16)
                                                              ===========  ===========  ===========
Other revenues
Reinsurance assumed..........................................  $      (11)  $      (12)  $      (19)
Reinsurance ceded............................................         505          572          533
                                                              -----------  -----------  -----------
  Net other revenues.........................................  $      494   $      560   $      514
                                                              ===========  ===========  ===========
Policyholder benefits and claims
Reinsurance assumed..........................................  $    3,138   $        1   $        4
Reinsurance ceded............................................        (152)        (145)        (153)
                                                              -----------  -----------  -----------
  Net policyholder benefits and claims.......................  $    2,986   $     (144)  $     (149)
                                                              ===========  ===========  ===========
Interest credited to policyholder account balances
Reinsurance assumed..........................................  $       31   $       29   $       30
Reinsurance ceded............................................         (12)         (13)         (12)
                                                              -----------  -----------  -----------
  Net interest credited to policyholder account balances.....  $       19   $       16   $       18
                                                              ===========  ===========  ===========
Other expenses
Reinsurance assumed..........................................  $       89   $       --   $       --
Reinsurance ceded............................................       1,055          516          533
                                                              -----------  -----------  -----------
  Net other expenses.........................................  $    1,144   $      516   $      533
                                                              ===========  ===========  ===========

   Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                             December 31,
                                                         ---------------------------------------------------
                                                                    2021                      2020
                                                         -------------------------  ------------------------
                                                           Assumed        Ceded       Assumed       Ceded
                                                         ------------ ------------  ----------- ------------
                                                                            (In millions)
Assets
Premiums, reinsurance and other receivables.............   $       25  $    11,710   $        1  $    12,453
Deferred policy acquisition costs and value of business
 acquired...............................................            6         (139)          --         (145)
                                                         ------------ ------------  ----------- ------------
  Total assets..........................................   $       31  $    11,571   $        1  $    12,308
                                                         ============ ============  =========== ============
Liabilities
Future policy benefits..................................   $    3,139  $       (10)  $       48  $       (14)
Policyholder account balances...........................          366           --          123           --
Other policy-related balances...........................           14           --            1            5
Other liabilities.......................................          894       12,190          864       12,816
                                                         ------------ ------------  ----------- ------------
  Total liabilities.....................................   $    4,413  $    12,180   $    1,036  $    12,807
                                                         ============ ============  =========== ============

                                    MLIC-50

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Reinsurance (continued)

  Effective April 1, 2021, the Company, through its wholly-owned subsidiary
Missouri Reinsurance, Inc., entered into an agreement to assume certain group annuity contracts issued in connection with a qualifying pension risk transfer on a modified coinsurance basis from MTL. The significant reinsurance effects to the Company were primarily increases in future policy benefits of
$3.1 billion at December 31, 2021, as well as premiums of $3.2 billion and policyholder benefits and claims of $3.1 billion for the year ended
December 31, 2021. Also, as a result of this agreement, other invested assets increased by $3.2 billion at December 31, 2021.

  The Company ceded two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and were $31 million and
$45 million at December 31, 2021 and 2020, respectively. Net derivative gains
(losses) associated with these embedded derivatives were $15 million,
($24) million and ($17) million for the years ended December 31, 2021, 2020 and
2019, respectively.

  Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and was $1.0 billion and $1.4 billion at December 31,
2021 and 2020, respectively. Net derivative gains (losses) associated with the embedded derivative were $341 million, ($387) million and ($535) million for the years ended December 31, 2021, 2020 and 2019, respectively.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $677 million and $606 million of unsecured affiliated reinsurance recoverable balances at December 31, 2021 and
2020, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $10.1 billion and $11.0 billion at December 31, 2021 and 2020, respectively. The deposit liabilities on affiliated reinsurance were
$892 million and $863 million at December 31, 2021 and 2020, respectively.

6. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance
Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan of Reorganization"). On the Demutualization Date,
Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life
Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years from the Demutualization Date.

                                    MLIC-51

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Closed Block (continued)

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the
Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations, attributed net of income tax, to the closed block. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the
Company will pay the excess to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the
Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

                                    MLIC-52

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Closed Block (continued)

   Information regarding the closed block liabilities and assets designated to the closed block was as follows at:

                                                                                             December 31,
                                                                                     ----------------------------
                                                                                          2021           2020
                                                                                     -------------  -------------
                                                                                             (In millions)
Closed Block Liabilities
Future policy benefits.............................................................. $      38,046  $      38,758
Other policy-related balances.......................................................           290            321
Policyholder dividends payable......................................................           253            337
Policyholder dividend obligation....................................................         1,682          2,969
Deferred income tax liability.......................................................           210            130
Other liabilities...................................................................           263            172
                                                                                     -------------  -------------
  Total closed block liabilities....................................................        40,744         42,687
                                                                                     -------------  -------------
Assets Designated to the Closed Block
Investments:
Fixed maturity securities available-for-sale, at estimated fair value...............        25,669         27,186
Mortgage loans......................................................................         6,417          6,807
Policy loans........................................................................         4,191          4,355
Real estate and real estate joint ventures..........................................           565            559
Other invested assets...............................................................           556            492
                                                                                     -------------  -------------
  Total investments.................................................................        37,398         39,399
Cash and cash equivalents...........................................................           126             --
Accrued investment income...........................................................           384            402
Premiums, reinsurance and other receivables.........................................            50             50
Current income tax recoverable......................................................            81             28
                                                                                     -------------  -------------
  Total assets designated to the closed block.......................................        38,039         39,879
                                                                                     -------------  -------------
  Excess of closed block liabilities over assets designated to the closed block.....         2,705          2,808
                                                                                     -------------  -------------
AOCI:
Unrealized investment gains (losses), net of income tax.............................         2,562          3,524
Unrealized gains (losses) on derivatives, net of income tax.........................           107             23
Allocated to policyholder dividend obligation, net of income tax....................        (1,329)        (2,346)
                                                                                     -------------  -------------
  Total amounts included in AOCI....................................................         1,340          1,201
                                                                                     -------------  -------------
  Maximum future earnings to be recognized from closed block assets and liabilities. $       4,045  $       4,009
                                                                                     =============  =============

   Information regarding the closed block policyholder dividend obligation was as follows:

                                                       Years Ended December 31,
                                              ------------------------------------------
                                                   2021          2020          2019
                                              -------------  ------------- -------------
                                                            (In millions)
Balance at January 1,........................  $      2,969   $      2,020  $        428
Change in unrealized investment and
 derivative gains (losses)...................        (1,287)           949         1,592
                                              -------------  ------------- -------------
Balance at December 31,......................  $      1,682   $      2,969  $      2,020
                                              =============  ============= =============

                                    MLIC-53

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Closed Block (continued)

   Information regarding the closed block revenues and expenses was as follows:

                                                      Years Ended December 31,
                                              ----------------------------------------
                                                  2021          2020          2019
                                              ------------  ------------  ------------
                                                            (In millions)
Revenues
Premiums..................................... $      1,298  $      1,498  $      1,580
Net investment income........................        1,541         1,596         1,740
Net investment gains (losses)................          (36)          (25)           (7)
Net derivative gains (losses)................           18           (17)           12
                                              ------------  ------------  ------------
 Total revenues..............................        2,821         3,052         3,325
                                              ------------  ------------  ------------
Expenses
Policyholder benefits and claims.............        2,150         2,330         2,291
Policyholder dividends.......................          621           791           924
Other expenses...............................           96           104           111
                                              ------------  ------------  ------------
 Total expenses..............................        2,867         3,225         3,326
                                              ------------  ------------  ------------
 Revenues, net of expenses before provision
   for income tax expense (benefit)..........          (46)         (173)           (1)
Provision for income tax expense (benefit)...          (10)          (36)           (2)
                                              ------------  ------------  ------------
 Revenues, net of expenses and provision for
   income tax expense (benefit).............. $        (36) $       (137) $          1
                                              ============  ============  ============

  Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan of Reorganization. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

7. Investments

  See Note 9 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of ACL and impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of ACL and impairments is highly subjective and is based upon quarterly evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS"), certain structured investment transactions and FVO Securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity Securities AFS

  Fixed Maturity Securities AFS by Sector

    The following table presents fixed maturity securities AFS by sector. U.S.
  corporate and foreign corporate sectors include redeemable preferred stock.
  RMBS includes agency, prime, alternative and sub-prime mortgage-backed securities.

                                    MLIC-54

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  ABS includes securities collateralized by corporate loans and consumer loans.
  Municipals includes taxable and tax-exempt revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities ("CMBS") primarily includes securities collateralized by multiple commercial mortgage loans.
  RMBS, ABS and CMBS are, collectively, "Structured Products."

                                                               December 31,
                      ----------------------------------------------------------------------------------------------
                                           2021                                            2020
                      ----------------------------------------------- ----------------------------------------------
                                     Gross Unrealized                                Gross Unrealized
                                ---------------------------                     --------------------------
                                Allowance                   Estimated           Allowance                  Estimated
                      Amortized for Credit                    Fair    Amortized for Credit                   Fair
Sector                  Cost       Loss     Gains   Losses    Value     Cost       Loss     Gains   Losses   Value
------                --------- ---------- -------- ------- --------- --------- ---------- -------- ------ ---------
                                                              (In millions)
U.S. corporate....... $  51,328  $   (30)  $  7,257 $   153 $  58,402 $  50,989   $  (43)  $  9,618 $  155 $  60,409
U.S. government and
 agency..............    26,782       --      4,568     128    31,222    24,620       --      6,178     27    30,771
Foreign corporate....    27,475      (10)     2,651     431    29,685    28,093       (8)     4,478    284    32,279
RMBS.................    22,082       --      1,198     135    23,145    22,552       --      1,706     32    24,226
ABS..................    12,787       --        127      35    12,879    12,456       --        169     50    12,575
Municipals...........     6,884       --      1,849       5     8,728     6,888       --      2,096      1     8,983
CMBS.................     6,686      (13)       237      32     6,878     6,503       --        381     55     6,829
Foreign government...     4,330       --        698      82     4,946     4,322       --        978     32     5,268
                      ---------  -------   -------- ------- --------- ---------   ------   -------- ------ ---------
 Total fixed
   maturity
   securities AFS.... $ 158,354  $  (53)   $ 18,585 $ 1,001 $ 175,885 $ 156,423    $ (51)  $ 25,604 $  636 $ 181,340
                      =========  =======   ======== ======= ========= =========   ======   ======== ====== =========

  Methodology for Amortization of Premium and Accretion of Discount on
  Structured Products

    Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated.
  Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive and certain prepayment-sensitive
  Structured Products, the effective yield is recalculated on a prospective basis. For all other Structured Products, the effective yield is recalculated on a retrospective basis.

  Maturities of Fixed Maturity Securities AFS

    The amortized cost, net of ACL, and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31,
  2021:

                                                       Due After Five
                                         Due After One     Years                                 Total Fixed
                             Due in One  Year Through   Through Ten   Due After Ten Structured     Maturity
                            Year or Less  Five Years       Years          Years      Products   Securities AFS
                            ------------ ------------- -------------- ------------- ----------- --------------
                                                              (In millions)
Amortized cost, net of ACL.  $    2,967   $    29,155   $    27,945    $    56,692  $    41,542  $    158,301
Estimated fair value.......  $    2,938   $    29,975   $    30,739    $    69,331  $    42,902  $    175,885

    Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.

                                    MLIC-55

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector

    The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position without an ACL by sector and aggregated by length of time that the securities have been in a continuous unrealized loss position.

                                                                        December 31,
                                    -------------------------------------------------------------------------------------
                                                       2021                                       2020
                                    ------------------------------------------ ------------------------------------------
                                                          Equal to or Greater                        Equal to or Greater
                                     Less than 12 Months     than 12 Months     Less than 12 Months     than 12 Months
                                    --------------------- -------------------- --------------------- --------------------
                                    Estimated    Gross    Estimated   Gross    Estimated    Gross    Estimated   Gross
                                      Fair     Unrealized   Fair    Unrealized   Fair     Unrealized   Fair    Unrealized
Sector & Credit Quality               Value      Losses     Value     Losses     Value      Losses     Value     Losses
-----------------------             ---------- ---------- --------- ---------- ---------- ---------- --------- ----------
                                                                    (Dollars in millions)
U.S. Corporate..................... $    4,503  $    83   $     784  $    70   $    2,351  $   112   $     230  $    36
U.S. government and agency.........     10,063       78         523       49        1,686       27          --       --
Foreign Corporate..................      4,079      199       1,348      232        2,431      225          34       59
RMBS...............................      7,481      111         314       24        1,119       20         128       12
ABS................................      5,643       25         593       10        2,561       18       2,233       32
Municipals.........................        154        4          17        1           51        1          --       --
CMBS...............................      1,613       20         355       12        1,110       41         306       14
Foreign Government.................        497       37         148       45          110        6         115       27
                                    ----------  -------   ---------  -------   ----------  -------   ---------  -------
  Total fixed maturity securities
   AFS............................. $   34,033  $   557   $   4,082  $   443   $   11,419  $   450   $   3,046  $   180
                                    ==========  =======   =========  =======   ==========  =======   =========  =======
Investment grade................... $   31,419  $   454   $   3,273  $   353   $    9,012  $   297   $   2,841  $   158
Below investment grade.............      2,614      103         809       90        2,407      153         205       22
                                    ----------  -------   ---------  -------   ----------  -------   ---------  -------
  Total fixed maturity securities
   AFS............................. $   34,033  $   557   $   4,082  $   443   $   11,419  $   450   $   3,046  $   180
                                    ==========  =======   =========  =======   ==========  =======   =========  =======
Total number of securities in an
 unrealized loss position..........      2,549                  427                   984                  385
                                    ==========            =========            ==========            =========

  Evaluation of Fixed Maturity Securities AFS for Credit Loss

   Evaluation and Measurement Methodologies

     Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the credit loss evaluation process include, but are not limited to:(i) the extent to which the estimated fair value has been below amortized cost, (ii) adverse conditions specifically related to a security, an industry sector or sub-sector, or an economically depressed geographic area, adverse change in the financial condition of the issuer of the security, changes in technology, discontinuance of a segment of the business that may affect future earnings, and changes in the quality of credit enhancement, (iii) payment structure of the security and likelihood of the issuer being able to make payments,
   (iv) failure of the issuer to make scheduled interest and principal payments, (v) whether the issuer, or series of issuers or an industry has suffered a catastrophic loss or has exhausted natural resources,
   (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers, (vii) with respect to Structured
   Products, changes in forecasted cash flows after considering the changes in the financial condition of the underlying loan obligors and quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security, (viii) changes in the rating of the security by a rating agency, and (ix) other subjective factors, including concentrations and information obtained from regulators.

                                    MLIC-56

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

     The methodology and significant inputs used to determine the amount of credit loss are as follows:

  .   The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security at the time of purchase for fixed-rate securities and the spot rate at the date of evaluation of credit loss for floating-rate securities.

  .   When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall credit loss evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's single best estimate, the most likely outcome in a range of possible outcomes, after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; any private and public sector programs to restructure foreign government securities and municipals; and changes to the rating of the security or the issuer by rating agencies.

  .   Additional considerations are made when assessing the unique features that apply to certain Structured Products including, but not limited to:
      the quality of underlying collateral, historical performance of the underlying loan obligors, historical rent and vacancy levels, changes in the financial condition of the underlying loan obligors, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, changes in the quality of credit enhancement and the payment priority within the tranche structure of the security.

     With respect to securities that have attributes of debt and equity
   ("perpetual hybrid securities"), consideration is given in the credit loss analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.

     After the adoption of credit loss guidance on January 1, 2020, in periods subsequent to the recognition of an initial ACL on a security, the Company reassesses credit loss quarterly. Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the ACL which are recognized in earnings and reported within net investment gains (losses); however, the previously recorded ACL is not reduced to an amount below zero. Full or partial write-offs are deducted from the ACL in the period the security, or a portion thereof, is considered uncollectible. Recoveries of amounts previously written off are recorded to the ACL in the period received. When the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any ACL is written off and the amortized cost is written down to estimated fair value through a charge within net investment gains (losses), which becomes the new amortized cost of the security.

     Methodologies used during the year ended December 31, 2019 to evaluate the recoverability of a security in an unrealized loss position using OTTI guidance were similar to those used after the adoption of credit loss guidance on January 1, 2020, except: (i) the length of time estimated fair value had been below amortized cost was considered for securities, and
   (ii) for non-functional currency denominated securities, the impact from weakening non-functional currencies on securities that were near maturity was considered in the evaluation. In addition, measurement methodologies were similar, except: (i) a fair value floor was not utilized to limit the credit loss recognized in earnings, (ii) the amortized cost of securities was adjusted for the OTTI to the expected recoverable amount and an ACL was not utilized, (iii) subsequent to a credit loss being recognized, increases in expected cash flows from the security did not result in an immediate increase in valuation recognized in earnings through net investment gains
   (losses) from reduction of the ACL instead such increases in value were recorded as unrecognized unrealized gains in OCI, and (iv) in periods subsequent to the recognition of OTTI on a security, the Company accounted for the impaired security as if it had been purchased on the measurement date of the impairment; accordingly, the discount (or reduced premium) based on the new cost basis was accreted over the remaining term of the security in a prospective manner based on the amount and timing of estimated future cash flows.

                                    MLIC-57

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Evaluation of Fixed Maturity Securities AFS in an Unrealized Loss Position

     Gross unrealized losses on securities without an ACL increased
   $370 million for the year ended December 31, 2021 to $1.0 billion primarily due to increases in interest rates and widening of credit spreads.

     Gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater were
   $443 million at December 31, 2021, or 44% of the total gross unrealized losses on securities without an ACL.

   Investment Grade Fixed Maturity Securities AFS

     Of the $443 million of gross unrealized losses on securities without an
   ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $353 million, or 80%, were related to 328 investment grade securities. Unrealized losses on investment grade securities are principally related to widening credit spreads since purchase and, with respect to fixed-rate securities, rising interest rates since purchase.

   Below Investment Grade Fixed Maturity Securities AFS

     Of the $443 million of gross unrealized losses on securities without an
   ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $90 million, or 20%, were related to 99 below investment grade securities. Unrealized losses on below investment grade securities are principally related to U.S. and foreign corporate securities (primarily industrial and consumer) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty, as well as with respect to fixed-rate securities, rising interest rates since purchase. Management evaluates U.S.
   and foreign corporate securities based on several factors such as expected cash flows, financial condition and near-term and long-term prospects of the issuers.

   Current Period Evaluation

     At December 31, 2021, with respect to securities in an unrealized loss position without an ACL, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost. Based on the Company's current evaluation of its securities in an unrealized loss position without an ACL, the Company concluded that these securities had not incurred a credit loss and should not have an ACL at December 31, 2021.

     Future provisions for credit loss will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings and collateral valuation.

Mortgage Loans

  Mortgage Loans by Portfolio Segment

    Mortgage loans are summarized as follows at:

                                                 December 31,
                               ------------------------------------------------
                                         2021                    2020
                               ------------------------ -----------------------
                                 Carrying      % of       Carrying      % of
 Portfolio Segment                Value        Total       Value        Total
 -----------------             ------------  ---------- ------------  ---------
                                            (Dollars in millions)
 Commercial...................  $    35,772       59.4%  $    38,528      58.0%
 Agricultural.................       15,450        25.7       16,426       24.7
 Residential..................        9,406        15.6       11,803       17.8
                               ------------  ---------- ------------  ---------
   Total amortized cost.......       60,628       100.7       66,757      100.5
 Allowance for credit loss....         (536)      (0.9)         (517)     (0.8)
                               ------------  ---------- ------------  ---------
 Subtotal mortgage loans, net.       60,092        99.8       66,240       99.7
 Residential -- FVO...........          127         0.2          165        0.3
                               ------------  ---------- ------------  ---------
   Total mortgage loans, net..  $    60,219      100.0%  $    66,405     100.0%
                               ============  ========== ============  =========

                                    MLIC-58

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis, with changes in estimated fair value included in net investment income. See Note 9 for further information.

    The amount of net (discounts) premiums and deferred (fees) expenses, included within total amortized cost, primarily attributable to residential mortgage loans was ($736) million and ($925) million at December 31, 2021 and
  2020, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at
  December 31, 2021 was $140 million, $136 million and $77 million, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at
  December 31, 2020 was $164 million, $158 million, $101 million, respectively.

    Purchases of unaffiliated mortgage loans, consisting primarily of residential mortgage loans, were $1.4 billion, $2.8 billion and $4.0 billion for the years ended December 31, 2021, 2020 and 2019, respectively.

    The Company originates and acquires unaffiliated mortgage loans and simultaneously sells a portion to affiliates under master participation agreements. The aggregate amount of mortgage loan participation interests in unaffiliated mortgage loans sold by the Company to affiliates for the years ended December 31, 2021, 2020 and 2019 was $277 million, $59 million and
  $100 million, respectively. In connection with the mortgage loan participations, the Company collected mortgage loan principal and interest payments from unaffiliated borrowers on behalf of affiliates and remitted such receipts to the affiliates in the amount of $1.0 billion, $540 million and $951 million for the years ended December 31, 2021, 2020 and 2019, respectively.

    The Company originates mortgage loans through an affiliate. The affiliate originates and acquires mortgage loans and the Company simultaneously purchases participation interests under a master participation agreement. The aggregate amount of mortgage loan participation interests purchased by the
  Company from such affiliate for the years ended December 31, 2021, 2020 and
  2019 was $4.7 billion and $3.8 billion and $4.1 billion, respectively. In connection with the mortgage loan participations, the affiliate collected mortgage loan principal and interest payments on the Company's behalf and the affiliate remitted such payments to the Company in the amount of
  $1.9 billion, $696 million and $403 million for the years ended December 31,
  2021, 2020 and 2019, respectively.

  Rollforward of Allowance for Credit Loss for Mortgage Loans by Portfolio
  Segment

    The rollforward of ACL for mortgage loans, by portfolio segment, is as follows:

                                                                                     For the Years Ended December 31,
                                    ---------------------------------------------------------------------------------------
                                                       2021                                        2020
                                    ------------------------------------------  ------------------------------------------
                                    Commercial Agricultural Residential  Total  Commercial Agricultural Residential  Total
                                    ---------- ------------ ----------- ------  ---------- ------------ ----------- ------
                                                                                               (In millions)
Balance at January 1,..............   $  199      $  97       $  221    $  517    $  186      $  49       $   54    $  289
Adoption of credit loss guidance...       --         --           --        --       (87)        32          154        99
Provision (release)................       61          6          (25)       42       100         18           27       145
Initial credit losses on PCD
 loans (1).........................       --         --            3         3        --         --           18        18
Charge-offs, net of recoveries.....       --        (24)          (2)      (26)       --         (2)         (32)      (34)
                                      ------      -----       ------    ------    ------      -----       ------    ------
Balance at December 31,............   $  260      $  79       $  197    $  536    $  199      $  97       $  221    $  517
                                      ======      =====       ======    ======    ======      =====       ======    ======

                                    -------------------------------------------
                                                       2019
                                    ------------------------------------------
                                    Commercial Agricultural Residential  Total
                                    ---------- ------------ ----------- ------

Balance at January 1,..............   $  190      $  44        $  57    $  291
Adoption of credit loss guidance...       --         --           --        --
Provision (release)................       (4)        10            7        13
Initial credit losses on PCD
 loans (1).........................       --         --           --        --
Charge-offs, net of recoveries.....       --         (5)         (10)      (15)
                                      ------      -----        -----    ------
Balance at December 31,............   $  186      $  49        $  54    $  289
                                      ======      =====        =====    ======
--------
(1) Represents the initial credit losses accounted for as purchased financial assets with credit deterioration ("PCD").

                                    MLIC-59

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   Allowance for Credit Loss Methodology

     After the adoption of credit loss guidance on January 1, 2020, the Company records an allowance for expected lifetime credit loss in earnings within net investment gains (losses) in an amount that represents the portion of the amortized cost basis of mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected. In determining the Company's ACL, management applies significant judgment to estimate expected lifetime credit loss, including: (i) pooling mortgage loans that share similar risk characteristics, (ii) considering expected lifetime credit loss over the contractual term of its mortgage loans adjusted for expected prepayments and any extensions, and (iii) considering past events and current and forecasted economic conditions. Each of the Company's commercial, agricultural and residential mortgage loan portfolio segments are evaluated separately. The
   ACL is calculated for each mortgage loan portfolio segment based on inputs unique to each loan portfolio segment. On a quarterly basis, mortgage loans within a portfolio segment that share similar risk characteristics, such as internal risk ratings or consumer credit scores, are pooled for calculation of ACL. On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), collateral dependent mortgage loans (i.e., when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable) and reasonably expected troubled debt restructurings ("TDRs")
   (i.e., the Company grants concessions to borrower that is experiencing financial difficulties) are evaluated individually for credit loss. The ACL for loans evaluated individually are established using the same methodologies for all three portfolio segments. For example, the ACL for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan's underlying collateral, less selling cost when foreclosure is probable. Accordingly, the change in the estimated fair value of collateral dependent loans, which are evaluated individually for credit loss, is recorded as a change in the ACL which is recorded on a quarterly basis as a charge or credit to earnings in net investment gains (losses).

     During the year ended December 31, 2019, prior to the adoption of credit loss guidance on January 1, 2020, evaluation and measurement methodologies in determining the ACL were similar, except: (i) credit loss was recognized in earnings within net investment gains (losses) when incurred (when it was probable, based on current information and events, that all amounts due under the loan agreement would not be collected), (ii) pooling of loans with similar risk characteristics was permitted, but not required,
   (iii) forecasts of economic conditions were not considered in the evaluation, (iv) measurement of the expected lifetime credit loss over the contractual term, or expected term, was not considered in the measurement, and (v) the credit loss for loans evaluated individually could also be determined using either discounted cash flows using the loans' original effective interest rate or observable market prices.

   Commercial and Agricultural Mortgage Loan Portfolio Segments

     Commercial and agricultural mortgage loan ACL are calculated in a similar manner. Within each loan portfolio segment, commercial and agricultural, loans are pooled by internal risk rating. Estimated lifetime loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the ACL. Internal risk ratings are based on an assessment of the loan's credit quality, which can change over time. The estimated lifetime loss rates are based on several loan portfolio segment-specific factors, including (i) the Company's experience with defaults and loss severity,
   (ii) expected default and loss severity over the forecast period,
   (iii) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value ("LTV") ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. The Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The Company uses a forecast of economic assumptions for a two-year period for most of its commercial and agricultural mortgage loans, while a one-year period is used for loans originated in certain markets.
   After the applicable forecast period, the Company reverts to its historical loss experience using a straight-line basis over two years. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, recent loss and recovery trend experience as compared to historical loss and recovery experience, and loan specific characteristics including debt service coverage ratios ("DSCR"). In estimating expected lifetime credit loss over the term of its commercial mortgage loans, the Company adjusts for expected prepayment and extension experience during the forecast period using historical prepayment and extension experience

                                    MLIC-60

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

   considering the expected position in the economic cycle and the loan profile
   (i.e., floating rate, shorter-term fixed rate and longer-term fixed rate)
   and after the forecast period using long-term historical prepayment experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. In estimating expected lifetime credit loss over the term of its agricultural mortgage loans, the Company's experience is much less sensitive to the position in the economic cycle and by loan profile; accordingly, historical prepayment experience is used, while extension terms are not prevalent with the
   Company's agricultural mortgage loans.

     Commercial mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios, DSCR and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher LTV ratios and lower DSCR. Agricultural mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher risk loans.

     For commercial mortgage loans, the primary credit quality indicator is the
   DSCR, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the DSCR, the higher the risk of experiencing a credit loss. The Company also reviews the LTV ratio of its commercial mortgage loan portfolio. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the LTV ratio, the higher the risk of experiencing a credit loss. The DSCR and the values utilized in calculating the ratio are updated routinely. In addition, the LTV ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

     For agricultural mortgage loans, the Company's primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

     Commitments to lend: After loans are approved, the Company makes commitments to lend and, typically, borrowers draw down on some or all of the commitments. The timing of mortgage loan funding is based on the commitment expiration dates. A liability for credit loss for unfunded commercial and agricultural mortgage loan commitments that are not unconditionally cancellable is recognized in earnings and is reported within net investment gains (losses). The liability is based on estimated lifetime loss rates as described above and the amount of the outstanding commitments, which for lines of credit, considers estimated utilization rates. When the commitment is funded or expires, the liability is adjusted accordingly.

   Residential Mortgage Loan Portfolio Segment

     The Company's residential mortgage loan portfolio is comprised primarily of purchased closed end, amortizing residential mortgage loans, including both performing loans purchased within 12 months of origination and reperforming loans purchased after they have been performing for at least 12 months post-modification. Residential mortgage loans are pooled by loan type
   (i.e., new origination and reperforming) and pooled by similar risk profiles
   (including consumer credit score and LTV ratios). Estimated lifetime loss rates, which vary by loan type and risk profile, are applied to the amortized cost of each loan excluding accrued investment income on a quarterly basis to develop the ACL. The estimated lifetime loss rates are based on several factors, including (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity,
   (iii) prepayment rates, (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and
   (v) loan pool specific characteristics including consumer credit scores, LTV ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. The Company uses a forecast of economic assumptions for a two-year period for most of its residential mortgage loans. After the applicable forecast period, the Company immediately reverts to industry historical loss experience.

                                    MLIC-61

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

     For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are
   60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

  Mortgage Loan Concessions

     In response to the adverse economic impact of the COVID-19 pandemic, in
   2021 and 2020, the Company granted concessions to certain of its commercial, agricultural and residential mortgage loan borrowers, including payment deferrals and other loan modifications. The Company has elected the option under the Coronavirus Aid, Relief, and Economic Security Act ("CARES Act"),
   the Consolidated Appropriations Act, 2021 and the Interagency Statement on
   Loan Modifications and Reporting for Financial Institutions Working with
   Customers Affected by the Coronavirus (Revised) ("Interagency Statement")
   issued by bank regulatory agencies, not to account for or report qualifying concessions as TDRs and not to classify such loans as either past due or nonaccrual during the payment deferral period. Additionally, in accordance with the FASB's published response to a COVID-19 pandemic technical inquiry, the Company continues to accrue interest income on such loans that have deferred payment. The Company records an ACL on this accrued interest income through earnings, which is reported within net investment gains (losses).

   Commercial

     For some commercial mortgage loan borrowers (principally in the retail and hotel sectors), the Company granted concessions which were primarily interest and principal payment deferrals generally ranging from three to four months and, to a much lesser extent, maturity date extensions. Deferred commercial mortgage loan interest and principal payments were $23 million at
   December 31, 2021.

   Agricultural

     For some agricultural mortgage loan borrowers (principally in the annual crops and agribusiness sectors), the Company granted concessions which were primarily principal payment deferrals generally ranging from three to twelve months, and covenant changes and, to a much lesser extent, maturity date extensions. Deferred agricultural mortgage loan interest and principal payments were $4 million at December 31, 2021.

   Residential

     For some residential mortgage loan borrowers, the Company granted concessions which were primarily three-month interest and principal payment deferrals. Deferred residential mortgage loan interest and principal payments were $15 million at December 31, 2021.

   Troubled Debt Restructurings

     The Company assesses loan concessions prior to the issuance of, or outside the scope of, the CARES Act, the Consolidated Appropriations Act, 2021 and
   the Interagency Statement on a case-by-case basis to evaluate whether a TDR has occurred. The Company may grant concessions to borrowers experiencing financial difficulties, which, if not significant, are not classified as
   TDRs, while more significant concessions are classified as TDRs. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concessions granted are considered in determining any ACL recorded.

     For both years ended December 31, 2021 and 2020, the Company did not have any commercial mortgage loans modified in a TDR; and did not have a significant amount of agricultural and residential mortgage loans modified in a TDR.

     For both years ended December 31, 2021 and 2020, the Company did not have a significant amount of mortgage loans modified in a TDR with subsequent payment default.

                                    MLIC-62

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Credit Quality of Mortgage Loans by Portfolio Segment

    The amortized cost of commercial mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2021:

                                                                                             Revolving                % of
Credit Quality Indicator     2021       2020       2019       2018       2017       Prior      Loans       Total      Total
------------------------  ---------- ---------- ---------- ---------- ---------- ----------- ---------- ----------- ---------
                                                                 (Dollars in millions)
   LTV ratios:
   Less than 65%.........  $   3,402  $   3,128  $   2,938  $   3,730  $   2,760  $    8,859  $   2,443  $   27,260     76.2%
   65% to 75%............      1,017        551      2,021        933        337       1,611         --       6,470      18.1
   76% to 80%............         --         18        138        198        149         180         --         683       1.9
   Greater than 80%......         --         --         --         49        284       1,026         --       1,359       3.8
                          ---------- ---------- ---------- ---------- ---------- ----------- ---------- ----------- ---------
     Total...............  $   4,419  $   3,697  $   5,097  $   4,910  $   3,530  $   11,676  $   2,443  $   35,772    100.0%
                          ========== ========== ========== ========== ========== =========== ========== =========== =========
   DSCR:
    1.20x...............  $   4,018  $   3,306  $   4,698  $   4,500  $   3,190  $    9,101  $   2,164  $   30,977     86.6%
   1.00x - 1.20x.........        156         69          9        134         27         882         --       1,277       3.6
   <1.00x................        245        322        390        276        313       1,693        279       3,518       9.8
                          ---------- ---------- ---------- ---------- ---------- ----------- ---------- ----------- ---------
     Total...............  $   4,419  $   3,697  $   5,097  $   4,910  $   3,530  $   11,676  $   2,443  $   35,772    100.0%
                          ========== ========== ========== ========== ========== =========== ========== =========== =========

    The amortized cost of agricultural mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2021:

                                                                                          Revolving                % of
Credit Quality Indicator     2021       2020       2019       2018      2017     Prior      Loans       Total      Total
------------------------  ---------- ---------- ---------- ---------- -------- ---------- ---------- ----------- ---------
                                                               (Dollars in millions)
   LTV ratios:
   Less than 65%.........  $   1,399  $   2,221  $   1,685  $   2,264  $   878  $   4,286  $     947  $   13,680     88.5%
   65% to 75%............        237        335        198        150       37        571        112       1,640      10.6
   76% to 80%............         --         --         --         --       --         11         --          11       0.1
   Greater than 80%......         --         --         76         --       --         43         --         119       0.8
                          ---------- ---------- ---------- ---------- -------- ---------- ---------- ----------- ---------
     Total...............  $   1,636  $   2,556  $   1,959  $   2,414  $   915  $   4,911  $   1,059  $   15,450    100.0%
                          ========== ========== ========== ========== ======== ========== ========== =========== =========

    The amortized cost of residential mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2021:

                                                                                  Revolving             % of
Credit Quality Indicator    2021     2020     2019     2018     2017     Prior      Loans     Total     Total
------------------------  -------- -------- -------- -------- -------- ---------- --------- ---------- --------
                                                          (Dollars in millions)
Performance indicators:
Performing...............  $   277  $   200  $   811  $   470  $   194  $   7,036   $   --   $   8,988    95.6%
Nonperforming (1)........       --        3       46       15        1        353       --         418      4.4
                          -------- -------- -------- -------- -------- ----------  -------  ---------- --------
  Total..................  $   277  $   203  $   857  $   485  $   195  $   7,389   $   --   $   9,406   100.0%
                          ======== ======== ======== ======== ======== ==========  =======  ========== ========
--------
(1)Includes residential mortgage loans in process of foreclosure of $69 million and $102 million at December 31, 2021 and 2020, respectively.

    LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. The amortized cost of commercial and agricultural mortgage loans with an LTV ratio in excess of
  100% was $680 million, or 1% of total commercial and agricultural mortgage loans at December 31, 2021.

                                    MLIC-63

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Past Due and Nonaccrual Mortgage Loans

    The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31,
  2021 and 2020. The Company defines delinquency consistent with industry practice, when mortgage loans are past due more than two or more months, as applicable, by portfolio segment. The past due and nonaccrual mortgage loans at amortized cost, prior to ACL, by portfolio segment, were as follows:

                                                        Greater than 90 Days Past Due and
                                Past Due                     Still Accruing Interest                   Nonaccrual
                   ----------------------------------- ----------------------------------- -----------------------------------
Portfolio Segment  December 31, 2021 December 31, 2020 December 31, 2021 December 31, 2020 December 31, 2021 December 31, 2020
-----------------  ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                  (In millions)
  Commercial......              $ --              $ --               $--               $--              $146            $  293
  Agricultural....               124               251                16                20               225               261
  Residential.....               418               516                --                54               418               503
                   ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total.........              $542              $767               $16               $74              $789            $1,057
                   ================= ================= ================= ================= ================= =================

     The amortized cost for nonaccrual commercial, agricultural and residential mortgage loans at beginning of year 2020 was $167 million, $137 million and
   $377 million, respectively. The amortized cost for nonaccrual commercial mortgage loans with no ACL was $0 and $156 million at December 31, 2021 and
   2020, respectively. The amortized cost for nonaccrual agricultural mortgage loans with no ACL was $134 million and $173 million at December 31, 2021 and
   2020, respectively. There were no nonaccrual residential mortgage loans without an ACL at either December 31, 2021 or 2020.

  Purchased Investments with Credit Deterioration

     Investments that, as of the date of acquisition, have experienced a more-than-insignificant deterioration in credit quality since origination are classified as PCD. The amortized cost for PCD investments is the purchase price plus an ACL for the initial estimate of expected lifetime credit losses established upon purchase. Subsequent changes in the ACL on
   PCD investments are recognized in earnings and are reported in net investment gains (losses). The non-credit discount or premium is accreted or amortized to net investment income on an effective yield basis.

    The following table reconciles the contractual principal to the purchase price of PCD investments:

                                     For the Year Ended December 31, 2021
                                 ---------------------------------------------
                                                         Non-Credit
                                 Contractual   ACL at    (Discount)  Purchase
                                  Principal  Acquisition  Premium     Price
                                 ----------- ----------- ---------- ----------
                                                 (In millions)
 PCD residential mortgage loans.  $    514   $      (3)  $      32  $      543

    Prior to the adoption of credit loss guidance for the recognition of credit losses on financial instruments, the Company applied applicable guidance for investments acquired with evidence of credit quality deterioration since origination, known as PCI investments. The Company's PCI investments had an outstanding principal balance of $3.2 billion at December 31, 2019, which represents the contractually required principal and accrued interest payments whether or not currently due and a carrying value (estimated fair value of the investments plus accrued interest) of $2.7 billion at December 31, 2019.
  Accretion of accretable yield on PCI investments recognized in net investment income was $170 million for the year ended December 31, 2019.

                                    MLIC-64

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Real Estate and Real Estate Joint Ventures

     The Company's real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method real estate joint ventures. Real estate investments, by income type, as well as income earned, were as follows at and for the periods indicated:

                                                           December 31,           For the Years Ended December 31,
                                                    --------------------------- ------------------------------------
                                                        2021          2020         2021         2020        2019
                                                    ------------- ------------- ----------- -----------  -----------
Income Type                                               Carrying Value                       Income
-----------                                         --------------------------- ------------------------------------
                                                                             (In millions)
Leased real estate investments.....................  $      1,934  $      1,965  $      209  $      188   $      165
Other real estate investments......................           473           418         186         127          174
Real estate joint ventures.........................         5,466         5,095         180         (59)          62
                                                    ------------- ------------- ----------- -----------  -----------
  Total real estate and real estate joint ventures.  $      7,873  $      7,478  $      575  $      256   $      401
                                                    ============= ============= =========== ===========  ===========

   The carrying value of real estate investments acquired through foreclosure was $180 million and $18 million at December 31, 2021 and 2020, respectively.
 Depreciation expense on real estate investments was $86 million, $73 million and $62 million for the years ended December 31, 2021, 2020 and 2019, respectively. Real estate investments were net of accumulated depreciation of
 $581 million and $789 million at December 31, 2021 and 2020, respectively.

Leases

 Leased Real Estate Investments -- Operating Leases

   The Company, as lessor, leases investment real estate, principally commercial real estate for office and retail use, through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. In some circumstances, leases may include an option for the lessee to purchase the property. In addition, certain leases of retail space may stipulate that a portion of the income earned is contingent upon the level of the tenants'
 revenues. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component, because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Risk is managed through lessee credit analysis, property type diversification, and geographic diversification. Leased real estate investments and income earned, by property type, were as follows at and for the periods indicated:

                                                   December 31,          For the Years Ended December 31,
                                            --------------------------- -----------------------------------
                                                2021          2020         2021        2020        2019
                                            ------------- ------------- ----------- ----------- -----------
Property Type                                     Carrying Value                      Income
-------------                               --------------------------- -----------------------------------
                                                                     (In millions)
Leased real estate investments:
  Office...................................  $        782  $        661  $       73  $       31  $       49
  Apartment................................           506           516          40          40           3
  Retail...................................           363           498          44          66          70
  Industrial...............................           260           258          52          50          42
  Land.....................................            23            23          --           1          --
  Other....................................            --             9          --          --           1
                                            ------------- ------------- ----------- ----------- -----------
    Total leased real estate investments...  $      1,934  $      1,965  $      209  $      188  $      165
                                            ============= ============= =========== =========== ===========

    Future contractual receipts under operating leases at December 31, 2021 were $141 million in 2022, $140 million in 2023, $122 million in 2024, $109 million in 2025, $93 million in 2026, $243 million thereafter and, in total, were $848 million.

                                    MLIC-65

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Leveraged and Direct Financing Leases

    The Company has diversified leveraged and direct financing lease portfolios. Its leveraged leases principally include renewable energy generation facilities, rail cars, commercial real estate and commercial aircraft, and its direct financing leases principally include renewable energy generation facilities. These assets are leased through a variety of lease arrangements, which may include options to renew or extend the lease and options for the lessee to purchase the property. Residual values are estimated using available third-party data at inception of the lease. Risk is managed through lessee credit analysis, asset allocation, geographic diversification, and ongoing reviews of estimated residual values, using available third-party data. Generally, estimated residual values are not guaranteed by the lessee or a third party.

    Investment in leveraged and direct financing leases consisted of the following at:

                                        December 31, 2021         December 31, 2020
                                    ------------------------  ------------------------
                                                   Direct                    Direct
                                     Leveraged    Financing    Leveraged    Financing
                                      Leases       Leases       Leases       Leases
                                    -----------  -----------  -----------  -----------
                                                       (In millions)
Lease receivables, net (1).........  $      542   $      141   $      597   $      210
Estimated residual values..........         560           39          573           42
                                    -----------  -----------  -----------  -----------
  Subtotal.........................       1,102          180        1,170          252
Unearned income....................        (284)         (42)        (318)         (74)
                                    -----------  -----------  -----------  -----------
  Investment in leases, before ACL.         818          138          852          178
ACL................................         (31)          (1)         (36)          (2)
                                    -----------  -----------  -----------  -----------
  Investment in leases, net of ACL.  $      787   $      137   $      816   $      176
                                    ===========  ===========  ===========  ===========
--------
(1) Future contractual receipts under direct financing leases at December 31,
    2021 were $18 million in 2022, $18 million in 2023, $18 million in 2024,
    $18 million in 2025, $16 million in 2026, $53 million thereafter and, in total, were $141 million.

    Lease receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from one to 10 years, but in certain circumstances can be over 10 years, while the payment periods for direct financing leases generally range from one to 12 years. For lease receivables, the primary credit quality indicator is whether the lease receivable is performing or nonperforming, which is assessed monthly. The
  Company generally defines nonperforming lease receivables as those that are
  90 days or more past due. At both December 31, 2021 and 2020, all lease receivables were performing.

    The deferred income tax liability related to leveraged leases was
  $272 million and $287 million at December 31, 2021 and 2020, respectively.

    The components of income from investment in leveraged and direct financing leases, excluding net investment gains (losses), were as follows:

                                                             For the Years Ended December 31,
                                              --------------------------------------------------------------
                                                      2021                 2020                 2019
                                              -------------------- -------------------- --------------------
                                                          Direct               Direct               Direct
                                              Leveraged  Financing Leveraged  Financing Leveraged  Financing
                                               Leases     Leases    Leases     Leases    Leases     Leases
                                              ---------- --------- ---------- --------- ---------- ---------
                                                                      (In millions)
Lease investment income......................  $      34  $     11  $      36  $     11  $      37  $     12
Less: Income tax expense.....................          7         2          8         2          8         3
                                              ---------- --------- ---------- --------- ---------- ---------
  Lease investment income, net of income tax.  $      27  $      9  $      28  $      9  $      29  $      9
                                              ========== ========= ========== ========= ========== =========

                                    MLIC-66

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    After the adoption of credit loss guidance on January 1, 2020, the Company records an allowance for expected lifetime credit loss in earnings within investment gains (losses) in an amount that represents the portion of the investment in leases that the Company does not expect to collect, resulting in the investment in leases being presented at the net amount expected to be collected. In determining the ACL, management applies significant judgment to estimate expected lifetime credit loss, including: (i) pooling leases that share similar risk characteristics, (ii) considering expected lifetime credit loss over the contractual term of the lease, and (iii) considering past events and current and forecasted economic conditions. Leases with dissimilar risk characteristics are evaluated individually for credit loss. Expected lifetime credit loss on leveraged and direct financing lease receivables is estimated using a probability of default and loss given default model, where the probability of default incorporates third party credit ratings of the lessee and the related historical default data. The Company also assesses the non-guaranteed residual values for recoverability by comparison to the current estimated fair value of the leased asset and considers other relevant market information such as independent third-party forecasts, consulting, asset brokerage and investment banking reports and data, comparable market transactions, and factors such as the competitive dynamics impacting specific industries, technological change and obsolescence, government and regulatory rules, tax policy, potential environmental liabilities and litigation.

    During the year ended December 31, 2019, prior to the adoption of credit loss guidance on January 1, 2020, lease impairment losses were recognized in earnings within investment gains (losses) as incurred. Under the incurred loss model, if all amounts due under the lease agreement would not be collected based on current information and events, an impairment loss was recognized in earnings. The impairment loss was recorded as a reduction of the investment in lease and within net investment gains (losses).

 Other Invested Assets

   Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 8), affiliated investments (see
 "-- Related Party Investment Transactions"), tax credit and renewable energy partnerships, annuities funding structured settlement claims (see Note 1), leveraged and direct financing leases (see "-- Leases -- Leveraged and Direct
 Financing Leases"), operating joint ventures (see Note 1) and FHLB common stock (see "-- Invested Assets on Deposit and Pledged as Collateral") FVO
 Securities and equity securities. See "-- Related Party Investment
 Transactions" for information regarding affiliated investments.

  Tax Credit Partnerships

   The carrying value of tax credit partnerships was $937 million and
 $1.1 billion at December 31, 2021 and 2020, respectively. Losses from tax credit partnerships included within net investment income were $197 million,
 $225 million and $240 million for the years ended December 31, 2021, 2020 and
 2019, respectively.

  FVO Securities and Equity Securities

   The following table presents FVO Securities and equity securities by security type. Common stock includes common stock and mutual funds.

                                                                   December 31,
                                  -------------------------------------------------------------------------------
                                                   2021                                    2020
                                  --------------------------------------- ---------------------------------------
                                              Net Unrealized   Estimated              Net Unrealized   Estimated
Security Type                       Cost    Gains (Losses) (1) Fair Value   Cost    Gains (Losses) (1) Fair Value
-------------                     --------- ------------------ ---------- --------- ------------------ ----------
                                                                   (In millions)
FVO Securities...................  $    598       $   250       $    848   $    544      $    144       $    688
                                  =========      ========      =========  =========     =========      =========
Equity securities
  Common stock...................  $     88       $    32       $    120   $    291      $    (73)      $    218
  Non-redeemable preferred stock.       107            (1)           106        189             2            191
                                  ---------      --------      ---------  ---------     ---------      ---------
    Total equity securities......  $    195       $    31       $    226   $    480      $    (71)      $    409
                                  =========      ========      =========  =========     =========      =========
--------
(1)Represents cumulative changes in estimated fair value, recognized in earnings, and not in OCI.

                                    MLIC-67

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Cash Equivalents

  Cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $4.7 billion and $6.8 billion, principally at estimated fair value, at
December 31, 2021 and 2020, respectively.

Net Unrealized Investment Gains (Losses)

  Unrealized investment gains (losses) on fixed maturity securities AFS and derivatives and the effect on policyholder liabilities, DAC, VOBA and DSI that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                       December 31,
                                         ----------------------------------------
                                             2021          2020          2019
                                         ------------  ------------  ------------
                                                       (In millions)
Fixed maturity securities AFS...........  $    17,586   $    24,954   $    15,177
Derivatives.............................        2,370         2,259         2,043
Other...................................          377           235           210
                                         ------------  ------------  ------------
 Subtotal...............................       20,333        27,448        17,430
                                         ------------  ------------  ------------
Amounts allocated from:
Policyholder liabilities................       (5,962)      (10,572)       (3,141)
DAC, VOBA and DSI.......................       (1,357)       (1,511)       (1,051)
                                         ------------  ------------  ------------
 Subtotal...............................       (7,319)      (12,083)       (4,192)
Deferred income tax benefit (expense)...       (2,657)       (3,190)       (2,742)
                                         ------------  ------------  ------------
Net unrealized investment gains (losses)  $    10,357   $    12,175   $    10,496
                                         ============  ============  ============

  The changes in net unrealized investment gains (losses) were as follows:

                                                                                   Years Ended December 31,
                                                                           ---------------------------------------
                                                                               2021          2020          2019
                                                                           ------------  ------------  -----------
                                                                                        (In millions)
Balance at January 1,.....................................................  $    12,175   $    10,496   $    3,897
Cumulative effects of changes in accounting principles, net of income tax.           --            --           17
Unrealized investment gains (losses) during the year......................       (7,115)       10,018       11,520
Unrealized investment gains (losses) relating to:
Policyholder liabilities..................................................        4,610        (7,431)      (2,708)
DAC, VOBA and DSI.........................................................          154          (460)        (480)
Deferred income tax benefit (expense).....................................          533          (448)      (1,750)
                                                                           ------------  ------------  -----------
Balance at December 31,...................................................  $    10,357   $    12,175   $   10,496
                                                                           ============  ============  ===========
Change in net unrealized investment gains (losses)........................  $    (1,818)  $     1,679   $    6,599
                                                                           ============  ============  ===========

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both
December 31, 2021 and 2020.

                                    MLIC-68

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Securities Lending Transactions and Repurchase Agreements

  Securities, Collateral and Reinvestment Portfolio

  A summary of these transactions and agreements accounted for as secured borrowings were as follows:

                                                                December 31,
                       ----------------------------------------------------------------------------------------------
                                            2021                                            2020
                       ----------------------------------------------- ----------------------------------------------
                           Securities (1)                                  Securities (1)
                       ------------------                              ------------------
                                               Cash                                            Cash
                                            Collateral   Reinvestment                       Collateral   Reinvestment
                                          Received from  Portfolio at                     Received from  Portfolio at
                         Estimated Fair   Counterparties   Estimated       Estimated      Counterparties  Estimated
Agreement Type               Value             (2)        Fair Value       Fair Value          (2)        Fair Value
--------------         ------------------ -------------- ------------- ------------------ -------------- ------------
                                                         (In millions)
Securities lending....    $    14,689      $    14,977    $    15,116     $    13,289      $    13,566   $    13,739
Repurchase agreements.    $     3,416      $     3,325    $     3,357     $     3,276      $     3,210   $     3,251

--------
(1)These securities are included within fixed maturity securities AFS and short-term investments.

(2)The liability for cash collateral is included within payables for collateral under securities loaned and other transactions.

Contractual Maturities

      Contractual maturities of these transactions and agreements accounted for as secured borrowings were as follows:

                                                                         December 31,
                                       ---------------------------------------------------------------------------------
                                                         2021                                     2020
                                       ---------------------------------------- ----------------------------------------
                                                 Remaining Maturities                     Remaining Maturities
                                       ---------------------------------------- ----------------------------------------
                                                        Over 1  Over 6                           Over 1  Over 6
                                                        Month   Months                           Month   Months
                                                1 Month  to 6    to 1                    1 Month  to 6    to 1
Security Type                          Open (1) or Less Months   Year   Total   Open (1) or Less Months   Year   Total
-------------                          -------- ------- ------- ------ -------- -------- ------- ------- ------ --------
                                                                         (In millions)
Cash collateral liability by security
 type:
  Securities lending:
    U.S. government and agency........ $ 3,996  $ 5,279 $ 5,702  $ --  $ 14,977 $ 1,705  $ 8,768 $ 3,093  $ --  $ 13,566

  Repurchase agreements:
    U.S. government and agency........ $    --  $ 3,325 $    --  $ --  $  3,325 $    --  $ 3,210 $    --  $ --  $  3,210

--------
(1)The related security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.

  If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell investments to meet the return obligation, it may have difficulty selling such collateral that is invested in a timely manner, be forced to sell investments in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.

  The securities lending and repurchase agreements reinvestment portfolios consist principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short-term investments, cash equivalents or cash. If the securities or the reinvestment portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities are put back by the counterparty.

                                    MLIC-69

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Invested Assets on Deposit and Pledged as Collateral

   Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value and were as follows at:

                                                                   December 31,
                                                              -----------------------
                                                                 2021        2020
                                                              ----------- -----------
                                                                   (In millions)
Invested assets on deposit (regulatory deposits)............. $       118 $       123
Invested assets pledged as collateral (1)....................      20,390      22,405
                                                              ----------- -----------
  Total invested assets on deposit and pledged as collateral. $    20,508 $    22,528
                                                              =========== ===========
--------
(1) The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3), derivative transactions (see Note 8) and secured debt (see Note 11).

  See "-- Securities Lending Transactions and Repurchase Agreements" for
information regarding securities supporting securities lending transactions and repurchase agreements and Note 6 for information regarding investments designated to the closed block. In addition, the Company's investment in FHLB common stock, included within other invested assets, which is considered restricted until redeemed by the issuers, was $718 million and $765 million, at redemption value, at December 31, 2021 and 2020, respectively.

Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of private equity funds, hedge funds, real estate joint ventures and real estate funds. The portion of these investments accounted for under the equity method had a carrying value of $16.1 billion at December 31, 2021. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $3.3 billion at December 31, 2021. Except for certain real estate joint ventures and certain funds, the Company's investments in its remaining real estate funds and other limited partnership interests are generally of a passive nature in that the
Company does not participate in the management of the entities.

  As described in Note 1, the Company generally recognizes its share of earnings in its equity method investments within net investment income using a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the
Company's reporting period. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income
(loss) for the three most recent annual periods.

  The following aggregated summarized financial data reflects the latest available financial information and does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  Aggregate total assets of these entities totaled $1.0 trillion and
$593.9 billion at December 31, 2021 and 2020, respectively. Aggregate total liabilities of these entities totaled $126.4 billion and $80.5 billion at
December 31, 2021 and 2020, respectively. Aggregate net income (loss) of these entities totaled $218.6 billion, $34.4 billion and $40.9 billion for the years ended December 31, 2021, 2020 and 2019, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.
The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity.

                                    MLIC-70

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Consolidated VIEs

    Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

    The following table presents the total assets and total liabilities relating to investment related VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at:

                                                                                       December 31,
                                                                       ---------------------------------------------
                                                                                2021                   2020
                                                                       ---------------------- ----------------------
                                                                         Total       Total      Total       Total
Asset Type                                                               Assets   Liabilities   Assets   Liabilities
----------                                                             ---------- ----------- ---------- -----------
                                                                                       (In millions)
Real estate joint ventures (1)........................................ $    1,094   $    --   $    1,435   $   --
Investment funds (primarily mortgage loans) (2).......................        226        --          201       --
Other (primarily other invested assets and cash and cash equivalents).        101        --            4        5
Renewable energy partnership (primarily other invested assets)........         79        --           87       --
                                                                       ---------- ----------- ---------- -----------
  Total............................................................... $    1,500   $    --   $    1,727   $    5
                                                                       ========== =========== ========== ===========
--------
(1) The Company's investment in affiliated real estate joint ventures was $1.0 billion and $1.3 billion at December 31, 2021 and 2020, respectively. Other affiliates' investments in these affiliated real estate joint ventures were
    $112 million and $130 million at December 31, 2021 and 2020, respectively.

(2) The Company's investment in affiliated investment funds was $187 million and $164 million, at December 31, 2021 and 2020, respectively. Other affiliates' investments in these affiliated investment funds were $39 million and $37 million at December 31, 2021 and 2020, respectively.

  Unconsolidated VIEs

    The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                          December 31,
                                     -------------------------------------------------------
                                                2021                        2020
                                     --------------------------- ---------------------------
                                                      Maximum                     Maximum
                                        Carrying     Exposure       Carrying     Exposure
Asset Type                              Amount       to Loss (1)    Amount       to Loss (1)
----------                           ------------- ------------- ------------- -------------
                                                          (In millions)
Fixed maturity securities AFS (2)... $      43,653 $      43,653 $      43,708 $      43,708
Other limited partnership interests.         8,005        11,057         5,247         8,589
Other invested assets...............         1,605         1,815         1,436         1,517
Real estate joint ventures..........            97           100            18            21
                                     ------------- ------------- ------------- -------------
  Total............................. $      53,360 $      56,625 $      50,409 $      53,835
                                     ============= ============= ============= =============
--------
(1) The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties.
    For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $5 million and $3 million at December 31,
    2021 and 2020, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

                                    MLIC-71

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

(2) For variable interests in Structured Products included within fixed maturity securities AFS, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

    As described in Note 16, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2021, 2020 and
  2019.

    The Company securitizes certain residential mortgage loans and acquires an interest in the related RMBS issued. While the Company has a variable interest in the issuer of the securities, it is not the primary beneficiary of the issuer of the securities since it does not have any rights to remove the servicer or veto rights over the servicer's actions. The resulting gains
  (losses) from the securitizations are included within net investment gains
  (losses). The estimated fair value of the related RMBS acquired in connection with the securitizations is included in the carrying amount and maximum exposure to loss for Structured Products presented in the table above.

    The Company did not securitize any loans during 2021. The carrying value and the estimated fair value of residential mortgage loans securitized during the year ended December 31, 2020 were $308 million and $313 million, respectively. Gains on securitizations were $5 million and $24 million for the years ended December 31, 2020 and 2019, respectively, which are included within net investment gains (losses). The estimated fair value of RMBS acquired in connection with these securitizations was $0 and $43 million at
  December 31, 2021 and 2020, respectively.

    See Note 9 for information on how the estimated fair value of mortgage loans and RMBS is determined, the valuation approaches and key inputs, their placement in the fair value hierarchy, and for certain RMBS, quantitative information about the significant unobservable inputs and the sensitivity of their estimated fair value to changes in those inputs.

Net Investment Income

   The composition of net investment income by asset type was as follows:

                                                       For the Years Ended December 31,
                                                   -----------------------------------------
Asset Type                                             2021          2020          2019
----------                                         ------------- ------------- -------------
                                                                 (In millions)
Fixed maturity securities AFS.....................   $     6,101   $     6,535   $     7,015
Equity securities.................................            16            25            35
Mortgage loans....................................         2,661         2,836         3,147
Policy loans......................................           292           305           307
Real estate and real estate joint ventures........           575           256           401
Other limited partnership interests...............         3,161           633           545
Cash, cash equivalents and short-term investments.            11            77           183
FVO Securities....................................           102            48            74
Operating joint venture...........................            65            80            69
Other.............................................           142           154           221
                                                   ------------- ------------- -------------
  Subtotal investment income......................        13,126        10,949        11,997
Less: Investment expenses.........................           640           699         1,024
                                                   ------------- ------------- -------------
  Net investment income...........................   $    12,486   $    10,250   $    10,973
                                                   ============= ============= =============

    Net investment income included realized and unrealized gains (losses), recognized in earnings, of $190 million,$96 million, and $108 million for the years ended December 31, 2021, 2020 and 2019, respectively. The amount includes realized gains (losses) on sales and disposals, primarily related to
  FVO Securities, of $22 million, $2 million and $20 million for the years ended December 31, 2021, 2020 and 2019, respectively. The amount also includes unrealized gains (losses), representing changes in estimated fair value, recognized in earnings, primarily related to FVO Securities, of
  $168 million, $94 million, and $88 million for the years ended December 31,
  2021, 2020 and 2019, respectively.

                                    MLIC-72

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

    Changes in estimated fair value subsequent to purchase of equity-linked notes included within FVO Securities, still held at the end of the respective periods and included in net investment income were $77 million, $46 million and $74 million for the years ended December 31, 2021, 2020 and 2019, respectively.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

    Net investment income from equity method investments, comprised primarily of real estate joint ventures, other limited partnership interests, tax credit and renewable energy partnerships and an operating joint venture, was
  $3.2 billion, $427 million and $458 million for the years ended December 31,
  2021, 2020 and 2019, respectively.

Net Investment Gains (Losses)

  Net Investment Gains (Losses) by Asset Type and Transaction Type

    The composition of net investment gains (losses) by asset type and transaction type was as follows:

                                                                                                 Years Ended December 31,
                                                                                             --------------------------
Asset Type                                                                                      2021      2020     2019
----------                                                                                   --------   ------  --------
                                                                                                    (In millions)
Fixed maturity securities AFS...............................................................  $   (49)   $ (58)  $    12
Equity securities...........................................................................       40      (76)       50
Mortgage loans..............................................................................      (34)    (188)      (13)
Real estate and real estate joint ventures (excluding changes in estimated fair value)......      568        7       396
Other limited partnership interests (excluding changes in estimated fair value).............      (15)     (12)        3
Other gains (losses)........................................................................      109      293       (46)
                                                                                             --------   ------  --------
  Subtotal..................................................................................      619      (34)      402
Change in estimated fair value of other limited partnership interests and real estate joint
 ventures...................................................................................       45       (5)      (15)
Non-investment portfolio gains (losses).....................................................      (12)     (34)      (41)
                                                                                             --------   ------  --------
  Subtotal..................................................................................       33      (39)      (56)
                                                                                             --------   ------  --------
    Net investment gains (losses)...........................................................  $   652    $ (73)  $   346
                                                                                             ========   ======  ========

Transaction Type
----------------
Realized gains (losses) on investments sold or disposed.....................................  $   579    $ 306   $   517
Impairment (losses).........................................................................      (24)     (50)     (142)
Recognized gains (losses):
  Change in allowance for credit loss recognized in earnings................................      (41)    (204)      (10)
  Unrealized net gains (losses) recognized in earnings......................................      150      (91)       22
                                                                                             --------   ------  --------
    Total recognized gains (losses).........................................................      664      (39)      387
                                                                                             --------   ------  --------
Non-investment portfolio gains (losses).....................................................      (12)     (34)      (41)
                                                                                             --------   ------  --------
    Net investment gains (losses)...........................................................  $   652    $ (73)  $   346
                                                                                             ========   ======  ========

   Net realized investment gains (losses) of $601 million, $308 million and
$537 million for the years ended December 31, 2021, 2020 and 2019, respectively, represent realized gains (losses) on sales and disposals from all invested asset classes, including realized gains (losses) on sales and disposals recognized in net investment income, primarily related to FVO
Securities.

  Changes in estimated fair value subsequent to purchase of equity securities still held as of the end of the period included in net investment gains
(losses) were $10 million, ($80) million and $31 million for the years ended
December 31, 2021, 2020 and 2019, respectively.

  Other gains (losses) included $91 million and $128 million reclassified from
AOCI to earnings due to the sale of certain investments that were hedged in qualifying cash flow hedges for the years ended December 31, 2021 and 2020, respectively.

                                    MLIC-73

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

Other gains (losses) also included a leveraged lease gain of $87 million for the year ended December 31, 2020; and tax credit partnership impairment
(losses) of ($92) million, and a renewable energy partnership disposal gain of
$46 million for the year ended December 31, 2019.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

    Net investment gains (losses) includes gains (losses) from foreign currency transactions of $62 million, ($19) million and ($57) million for the years ended December 31, 2021, 2020 and 2019, respectively.

  Fixed Maturity Securities AFS and Equity Securities -- Composition of Net
  Investment Gains (Losses)

    The composition of net investment gains (losses) for these securities is as follows:

                                                                               For the Years Ended December 31,
                                                                            -------------------------------------
Fixed Maturity Securities AFS                                                   2021         2020         2019
-----------------------------                                               -----------  -----------  -----------
                                                                                        (In millions)
Proceeds...................................................................  $   27,587   $   20,453   $   32,175
                                                                            ===========  ===========  ===========
Gross investment gains.....................................................  $      232   $      419   $      392
Gross investment (losses)..................................................        (256)        (376)        (341)
                                                                            -----------  -----------  -----------
  Realized gains (losses) on sales and disposals...........................         (24)          43           51
Net credit loss (provision) release (change in ACL recognized in earnings).          (1)         (51)          --
Impairment (loss) (1), (2).................................................         (24)         (50)         (39)
                                                                            -----------  -----------  -----------
  Net credit loss (provision) release and impairment (loss)................         (25)        (101)         (39)
                                                                            -----------  -----------  -----------
    Net investment gains (losses)..........................................  $      (49)  $      (58)  $       12
                                                                            ===========  ===========  ===========

Equity Securities
-----------------
Realized gains (losses) on sales and disposals.............................  $      (61)  $       10   $       12
Unrealized net gains (losses) recognized in earnings.......................         101          (86)          38
                                                                            -----------  -----------  -----------
Net investment gains (losses)..............................................  $       40   $      (76)  $       50
                                                                            ===========  ===========  ===========
--------
(1) Impairment (loss) by sector for industrial corporate, consumer corporate, foreign government securities and RMBS for the year ended December 31, 2019 were ($19) million, ($16) million, ($2) million, and ($2) million, respectively. Due to the adoption of credit loss guidance on January 1,
    2020, prior period OTTI (loss) is presented as impairment (loss).

(2) After adoption of new guidance on January 1, 2020, impairment (loss) was comprised of intent-to-sell and direct write down losses; prior to
    January 1, 2020, it was comprised of OTTI losses and intent-to-sell losses.

  Related Party Investment Transactions

   The Company transfers invested assets primarily consisting of fixed maturity securities AFS, mortgage loans and real estate and real estate joint ventures to and from affiliates. Invested assets transferred were as follows:

                                                                         Years Ended December 31,
                                                                     ----------------------------
                                                                      2021      2020     2019
                                                                      -------    -----    -----
                                                                        (In millions)
Estimated fair value of invested assets transferred to affiliates...  $  795     $393     $ --
Amortized cost of invested assets transferred to affiliates.........  $  776     $379     $ --
Net investment gains (losses) recognized on transfers...............  $   19     $ 14     $ --
Estimated fair value of invested assets transferred from affiliates.  $1,346     $381     $ 46

                                    MLIC-74

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Investments (continued)

  Recurring related party investments and related net investment income were as follows at and for the periods ended:

                                                                     December 31,    Years Ended December 31,
                                                                   ----------------- ------------------------
                                                                     2021     2020    2021     2020    2019
                                                                   -------- -------- -----    -----   -----
Investment Type/Balance Sheet
Category                                 Related Party              Carrying Value   Net Investment Income
-----------------------------  ----------------------------------- ----------------- ------------------------
                                                                              (In millions)
 Affiliated investments (1)... MetLife, Inc.                       $  1,399 $  1,643 $  31    $  35   $  34
 Affiliated investments (2)... American Life Insurance Company          100      100     2        3       3
                               Metropolitan Property and Casualty
 Affiliated investments (3)... Insurance Company                         --      315     1        6      11
                                                                   -------- --------  -----    -----   -----
 Other invested assets........                                     $  1,499 $  2,058 $  34    $  44   $  48
                                                                   ======== ========  =====    =====   =====
--------
(1) Represents an investment in affiliated senior unsecured notes which have maturity dates from July 2023 to December 2031 and bear interest, payable semi-annually, at rates per annum ranging from 1.60% to 1.85%. In July
    2021, (Yen)38.4 billion (the equivalent of $351 million) of 2.97%
    affiliated senior unsecured notes matured and were refinanced with the following senior unsecured notes: (i) (Yen)7.8 billion 1.61% due July 2026,
    (ii) (Yen)11.5 billion 1.76% due July 2028 and (iii) (Yen)19.1 billion
    1.85% due July 2031. In December 2021, (Yen)51.0 billion (the equivalent of
    $467 million) of 3.14% affiliated senior unsecured notes matured of which
    (Yen)40.9 billion (the equivalent of $372 million) were refinanced with the following senior unsecured notes: (i) (Yen)19.1 billion 1.72% due December
    2028, (ii) (Yen)21.8 billion 1.85% due December 2031, and, of which
    (Yen)10.1 billion (the equivalent of $95 million) were paid off at maturity.

(2) Represents an affiliated surplus note which matures in June 2025 and bears interest, payable semi-annually, at a rate per annum of 1.88%.

(3) Represents an investment in affiliated preferred stock which was redeemed at par plus accrued dividends in April 2021.

  The Company incurred investment advisory charges from an affiliate of
$292 million, $280 million and $299 million for the years ended December 31,
2021, 2020, and 2019, respectively.

    See "-- Variable Interest Entities" for information on investments in affiliated real estate joint ventures and affiliated investment funds.

    See Note 5 "-- Related Party Reinsurance Transactions" for information about affiliated funds withheld.

8. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 9 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two
counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the
Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.

                                    MLIC-75

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, interest rate total return swaps, caps, floors, swaptions, futures and forwards.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.

  The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. government and agency, or other fixed maturity securities AFS. Structured interest rate swaps are included in interest rate swaps and are not designated as hedging instruments.

  Interest rate total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. Interest rate total return swaps are used by the Company to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate total return swaps in nonqualifying hedging relationships.

  The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, and interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.

  In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap)
futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance, and to hedge minimum guarantees embedded in certain variable annuity products issued by the
Company. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.

  Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions.
The Company utilizes swaptions in nonqualifying hedging relationships.
Swaptions are included in interest rate options.

  The Company enters into interest rate forwards to buy and sell securities.
The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and nonqualifying hedging relationships.

  A synthetic GIC is a contract that simulates the performance of a traditional
GIC through the use of financial instruments. The contractholder owns the underlying assets, and the Company provides a guarantee (or "wrap") on the participant funds for an annual risk charge. The Company's maximum exposure to loss on synthetic GICs is the notional amount, in the event the

                                    MLIC-76

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

values of all of the underlying assets were reduced to zero. The Company's risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contractholder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.

Foreign Currency Exchange Rate Derivatives

  The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

  In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.

  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.

Credit Derivatives

  The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors.
In each case, payout on a credit default swap is triggered only after the relevant third party, Credit Derivatives Determinations Committee determines that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.

  The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.

  The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these transactions as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

Equity Derivatives

  The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and equity total return swaps.

  Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company.
To hedge against adverse changes in equity indices, the Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price.
Certain of these contracts may also contain

                                    MLIC-77

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

settlement provisions linked to interest rates. In certain instances, the
Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.

  Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company.
In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in nonqualifying hedging relationships.

  In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.
Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. The
Company utilizes exchange-traded equity futures in nonqualifying hedging relationships.

  In an equity total return swap, the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses equity total return swaps to hedge its equity market guarantees in certain of its insurance products. Equity total return swaps can be used as hedges or to synthetically create investments. The
Company utilizes equity total return swaps in nonqualifying hedging relationships.

                                    MLIC-78

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

Primary Risks Managed by Derivatives

   The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                       December 31,
                                                            -------------------------------------------------------------------
                                                                          2021                              2020
                                                            --------------------------------- ---------------------------------
                                                                        Estimated Fair Value              Estimated Fair Value
                                                                       ----------------------            ----------------------
                                                              Gross                             Gross
                                                             Notional                          Notional
                          Primary Underlying Risk Exposure    Amount    Assets    Liabilities   Amount    Assets    Liabilities
                          --------------------------------  ---------- --------- ------------ ---------- --------- ------------
                                                                                       (In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps...... Interest rate                      $   3,540  $  2,163   $      6    $   3,175  $  3,224   $      4
Foreign currency swaps... Foreign currency exchange rate           764         8         22        1,049         5         76
                                                            ---------- ---------  ---------   ---------- ---------  ---------
 Subtotal................                                        4,304     2,171         28        4,224     3,229         80
                                                            ---------- ---------  ---------   ---------- ---------  ---------
Cash flow hedges:
Interest rate swaps...... Interest rate                          4,079         4          1        4,400        14         --
Interest rate forwards... Interest rate                          3,058        69          1        5,081       489         --
Foreign currency swaps... Foreign currency exchange rate        28,772     1,317        966       28,017     1,102      1,353
                                                            ---------- ---------  ---------   ---------- ---------  ---------
 Subtotal................                                       35,909     1,390        968       37,498     1,605      1,353
                                                            ---------- ---------  ---------   ---------- ---------  ---------
 Total qualifying hedges.                                       40,213     3,561        996       41,722     4,834      1,433
                                                            ---------- ---------  ---------   ---------- ---------  ---------
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps...... Interest rate                         21,565     3,206         59       30,512     3,041          7
Interest rate floors..... Interest rate                          7,701       145         --       12,701       350         --
Interest rate caps....... Interest rate                         64,309       117         --       40,104        13         --
Interest rate futures.... Interest rate                            515        --         --          406        --         --
Interest rate options.... Interest rate                          9,703       364         --       15,337       174         --
Interest rate forwards... Interest rate                            265        --         20          265        --          9
Interest rate total
 return swaps............ Interest rate                          1,048         9          4        1,048        --         59
Synthetic GICs........... Interest rate                         11,307        --         --       11,739        --         --
Foreign currency swaps... Foreign currency exchange rate         4,800       340         75        5,596       292        238
Foreign currency forwards Foreign currency exchange rate         1,902        11         13        1,236         9         18
Credit default swaps --
 purchased............... Credit                                   956        12          8          886         8          9
Credit default swaps --
 written................. Credit                                 6,074       111         12        6,961       126         --
Equity futures........... Equity market                          1,751         5         --        2,591        --         16
Equity index options..... Equity market                         26,800       714        166       19,601       459        189
Equity variance swaps.... Equity market                            425        12         10          425        11          9
Equity total return swaps Equity market                          2,148        11         46        2,542         1        274
                                                            ---------- ---------  ---------   ---------- ---------  ---------
 Total non-designated or nonqualifying derivatives........     161,269     5,057        413      151,950     4,484        828
                                                            ---------- ---------  ---------   ---------- ---------  ---------
 Total....................................................   $ 201,482  $  8,618   $  1,409    $ 193,672  $  9,318   $  2,261
                                                            ========== =========  =========   ========== =========  =========

  Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2021 and 2020. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the
Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules;
(ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps and interest rate swaps that are used to synthetically create investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

                                    MLIC-79

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

The Effects of Derivatives on the Consolidated Statements of Operations and
Comprehensive Income (Loss)

  The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

                                                                           Year Ended December 31, 2021
                                                       -------------------------------------------------------------------
                                                                                                       Interest
                                                                     Net        Net                  Credited to
                                                          Net     Investment Derivative Policyholder Policyholder
                                                       Investment   Gains      Gains    Benefits and   Account
                                                         Income    (Losses)   (Losses)     Claims      Balances      OCI
                                                       ---------- ---------- ---------- ------------ ------------ --------
                                                                                  (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1).....  $      6   $    --    $     --    $   (455)   $      --        N/A
Hedged items..........................................        (6)       --          --         405           --        N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1).....        49        --          --          --           --        N/A
Hedged items..........................................       (43)       --          --          --           --        N/A
                                                       ---------- ---------- ---------- ------------ ------------ --------
  Subtotal............................................         6        --          --         (50)          --        N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.............       N/A       N/A         N/A         N/A          N/A   $   (570)
Amount of gains (losses) reclassified from AOCI into
 income...............................................        57        87          --          --           --       (144)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.............       N/A       N/A         N/A         N/A          N/A        600
Amount of gains (losses) reclassified from AOCI into
 income...............................................         4      (229)         --          --           --        225
Foreign currency transaction gains (losses) on hedged
 items................................................        --       227          --          --           --         --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI.............       N/A       N/A         N/A         N/A          N/A         --
Amount of gains (losses) reclassified from AOCI into
 income...............................................        --        --          --          --           --         --
                                                        --------   -------    --------    --------    ---------   --------
  Subtotal............................................        61        85          --          --           --        111
Gain (Loss) on Derivatives Not Designated or Not
 Qualifying as Hedging Instruments:
Interest rate derivatives (1).........................         2        --      (1,523)         --           --        N/A
Foreign currency exchange rate derivatives (1)........        --        --         264          --           --        N/A
Credit derivatives -- purchased (1)...................        --        --           2          --           --        N/A
Credit derivatives -- written (1).....................        --        --          23          --           --        N/A
Equity derivatives (1)................................        (1)       --      (1,043)       (265)          --        N/A
Foreign currency transaction gains (losses) on hedged
 items................................................        --        --         (65)         --           --        N/A
                                                        --------   -------    --------    --------    ---------   --------
  Subtotal............................................         1        --      (2,342)       (265)          --        N/A
Earned income on derivatives..........................       167        --         645         206         (159)        --
Embedded derivatives (2)..............................       N/A       N/A         733          --          N/A        N/A
                                                       ---------- ---------- ---------- ------------ ------------ --------
  Total...............................................  $    235   $    85    $   (964)   $   (109)   $    (159)  $    111
                                                       ========== ========== ========== ============ ============ ========

                                    MLIC-80

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

                                                                       Year Ended December 31, 2020
                                                   -------------------------------------------------------------------
                                                                                                   Interest
                                                                 Net        Net                  Credited to
                                                      Net     Investment Derivative Policyholder Policyholder
                                                   Investment   Gains      Gains    Benefits and   Account
                                                     Income    (Losses)   (Losses)     Claims      Balances      OCI
                                                   ---------- ---------- ---------- ------------ ------------ --------
                                                                              (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1).  $    (10)  $     --   $     --    $    360     $     --        N/A
Hedged items......................................        12         --         --        (399)          --        N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1).       (45)        --         --          --           --        N/A
Hedged items......................................        43         --         --          --           --        N/A
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................        --         --         --         (39)          --        N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A   $  1,268
Amount of gains (losses) reclassified from AOCI
 into income......................................        36        121         --          --           --       (157)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A       (124)
Amount of gains (losses) reclassified from AOCI
 into income......................................         3        768         --          --           --       (771)
Foreign currency transaction gains (losses) on
 hedged items.....................................        --       (680)        --          --           --         --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A         --
Amount of gains (losses) reclassified from AOCI
 into income......................................        --         --         --          --           --         --
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................        39        209         --          --           --        216
Gain (Loss) on Derivatives Not Designated or Not
 Qualifying as Hedging Instruments:
Interest rate derivatives (1).....................        (6)        --      1,999          --           --        N/A
Foreign currency exchange rate derivatives (1)....        --         --       (371)         --           --        N/A
Credit derivatives -- purchased (1)...............        --         --         (6)         --           --        N/A
Credit derivatives -- written (1).................        --         --        (78)         --           --        N/A
Equity derivatives (1)............................        (2)        --       (973)       (238)          --        N/A
Foreign currency transaction gains (losses) on
 hedged items.....................................        --         --         91          --           --        N/A
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................        (8)        --        662        (238)          --        N/A
Earned income on derivatives......................       239         --        633         186         (152)        --
Embedded derivatives (2)..........................       N/A        N/A       (557)         --          N/A        N/A
                                                    --------   --------   --------    --------     --------   --------
  Total...........................................  $    270   $    209   $    738    $    (91)    $   (152)  $    216
                                                    ========   ========   ========    ========     ========   ========

                                    MLIC-81

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

                                                                       Year Ended December 31, 2019
                                                   -------------------------------------------------------------------
                                                                                                   Interest
                                                                 Net        Net                  Credited to
                                                      Net     Investment Derivative Policyholder Policyholder
                                                   Investment   Gains      Gains    Benefits and   Account
                                                     Income    (Losses)   (Losses)     Claims      Balances      OCI
                                                   ---------- ---------- ---------- ------------ ------------ --------
                                                                              (In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1).  $     (2)  $     --   $     --    $    339     $      1        N/A
Hedged items......................................         4         --         --        (369)          --        N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1).       (54)        --         --          --           --        N/A
Hedged items......................................        54         --         --          --           --        N/A
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................         2         --         --         (30)           1        N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A   $    605
Amount of gains (losses) reclassified from AOCI
 into income......................................        23          4         --          --           --        (27)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A        (67)
Amount of gains (losses) reclassified from AOCI
 into income......................................        (3)       212         --          --           --       (209)
Foreign currency transaction gains (losses) on
 hedged items.....................................        --       (211)        --          --           --         --
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI.........       N/A        N/A        N/A         N/A          N/A         --
Amount of gains (losses) reclassified from AOCI
 into income......................................         1         --         --          --           --         (1)
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................        21          5         --          --           --        301
Gain (Loss) on Derivatives Not Designated or Not
 Qualifying as Hedging Instruments:
Interest rate derivatives (1).....................        (3)        --        720          --           --        N/A
Foreign currency exchange rate derivatives (1)....        --         --        (49)         --           --        N/A
Credit derivatives -- purchased (1)...............        --         --        (25)         --           --        N/A
Credit derivatives -- written (1).................        --         --        172          --           --        N/A
Equity derivatives (1)............................        --         --       (944)       (150)          --        N/A
Foreign currency transaction gains (losses) on
 hedged items.....................................        --         --         (4)         --           --        N/A
                                                    --------   --------   --------    --------     --------   --------
  Subtotal........................................        (3)        --       (130)       (150)          --        N/A
Earned income on derivatives......................       270         --        272         135         (147)        --
Embedded derivatives (2)..........................       N/A        N/A       (430)         --          N/A        N/A
                                                    --------   --------   --------    --------     --------   --------
  Total...........................................  $    290   $      5   $   (288)   $    (45)    $   (146)  $    301
                                                    ========   ========   ========    ========     ========   ========

--------
(1)Excludes earned income on derivatives.

(2)The valuation of guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were $27 million, $7 million and ($16)
   million for the years ended December 31, 2021, 2020 and 2019, respectively.

                                    MLIC-82

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

Fair Value Hedges

  The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

  The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

                                                                            Cumulative Amount
                                                                    of Fair Value Hedging Adjustments
                                     Carrying Amount of the        Included in the Carrying Amount of
                                             Hedged                              Hedged
Balance Sheet Line Item               Assets/(Liabilities)              Assets/(Liabilities) (1)
------------------------------ ----------------------------------  ----------------------------------
                               December 31, 2021 December 31, 2020 December 31, 2021 December 31, 2020
                               ----------------- ----------------- ----------------- -----------------
                                                            (In millions)
Fixed maturity securities AFS.     $    366          $    461           $    (1)         $     (1)
Mortgage loans................     $    617          $    925           $     3          $     20
Future policy benefits........     $ (4,735)         $ (5,512)          $  (877)         $ (1,307)
-------------
(1)Includes ($161) million and ($1) million of hedging adjustments on discontinued hedging relationships at December 31, 2021 and 2020, respectively.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed rate investments.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring.
Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into income. These amounts were $6 million, $45 million, and
$51 million for the years ended December 31, 2021, 2020 and 2019, respectively.

  At December 31, 2021 and 2020, the maximum length of time over which the
Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed seven years and eight years, respectively.

  At December 31, 2021 and 2020, the balance in AOCI associated with cash flow hedges was $2.4 billion and $2.3 billion, respectively.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2021, the Company expected to reclassify ($21) million of deferred net gains (losses) on derivatives in AOCI, to earnings within the next
12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions, the
Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the effects of derivatives on the consolidated statements of operations and comprehensive income (loss) table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps.

                                    MLIC-83

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                          December 31,
                                          -----------------------------------------------------------------------------
                                                           2021                                   2020
                                          -------------------------------------- --------------------------------------
                                                        Maximum                                Maximum
                                          Estimated      Amount                  Estimated      Amount
                                          Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                          of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced    Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                      Swaps        Swaps      Maturity (2)   Swaps        Swaps      Maturity (2)
----------------------------------------- ---------- -------------- ------------ ---------- -------------- ------------
                                                                      (Dollars in millions)
Aaa/Aa/A
Single name credit default swaps (3).....  $     --   $         10         2.5    $     --   $         54         0.6
Credit default swaps referencing indices.        17          1,191         2.5          27          1,779         2.5
                                          ---------  -------------               ---------  -------------
  Subtotal...............................        17          1,201         2.5          27          1,833         2.4
                                          ---------  -------------               ---------  -------------
Baa
Single name credit default swaps (3).....         1             60         3.3           2            174         2.1
Credit default swaps referencing indices.        90          4,698         5.1          97          4,954         5.3
                                          ---------  -------------               ---------  -------------
  Subtotal...............................        91          4,758         5.1          99          5,128         5.2
                                          ---------  -------------               ---------  -------------
Ba
Single name credit default swaps (3).....         1             65         0.5          --             --          --
Credit default swaps referencing indices.       (1)             20         5.0          --             --          --
                                          ---------  -------------               ---------  -------------
  Subtotal...............................        --             85         1.5          --             --          --
                                          ---------  -------------               ---------  -------------
Caa3
Credit default swaps referencing indices.       (9)             30         4.5          --             --          --
                                          ---------  -------------               ---------  -------------
  Subtotal...............................       (9)             30         4.5          --             --          --
                                          ---------  -------------               ---------  -------------
  Total..................................  $     99   $      6,074         4.6    $    126   $      6,961         4.5
                                          =========  =============               =========  =============
-------------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and
   Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

(3)Single name credit default swaps may be referenced to the credit of corporations, foreign governments, or municipals.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties in jurisdictions in which it understands that close-out netting should be enforceable and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are governed by the International Swaps and Derivatives Association, Inc.
("ISDA") Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, close-out netting permits the Company (subject to financial regulations such as the Orderly
Liquidation Authority under Title II of Dodd-Frank) to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions and to apply collateral to the

                                    MLIC-84

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

obligations without application of the automatic stay, upon the counterparty's bankruptcy. All of the Company's ISDA Master Agreements also include Credit
Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives as required by applicable law. Additionally, effective September 1, 2021, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third party custodians.

  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by brokers and central clearinghouses to such derivatives.

  See Note 9 for a description of the impact of credit risk on the valuation of derivatives.

  The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                                                  December 31,
                                                                               --------------------------------------------------
                                                                                         2021                      2020
                                                                               ------------------------  ------------------------
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement      Assets    Liabilities     Assets    Liabilities
----------------------------------------------------------------------------   -----------  -----------  -----------  -----------
                                                                                                 (In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1).............................................................  $    8,602   $    1,379   $    9,244   $    2,192
OTC-cleared (1)...............................................................         104            8          139            6
Exchange-traded...............................................................           5           --           --           16
                                                                               -----------  -----------  -----------  -----------
 Total gross estimated fair value of derivatives presented on the
   consolidated balance sheets (1)............................................       8,711        1,387        9,383        2,214
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral.................................................................      (1,364)      (1,364)      (1,996)     (1,996)
OTC-cleared...................................................................          (3)          (3)          (5)         (5)
Cash collateral: (3), (4)
OTC-bilateral.................................................................      (6,414)          --       (6,073)          --
OTC-cleared...................................................................         (91)          --          (98)          --
Securities collateral: (5)
OTC-bilateral.................................................................        (767)         (14)      (1,115)       (188)
OTC-cleared...................................................................          --           (5)          --          (1)
Exchange-traded...............................................................          --           --           --         (16)
                                                                               -----------  -----------  -----------  -----------
 Net amount after application of master netting agreements and collateral.....  $       72   $        1   $       96   $        8
                                                                               ===========  ===========  ===========  ===========
--------
(1)At December 31, 2021 and 2020, derivative assets included income (expense)
   accruals reported in accrued investment income or in other liabilities of
   $93 million and $65 million, respectively, and derivative liabilities included (income) expense accruals reported in accrued investment income or in other liabilities of ($22) million and ($47) million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives, where the centralized clearinghouse treats variation margin as collateral, is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.

                                    MLIC-85

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2021 and 2020, the Company received excess cash collateral of $60 million and $175 million, respectively, and provided no excess cash collateral for either period.

(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2021, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2021 and 2020, the Company received excess securities collateral with an estimated fair value of $47 million and $150 million, respectively, for its
   OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2021 and 2020, the Company provided excess securities collateral with an estimated fair value of $95 million and $185 million, respectively, for its OTC-bilateral derivatives,
   $584 million and $1.4 billion, respectively, for its OTC-cleared derivatives, and $106 million and $188 million, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount.
All of the Company's netting agreements for derivatives contain provisions that require both Metropolitan Life Insurance Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit rating were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

   The following table presents the estimated fair value of the Company's
OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

                                                                       December 31,
                                                                     --------------------------------
                                                                         2021             2020
                                                                     --------         --------
                                                                     Derivatives Subject to Financial
                                                                     Strength-Contingent Provisions
                                                                     --------------------------------
                                                                       (In millions)
Estimated fair value of derivatives in a net liability position (1). $    15          $    196
Estimated fair value of collateral provided:
Fixed maturity securities AFS....................................... $    17          $    239
-------------
(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.

                                    MLIC-86

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Derivatives (continued)

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                          December 31,
                                                                                      ---------------------
                                                          Balance Sheet Location         2021       2020
                                                       ------------------------------ ---------- ----------
                                                                                          (In millions)
Embedded derivatives within liability host contracts:
Direct guaranteed minimum benefits.................... Policyholder account balances.  $     257  $     488
Assumed guaranteed minimum benefits................... Policyholder account balances.          5          5
Funds withheld on ceded reinsurance (including
 affiliated).......................................... Other liabilities.............      1,072      1,428
Fixed annuities with equity indexed returns........... Policyholder account balances.        165        139
Other guarantees...................................... Policyholder account balances.         --          1
                                                                                      ---------- ----------
  Embedded derivatives within liability host contracts.............................    $   1,499  $   2,061
                                                                                      ========== ==========

9. Fair Value

  When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The
Company's ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                                    MLIC-87

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

Recurring Fair Value Measurements

   The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

                                                                                    December 31, 2021
                                                          ---------------------------------------------------------------------
                                                                         Fair Value Hierarchy
                                                          ---------------------------------------------------
                                                                                                                   Total
                                                                                                                 Estimated
                                                              Level 1           Level 2          Level 3         Fair Value
                                                          ---------------- ----------------- ---------------- -----------------
                                                                                      (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate...........................................  $            --  $         51,290  $         7,112  $         58,402
U.S. government and agency...............................           15,041            16,181               --            31,222
Foreign corporate........................................               --            21,862            7,823            29,685
RMBS.....................................................                7            20,333            2,805            23,145
ABS......................................................               --            11,455            1,424            12,879
Municipals...............................................               --             8,728               --             8,728
CMBS.....................................................               --             6,507              371             6,878
Foreign government.......................................               --             4,934               12             4,946
                                                          ---------------- ----------------- ---------------- -----------------
  Total fixed maturity securities AFS....................           15,048           141,290           19,547           175,885
                                                          ---------------- ----------------- ---------------- -----------------
Short-term investments...................................            4,187               677                2             4,866
Residential mortgage loans -- FVO........................               --                --              127               127
Other investments........................................              328               192              894             1,414
Derivative assets: (1)
Interest rate............................................               --             5,982               95             6,077
Foreign currency exchange rate...........................               --             1,676               --             1,676
Credit...................................................               --               106               17               123
Equity market............................................                5               730                7               742
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative assets................................                5             8,494              119             8,618
                                                          ---------------- ----------------- ---------------- -----------------
Separate account assets (2)..............................           28,231            93,656            1,964           123,851
                                                          ---------------- ----------------- ---------------- -----------------
  Total assets (3).......................................  $        47,799  $        244,309  $        22,653  $        314,761
                                                          ================ ================= ================ =================
Liabilities
Derivative liabilities: (1)
Interest rate............................................               --                70               21                91
Foreign currency exchange rate...........................               --             1,076               --             1,076
Credit...................................................               --                 8               12                20
Equity market............................................               --               222               --               222
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative liabilities...........................               --             1,376               33             1,409
                                                          ---------------- ----------------- ---------------- -----------------
Embedded derivatives within liability host contracts (4).               --                --            1,499             1,499
Separate account liabilities (2).........................                7                12                6                25
                                                          ---------------- ----------------- ---------------- -----------------
  Total liabilities......................................  $             7  $          1,388  $         1,538  $          2,933
                                                          ================ ================= ================ =================

                                    MLIC-88

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

                                                                                    December 31, 2020
                                                          ---------------------------------------------------------------------
                                                                         Fair Value Hierarchy
                                                          ---------------------------------------------------
                                                                                                                   Total
                                                                                                                 Estimated
                                                              Level 1           Level 2          Level 3         Fair Value
                                                          ---------------- ----------------- ---------------- -----------------
                                                                                      (In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate...........................................  $            --  $         53,717  $         6,692  $         60,409
U.S. government and agency...............................           12,697            18,074               --            30,771
Foreign corporate........................................               --            24,098            8,181            32,279
RMBS.....................................................               --            21,186            3,040            24,226
ABS......................................................               --            11,351            1,224            12,575
Municipals...............................................               --             8,983               --             8,983
CMBS.....................................................               --             6,628              201             6,829
Foreign government.......................................               --             5,263                5             5,268
                                                          ---------------- ----------------- ---------------- -----------------
  Total fixed maturity securities AFS....................           12,697           149,300           19,343           181,340
                                                          ---------------- ----------------- ---------------- -----------------
Short-term investments...................................            2,216               406                1             2,623
Residential mortgage loans -- FVO........................               --                --              165               165
Other investments........................................              431               270              565             1,266
Derivative assets: (1)
Interest rate............................................               --             6,816              489             7,305
Foreign currency exchange rate...........................               --             1,408               --             1,408
Credit...................................................               --               109               25               134
Equity market............................................               --               454               17               471
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative assets................................               --             8,787              531             9,318
                                                          ---------------- ----------------- ---------------- -----------------
Separate account assets (2)..............................           28,296            99,405              945           128,646
                                                          ---------------- ----------------- ---------------- -----------------
  Total assets (3).......................................  $        43,640  $        258,168  $        21,550  $        323,358
                                                          ================ ================= ================ =================
Liabilities
Derivative liabilities: (1)
Interest rate............................................  $            --  $             11  $            68  $             79
Foreign currency exchange rate...........................               --             1,683                2             1,685
Credit...................................................               --                 9               --                 9
Equity market............................................               16               463                9               488
                                                          ---------------- ----------------- ---------------- -----------------
  Total derivative liabilities...........................               16             2,166               79             2,261
                                                          ---------------- ----------------- ---------------- -----------------
Embedded derivatives within liability host contracts (4).               --                --            2,061             2,061
Separate account liabilities (2).........................               12                 8                6                26
                                                          ---------------- ----------------- ---------------- -----------------
  Total liabilities......................................  $            28  $          2,174  $         2,146  $          4,348
                                                          ================ ================= ================ =================
--------
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable
   Inputs (Level 3) tables.

(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.
   Separate account liabilities presented in the tables above represent derivative liabilities.

(3)Total assets included in the fair value hierarchy exclude other limited partnership interests that are measured at estimated fair value using the net asset value ("NAV") per share (or its equivalent) practical expedient.
   At December 31, 2021 and 2020, the estimated fair value of such investments was $95 million and $70 million, respectively.

                                    MLIC-89

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(4)Embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities on the consolidated balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value.

  Investments

   Securities, Short-term Investments and Other Investments

     When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value of securities is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.
   These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Unobservable inputs are based on management's assumptions about the inputs market participants would use in pricing such investments.

     The estimated fair value of short-term investments and other investments is determined on a basis consistent with the methodologies described herein.

     The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g. cash flows) to a single current, discounted amount. The valuation

                                    MLIC-90

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

   of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

----------------------------------------------------------------------------------------------------------------------------
                           Level 2                                                 Level 3
Instrument            Observable Inputs                                      Unobservable Inputs
----------------------------------------------------------------------------------------------------------------------------
 Fixed maturity securities AFS
----------------------------------------------------------------------------------------------------------------------------
  U.S. corporate and Foreign corporate securities
----------------------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the
            market and income approaches.          Valuation Approaches: Principally the market approach.
            Key Inputs:                            Key Inputs:
            . quoted prices in markets that are    .illiquidity premium
              not active
            . benchmark yields; spreads off        .delta spread adjustments to reflect specific credit-related issues benchmark yields; new issuances;
              issuer ratings
            . trades of identical or comparable    .credit spreads
              securities; duration
            . privately-placed securities are
              valued using the additional key
              inputs:
            . market yield curve; call provisions
             . observable prices and spreads for
               similar public or private           . quoted prices in markets that are not active for identical or similar
               securities that incorporate the       securities that are less liquid and based on lower levels of trading
               credit quality and industry sector    activity than securities classified in Level 2
               of the issuer                       .independent non-binding broker quotations
            . delta spread adjustments to reflect
              specific credit-related issues
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  U.S. government and agency securities, Municipals and Foreign government securities
----------------------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the
            market approach.                       Valuation Approaches: Principally the market approach.
            Key Inputs:                            Key Inputs:
            .quoted prices in markets that are     .independent non-binding broker quotations
             not active
            .benchmark U.S. Treasury yield or
             other yields
            .the spread off the U.S. Treasury      . quoted prices in markets that are not active for identical or similar
             yield curve for the identical           securities that are less liquid and based on lower levels of trading
             security                                activity than securities classified in Level 2
            .issuer ratings and issuer spreads;    .credit spreads
             broker-dealer quotations
            .comparable securities that are
             actively traded
----------------------------------------------------------------------------------------------------------------------------
  Structured Products
----------------------------------------------------------------------------------------------------------------------------
            Valuation Approaches: Principally the
            market and income approaches.          Valuation Approaches: Principally the market and income approaches.
            Key Inputs:                            Key Inputs:
            .quoted prices in markets that are     .credit spreads
             not active
            .spreads for actively traded
             securities; spreads off benchmark
             yields                                . quoted prices in markets that are not active for identical or similar
            .expected prepayment speeds and          securities that are less liquid and based on lower levels of trading
             volumes                                 activity than securities classified in Level 2
            .current and forecasted loss           .independent non-binding broker quotations
             severity; ratings; geographic region
            .weighted average coupon and weighted  .credit ratings
             average maturity
            .average delinquency rates; DSCR
            .credit ratings
            .issuance-specific information,
             including, but not limited to:
             .collateral type; structure of the
              security; vintage of the loans
             .payment terms of the underlying
              assets
             .payment priority within the
              tranche; deal performance
----------------------------------------------------------------------------------------------------------------------------
  Short-term investments and Other investments
----------------------------------------------------------------------------------------------------------------------------
            . Certain short-term investments and
               certain other investments are of a
               similar nature and class to the
               fixed maturity securities AFS        . Certain short-term investments and certain other investments are of a
               described above; while certain         similar nature and class to the fixed maturity securities AFS
               other investments are similar to       described above, while certain other investments are similar to
               equity securities. The valuation       equity securities. The valuation approaches and unobservable
               approaches and observable inputs       inputs used in their valuation are also similar to those described
               used in their valuation are also       above. Other investments contain equity securities that use key
               similar to those described above.      unobservable inputs such as credit ratings; issuance structures, in
               Other investments contain equity       addition to those described above for fixed maturities AFS. Other
               securities valued using quoted         investments also include certain real estate joint ventures and use
               prices in markets that are not         the valuation approach and key inputs as described for other
               considered active.                     limited partnership interests below.
----------------------------------------------------------------------------------------------------------------------------
  Residential mortgage loans -- FVO
----------------------------------------------------------------------------------------------------------------------------
            .N/A                                     Valuation Approaches: Principally the market approach.
                                                     Valuation Techniques and Key Inputs: These investments are based primarily on matrix pricing or other similar techniques that utilize inputs from mortgage servicers that are unobservable or cannot be derived principally from, or corroborated by, observable market data.
----------------------------------------------------------------------------------------------------------------------------

                                    MLIC-91

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

-----------------------------------------------------------------------------------------------------------------------
                           Level 2                                              Level 3
Instrument            Observable Inputs                                    Unobservable Inputs
-----------------------------------------------------------------------------------------------------------------------
Separate account assets and Separate account liabilities (1)
-----------------------------------------------------------------------------------------------------------------------
  Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
-----------------------------------------------------------------------------------------------------------------------
            Key Input:                             .N/A
            .quoted prices or reported NAV
             provided by the fund managers
-----------------------------------------------------------------------------------------------------------------------
  Other limited partnership interests
-----------------------------------------------------------------------------------------------------------------------
            .N/A                                     Valued giving consideration to the underlying holdings of the partnerships and adjusting, if appropriate.
                                                   Key Inputs:
                                                   .liquidity; bid/ask spreads; performance record of the fund manager
                                                   .other relevant variables that may impact the exit value of the particular partnership interest
-           -----------------------------------------------------------------------------------------------------------
--------
(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents.
   The estimated fair value of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents is determined on a basis consistent with the assets described under "--
   Securities, Short-term Investments and Other Investments" and "--
   Derivatives -- Freestanding Derivatives."

  Derivatives

    The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

    The significant inputs to the pricing models for most OTC-bilateral and
  OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.
  Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Unobservable inputs are based on management's assumptions about the inputs market participants would use in pricing such derivatives.

    Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

    The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and
  OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The
  Company's ability to consistently execute at such pricing levels is, in part, due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the
  Company each reporting period.

                                    MLIC-92

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

  Freestanding Derivatives

   Level 2 Valuation Approaches and Key Inputs:

    This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.

   Level 3 Valuation Approaches and Key Inputs:

    These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

    Freestanding derivatives are principally valued using the income approach.
  Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models.
  Key inputs are as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                                            Foreign Currency
              Instrument                         Interest Rate                Exchange Rate                Credit
-----------------------------------------------------------------------------------------------------------------------------
Inputs common to Level 2 and Level 3 by  swap yield curves               swap yield curves        swap yield curves
 instrument type                         basis curves                    basis curves             credit curves
                                         interest rate volatility (1)    currency spot rates      recovery rates
                                                                         cross currency basis
                                                                          curves
------------------------------------------                               -                        -
Level 3                                  swap yield curves (2)           swap yield curves (2)    swap yield curves (2)
                                         basis curves (2)                basis curves (2)         credit curves (2)
                                         repurchase rates                cross currency basis     credit spreads
                                         interest rate                    curves (2)              repurchase rates
                                          volatility (1), (2)            currency correlation     independent non-binding
                                                                                                   broker quotations
-                                        -                               -                        -
----------------------------------------------------------------------

              Instrument                        Equity Market
----------------------------------------------------------------------
Inputs common to Level 2 and Level 3 by  swap yield curves
 instrument type                         spot equity index levels
                                         dividend yield curves
                                         equity volatility (1)

-----------------------------------------
Level 3                                  dividend yield curves (2)
                                         equity volatility (1), (2)
                                         correlation between
                                          model inputs (1)

-

--------

(1)Option-based only.

(2)Extrapolation beyond the observable limits of the curve(s).

  Embedded Derivatives

    Embedded derivatives principally include certain direct and assumed variable annuity guarantees, annuity contracts, and investment risk within funds withheld related to certain reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

    The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

    The Company calculates the fair value of these embedded derivatives, which is estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, projecting future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates.

    Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable

                                    MLIC-93

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

  period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

    The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries as compared to MetLife, Inc.

    Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

    The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described in "-- Investments
  -- Securities, Short-term Investments and Other Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses).
  Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

    The Company issues certain annuity contracts which allow the policyholder to participate in returns from equity indices. These equity indexed features are embedded derivatives which are measured at estimated fair value separately from the host fixed annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

    The estimated fair value of the embedded equity indexed derivatives, based on the present value of future equity returns to the policyholder using actuarial and present value assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department.
  The calculation is based on in-force business and uses standard capital market techniques, such as Black-Scholes, to calculate the value of the portion of the embedded derivative for which the terms are set. The portion of the embedded derivative covering the period beyond where terms are set is calculated as the present value of amounts expected to be spent to provide equity indexed returns in those periods. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.

  Embedded Derivatives Within Asset and Liability Host Contracts

   Level 3 Valuation Approaches and Key Inputs:

    Direct and assumed guaranteed minimum benefits

      These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curves, currency exchange rates and implied volatilities. These embedded derivatives result in
    Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curves and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

                                    MLIC-94

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

    Embedded derivatives within funds withheld related to certain ceded reinsurance

      These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

  Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.

  Transfers into or out of Level 3:

    Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data.
  This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable
  Inputs (Level 3)

    The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                                                      December 31, 2021
                                                                                                 ---------------------------
                                                                        Significant                                 Weighted
                                    Valuation Techniques             Unobservable Inputs              Range        Average (1)
                                ------------------------------ --------------------------------  ---------------   -----------
Fixed maturity securities AFS (3)
U.S. corporate and foreign
 corporate..................... Matrix pricing                 Offered quotes (4)                  1    -    165      110
                                Market pricing                 Quoted prices (4)                   --   -    117      101
                                -----------------------------------------------------------------------------------------------
RMBS........................... Market pricing                 Quoted prices (4)                   --   -    121       99
                                -----------------------------------------------------------------------------------------------
ABS............................ Market pricing                 Quoted prices (4)                   91   -    110      102
                                -----------------------------------------------------------------------------------------------
Derivatives
Interest rate.................. Present value techniques       Swap yield (6)                     151   -    200      188
                                                               Repurchase rates (8)                --   -     --       --
                                                               Volatility (9)                      1%   -     1%       1%

                                -----------------------------------------------------------------------------------------------
Foreign currency exchange rate. Present value techniques       Swap yield (6)                      --   -     --       --
                                -----------------------------------------------------------------------------------------------
Credit......................... Present value techniques       Credit spreads (10)                 96   -    133      109
                                Consensus pricing              Offered quotes (11)
                                -----------------------------------------------------------------------------------------------
Equity market.................. Present value techniques or    Volatility (12)                     --   -     --       --
                                  option pricing models
                                                               Correlation (13)                    --   -     --       --
                                -----------------------------------------------------------------------------------------------
Embedded derivatives
Direct and assumed guaranteed   Option pricing techniques      Mortality rates:
 minimum benefits..............
                                                                  Ages 0 - 40                    0.01%  -   0.12%    0.08%
                                                                  Ages 41 - 60                   0.05%  -   0.65%    0.27%
                                                                  Ages 61 - 115                  0.32%  -    100%    2.08%
                                                               Lapse rates:
                                                                  Durations 1 - 10               0.25%  -    100%    6.30%
                                                                  Durations 11 - 20              0.70%  -    100%    5.22%
                                                                  Durations 21 - 116             1.60%  -    100%    5.22%
                                                               Utilization rates                   0%   -    22%     0.22%
                                                               Withdrawal rates                  0.25%  -    10%     3.72%
                                                               Long-term equity volatilities     16.44% -   22.16%   18.60%
                                                               Nonperformance risk spread        0.04%  -   0.40%    0.35%
                                                                                                      December 31, 2020
                                                                                                 ---------------------------
                                                                        Significant                                 Weighted
                                    Valuation Techniques             Unobservable Inputs              Range        Average (1)
                                ------------------------------ --------------------------------  ---------------   -----------
Fixed maturity securities AFS (3)
U.S. corporate and foreign
 corporate..................... Matrix pricing                 Offered quotes (4)                  --   -    186      118
                                Market pricing                 Quoted prices (4)                   --   -    116       99
                                -----------------------------------------------------------------------------------------------
RMBS........................... Market pricing                 Quoted prices (4)                   --   -    159       98
                                -----------------------------------------------------------------------------------------------
ABS............................ Market pricing                 Quoted prices (4)                   1    -    107      100
                                -----------------------------------------------------------------------------------------------
Derivatives
Interest rate.................. Present value techniques       Swap yield (6)                      92   -    184      149
                                                               Repurchase rates (8)               (12)  -     1       (6)
                                                               Volatility (9)                      --   -     --       --

                                -----------------------------------------------------------------------------------------------
Foreign currency exchange rate. Present value techniques       Swap yield (6)                     (31)  -    (13)     (20)
                                -----------------------------------------------------------------------------------------------
Credit......................... Present value techniques       Credit spreads (10)                 96   -     99       98
                                Consensus pricing              Offered quotes (11)
                                -----------------------------------------------------------------------------------------------
Equity market.................. Present value techniques or    Volatility (12)                    21%   -    28%      28%
                                  option pricing models
                                                               Correlation (13)                   10%   -    30%      10%
                                -----------------------------------------------------------------------------------------------
Embedded derivatives
Direct and assumed guaranteed   Option pricing techniques      Mortality rates:
 minimum benefits..............
                                                                  Ages 0 - 40                    0.01%  -   0.12%    0.06%
                                                                  Ages 41 - 60                   0.05%  -   0.65%    0.30%
                                                                  Ages 61 - 115                  0.31%  -    100%    1.90%
                                                               Lapse rates:
                                                                  Durations 1 - 10               0.25%  -    100%    6.86%
                                                                  Durations 11 - 20              4.70%  -    100%    5.18%
                                                                  Durations 21 - 116               2%   -    100%    5.18%
                                                               Utilization rates                   0%   -    22%     0.17%
                                                               Withdrawal rates                  0.25%  -    10%     3.98%
                                                               Long-term equity volatilities     16.66% -   22.21%   18.70%
                                                               Nonperformance risk spread        0.04%  -   0.39%    0.40%
                                                                                                    Impact of
                                                                                                 Increase in Input
                                                                        Significant                on Estimated
                                    Valuation Techniques             Unobservable Inputs          Fair Value (2)
                                ------------------------------ --------------------------------  -----------------
Fixed maturity securities AFS (3)
U.S. corporate and foreign
 corporate..................... Matrix pricing                 Offered quotes (4)                   Increase
                                Market pricing                 Quoted prices (4)                    Increase
                                -----------------------------------------------------------------------------------
RMBS........................... Market pricing                 Quoted prices (4)                  Increase (5)
                                -----------------------------------------------------------------------------------
ABS............................ Market pricing                 Quoted prices (4)                  Increase (5)
                                -----------------------------------------------------------------------------------
Derivatives
Interest rate.................. Present value techniques       Swap yield (6)                     Increase (7)
                                                               Repurchase rates (8)               Decrease (7)
                                                               Volatility (9)                     Increase (7)
                                                                                                 ------------------
                                -----------------------------------------------------------------
Foreign currency exchange rate. Present value techniques       Swap yield (6)                     Increase (7)
                                -----------------------------------------------------------------------------------
Credit......................... Present value techniques       Credit spreads (10)                Decrease (7)
                                Consensus pricing              Offered quotes (11)
                                -----------------------------------------------------------------------------------
Equity market.................. Present value techniques or    Volatility (12)                    Increase (7)
                                  option pricing models
                                                               Correlation (13)
                                -----------------------------------------------------------------------------------
Embedded derivatives
Direct and assumed guaranteed   Option pricing techniques      Mortality rates:
 minimum benefits..............
                                                                  Ages 0 - 40                     Decrease (14)
                                                                  Ages 41 - 60                    Decrease (14)
                                                                  Ages 61 - 115                   Decrease (14)
                                                               Lapse rates:
                                                                  Durations 1 - 10                Decrease (15)
                                                                  Durations 11 - 20               Decrease (15)
                                                                  Durations 21 - 116              Decrease (15)
                                                               Utilization rates                  Increase (16)
                                                               Withdrawal rates                       (17)
                                                               Long-term equity volatilities      Increase (18)
                                                               Nonperformance risk spread         Decrease (19)

--------
(1) The weighted average for fixed maturity securities AFS and derivatives is determined based on the estimated fair value of the securities and derivatives. The weighted average for embedded derivatives is determined based on a combination of account values and experience data.

                                    MLIC-95

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(2) The impact of a decrease in input would have resulted in the opposite impact on estimated fair value. For embedded derivatives, changes to direct and assumed guaranteed minimum benefits are based on liability positions.

(3) Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.

(4) Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.

(5) Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(6) Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curves are utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(7) Changes in estimated fair value are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

(8) Ranges represent different repurchase rates utilized as components within the valuation methodology and are presented in basis points.

(9) Ranges represent the underlying interest rate volatility quoted in percentage points. Since this valuation methodology uses an equivalent of
    LIBOR for secured overnight financing rate volatility, presenting a range is more representative of the unobservable input used in the valuation.

(10)Represents the risk quoted in basis points of a credit default event on the underlying instrument. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

(11)At both December 31, 2021 and 2020, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(12)Ranges represent the underlying equity volatility quoted in percentage points. Since this valuation methodology uses a range of inputs across multiple volatility surfaces to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(13)Ranges represent the different correlation factors utilized as components within the valuation methodology. Presenting a range of correlation factors is more representative of the unobservable input used in the valuation.
    Increases (decreases) in correlation in isolation will increase (decrease)
    the significance of the change in valuations.

(14)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(15)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(16)The utilization rate assumption estimates the percentage of contractholders with GMIBs or a lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

                                    MLIC-96

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(17)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease)
    in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(18)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(19)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

  Generally, all other classes of assets and liabilities classified within
Level 3 that are not included in the preceding table use the same valuation techniques and significant unobservable inputs as previously described for
Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs
(Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

                                    MLIC-97

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

  The following tables summarize the change of all assets (liabilities)
measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                         Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ----------------------------------------------------------------------
                                                    Fixed Maturity Securities AFS
                                         --------------------------------------------------------
                                                           Structured                   Foreign     Short-term
                                          Corporate (6)     Products      Municipals   Government   Investments
                                         --------------   ------------   -----------  -----------  ------------
                                                                   (In millions)
Balance, January 1, 2020................ $       9,382    $      3,395    $       7    $      10     $     17
Total realized/unrealized gains
 (losses) included in net income (loss)
 (1), (2)...............................           (91)             46           --           --           --
Total realized/unrealized gains
 (losses) included in AOCI..............           979              22           --           --           --
Purchases (3)...........................         3,018           1,670           --           --            1
Sales (3)...............................          (960)           (740)          --           (2)          (2)
Issuances (3)...........................            --              --           --           --           --
Settlements (3).........................            --              --           --           --           --
Transfers into Level 3 (4)..............         2,968             108           --           --           --
Transfers out of Level 3 (4)............          (423)            (36)          (7)          (3)         (15)
                                         -------------    ------------    ---------    ---------     --------
Balance, December 31, 2020..............        14,873           4,465           --            5            1
Total realized/unrealized gains
 (losses) included in net income (loss)
 (1), (2)...............................           (40)             45           --           --           --
Total realized/unrealized gains
 (losses) included in AOCI..............          (745)              8           --           (1)          --
Purchases (3)...........................         2,369           1,247           --           --            2
Sales (3)...............................        (1,211)         (1,239)          --           (2)          --
Issuances (3)...........................            --              --           --           --           --
Settlements (3).........................            --              --           --           --           --
Transfers into Level 3 (4)..............           162             332           --           10           --
Transfers out of Level 3 (4)............          (473)           (258)          --           --           (1)
                                         -------------    ------------    ---------    ---------     --------
Balance, December 31, 2021.............. $      14,935    $      4,600    $      --    $      12     $      2
                                         =============    ============    =========    =========     ========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2019: (5).............................. $         (34)   $         42    $      --    $      --     $     --
                                         =============    ============    =========    =========     ========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2020: (5).............................. $         (53)   $         52    $      --    $      --     $     --
                                         =============    ============    =========    =========     ========
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at
 December 31, 2021 (5).................. $          (7)   $         41    $      --    $      --     $     --
                                         =============    ============    =========    =========     ========
Changes in unrealized gains (losses)
 included in AOCI for the instruments
 still held at December 31, 2020: (5)... $         963    $         22    $      --    $      --     $     --
                                         =============    ============    =========    =========     ========
Changes in unrealized gains (losses)
 included in AOCI for the instruments
 still held at December 31, 2021: (5)... $        (731)   $         10    $      --    $      (1)    $     --
                                         =============    ============    =========    =========     ========
Gains (Losses) Data for the year ended
 December 31, 2019
Total realized/unrealized gains
 (losses) included in net income (loss)
 (1), (2)............................... $         (41)   $         43    $      --    $      --     $     --
Total realized/unrealized gains
 (losses) included in AOCI.............. $         564    $         30    $      --    $      --     $     --

                                    MLIC-98

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

                                                        Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                        --------------------------------------------------------------------
                                                        Residential
                                                         Mortgage        Other          Net        Net Embedded     Separate
                                                        Loans - FVO   Investments Derivatives (7) Derivatives (8) Accounts (9)
                                                        -----------   ----------- --------------- --------------- ------------
                                                                                    (In millions)
Balance, January 1, 2020............................... $      188    $      799     $     (72)    $      (1,325) $        915
Total realized/unrealized gains (losses) included in
 net income (loss) (1), (2)............................          9            73           176              (557)           --
Total realized/unrealized gains (losses) included in
 AOCI..................................................         --            --           772                --            --
Purchases (3)..........................................         --            33             4                --           184
Sales (3)..............................................        (13)         (147)           --                --          (153)
Issuances (3)..........................................         --            --            (2)               --            (4)
Settlements (3)........................................        (19)           --          (426)             (179)            1
Transfers into Level 3 (4).............................         --            --            --                --             1
Transfers out of Level 3 (4)...........................         --          (193)           --                --            (5)
                                                        ----------    ----------     ---------     -------------  ------------
Balance, December 31, 2020.............................        165           565           452            (2,061)          939
Total realized/unrealized gains (losses) included in
 net income (loss) (1), (2)............................         (5)          183           (69)              733             8
Total realized/unrealized gains (losses) included in
 AOCI..................................................         --            --          (352)               --            --
Purchases (3)..........................................         --           139            28                --         1,044
Sales (3)..............................................        (11)          (38)           --                --           (44)
Issuances (3)..........................................         --            --           (13)               --            (2)
Settlements (3)........................................        (22)           --            38              (171)            6
Transfers into Level 3 (4).............................         --            74             1                --            10
Transfers out of Level 3 (4)...........................         --           (29)            1                --            (3)
                                                        ----------    ----------     ---------     -------------  ------------
Balance, December 31, 2021............................. $      127    $      894     $      86     $      (1,499) $      1,958
                                                        ==========    ==========     =========     =============  ============
Changes in unrealized gains (losses) included in net
 income (loss) for the instruments still held at
 December 31, 2019: (5)................................ $      (14)   $       86     $     (44)    $        (422) $         --
                                                        ==========    ==========     =========     =============  ============
Changes in unrealized gains (losses) included in net
 income (loss) for the instruments still held at
 December 31, 2020: (5)................................ $        3    $       67     $     (76)    $        (565) $         --
                                                        ==========    ==========     =========     =============  ============
Changes in unrealized gains (losses) included in net
 income (loss) for the instruments still held at
 December 31, 2021: (5)................................ $      (10)   $      170     $      (7)    $         735  $         --
                                                        ==========    ==========     =========     =============  ============
Changes in unrealized gains (losses) included in AOCI
 for the instruments still held at December 31, 2020:
 (5)................................................... $       --    $       --     $     579     $          --  $         --
                                                        ==========    ==========     =========     =============  ============
Changes in unrealized gains (losses) included in AOCI
 for the instruments still held at December 31, 2021:
 (5)................................................... $       --    $       --     $    (128)    $          --  $         --
                                                        ==========    ==========     =========     =============  ============
Gains (Losses) Data for the year ended December 31,
 2019
Total realized/unrealized gains (losses) included in
 net income (loss) (1), (2)............................ $        7    $       94     $     (36)    $        (429) $          7
Total realized/unrealized gains (losses) included in
 AOCI.................................................. $       --    $       --     $     161     $          --  $         --
--------
(1) Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses), while changes in estimated fair value of residential mortgage loans -- FVO are included in net investment income. Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(2) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3) Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4) Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5) Changes in unrealized gains (losses) included in net income (loss) and included in AOCI relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains
    (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

                                    MLIC-99

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

(6) Comprised of U.S. and foreign corporate securities.

(7) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(8) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(9) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net income (loss). Separate account assets and liabilities are presented net for the purposes of the rollforward.

  Fair Value Option

    The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis. The following table presents information for residential mortgage loans which are accounted for under the FVO and were initially measured at fair value.

                                                                                                        December 31,
                                                                                                   ----------------------
                                                                                                      2021        2020
                                                                                                   ----------  ----------
                                                                                                        (In millions)
Unpaid principal balance.......................................................................... $      130  $      172
Difference between estimated fair value and unpaid principal balance..............................         (3)         (7)
                                                                                                   ----------  ----------
Carrying value at estimated fair value............................................................ $      127  $      165
                                                                                                   ==========  ==========
Loans in nonaccrual status........................................................................ $       32  $       45
Loans more than 90 days past due.................................................................. $       14  $       27
Loans in nonaccrual status or more than 90 days past due, or both -- difference between aggregate
 estimated fair value and unpaid principal balance................................................ $       (7) $      (13)

Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment), using significant unobservable inputs (Level 3).

                              At December 31,                 For the Years Ended December 31,
                             -------------------------------- --------------------------------
                               2021             2020            2021        2020       2019
                                 --------        --------     ---------  ----------  --------
                             Carrying Value After Measurement        Gains (Losses)
                             -------------------------------- --------------------------------
                                              (In millions)
    Mortgage loans, net (1). $    266         $    320        $    (91)  $    (110)  $    (2)
--------
(1)Estimated fair values for impaired mortgage loans are based on estimated fair value of the underlying collateral.

Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three-level hierarchy table disclosed in the "-- Recurring Fair Value
Measurements" section. The Company believes that due to the short-term nature of these excluded assets, which are primarily classified in Level 2, the estimated fair value approximates carrying value. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

                                   MLIC-100

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Fair Value (continued)

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                            December 31, 2021
                                             ------------------------------------------------
                                                          Fair Value Hierarchy
                                                       ---------------------------
                                                                                     Total
                                             Carrying                              Estimated
                                              Value    Level 1  Level 2   Level 3  Fair Value
                                             --------- ------- --------- --------- ----------
                                                              (In millions)
Assets
Mortgage loans (1).......................... $  60,092 $    -- $      -- $  63,094 $  63,094
Policy loans................................ $   5,816 $    -- $      -- $   6,710 $   6,710
Other invested assets....................... $   2,230 $    -- $   1,932 $     356 $   2,288
Premiums, reinsurance and other receivables. $  12,101 $    -- $     156 $  12,375 $  12,531
Liabilities
Policyholder account balances............... $  76,387 $    -- $      -- $  79,182 $  79,182
Long-term debt.............................. $   1,659 $    -- $   2,000 $      -- $   2,000
Other liabilities........................... $  12,357 $    -- $     159 $  12,412 $  12,571
Separate account liabilities................ $  54,254 $    -- $  54,254 $      -- $  54,254

                                                            December 31, 2020
                                             ------------------------------------------------
                                                          Fair Value Hierarchy
                                                       ---------------------------
                                                                                     Total
                                             Carrying                              Estimated
                                              Value    Level 1  Level 2   Level 3  Fair Value
                                             --------- ------- --------- --------- ----------
                                                              (In millions)
Assets
Mortgage loans (1).......................... $  66,240 $    -- $      -- $  70,391 $  70,391
Policy loans................................ $   5,973 $    -- $      -- $   7,148 $   7,148
Other invested assets....................... $   2,849 $    -- $   2,586 $     167 $   2,753
Premiums, reinsurance and other receivables. $  13,173 $    -- $     363 $  13,274 $  13,637
Liabilities
Policyholder account balances............... $  78,059 $    -- $      -- $  82,982 $  82,982
Long-term debt.............................. $   1,615 $    -- $   2,018 $      -- $   2,018
Other liabilities........................... $  12,595 $    -- $     134 $  12,778 $  12,912
Separate account liabilities................ $  59,103 $    -- $  59,103 $      -- $  59,103
--------
(1) Includes mortgage loans measured at estimated fair value on a nonrecurring basis and excludes mortgage loans measured at estimated fair value on a recurring basis.

10. Leases

  The Company, as lessee, has entered into various lease and sublease agreements primarily for office space. The Company has operating leases with remaining lease terms of less than one year to 9 years. The remaining lease terms for the subleases are less than one year to 9 years.

ROU Assets and Lease Liabilities

   ROU assets and lease liabilities for operating leases were:

                                     December 31, December 31,
                                         2021         2020
                                     ------------ ------------
                                           (In millions)
                  ROU assets........    $  601       $  718
                  Lease liabilities.    $  701       $  795

                                   MLIC-101

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Leases (continued)

Lease Costs

   The components of operating lease costs were as follows:

                                       For the Years Ended December 31,
                                       -------------------------------
                                        2021       2020       2019
                                        ------     ------     ------
                                            (In millions)
                 Operating lease cost. $  120     $  117     $  109
                 Variable lease cost..     14         15         20
                 Sublease income......    (91)       (89)       (80)
                                        ------     ------     ------
                  Net lease cost...... $   43     $   43     $   49
                                        ======     ======     ======

Other Information

   Supplemental other information related to operating leases was as follows:

                                                                                       December 31, December 31,
                                                                                           2021         2020
                                                                                       ------------ ------------
                                                                                         (Dollars in millions)
Cash paid for amounts included in the measurement of lease liability - operating cash
  flows...............................................................................   $    122     $    125
ROU assets obtained in exchange for new lease liabilities.............................   $      4     $     --
Weighted-average remaining lease term.................................................    7 years      8 years
Weighted-average discount rate........................................................        4.0%         4.0%

Maturities of Lease Liabilities

   Maturities of operating lease liabilities were as follows:

                                                 December 31, 2021
                                                 -----------------
                                                   (In millions)
              2022..............................      $  126
              2023..............................         117
              2024..............................         108
              2025..............................         108
              2026..............................         103
              Thereafter........................         253
                                                      ------
               Total undiscounted cash flows....         815
              Less: interest....................         114
                                                      ------
               Present value of lease liability.      $  701
                                                      ======

  See Note 7 for information about the Company's investments in leased real estate and leveraged and direct financing leases.

                                   MLIC-102

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Long-term and Short-term Debt

   Long-term and short-term debt outstanding, excluding debt relating to consolidated securitization entities, was as follows:

                                                                                     December 31,
                                                           -----------------------------------------------------------------

                      Interest Rates (1)                                 2021                             2020
                    ---------------------                  -------------------------------- --------------------------------

                                                                     Unamortized                      Unamortized
                                    Weighted                Face     Discount and  Carrying  Face     Discount and  Carrying
                        Range       Average   Maturity      Value   Issuance Costs  Value    Value   Issuance Costs  Value
                    -------------   -------- -----------   -------- -------------- -------- -------- -------------- --------
                                                                                     (In millions)
Surplus
 notes--affiliated. 7.38% -   7.38%   7.38%     2037       $    700     $   (8)    $    692 $    700     $   (8)    $    692
Surplus notes...... 7.80% -   7.88%   7.83%  2024 -   2025      400         (1)         399      400         (2)         398
Other notes (2).... 0.08% -   3.75%   2.48%  2022 -   2058      571         (3)         568      527         (3)         524
                                                           --------     ------     -------- --------     ------     --------
 Total long-term
  debt.............                                           1,671        (12)       1,659    1,627        (13)       1,614
                                                           --------     ------     -------- --------     ------     --------
Total short-term
 debt..............                                             100         --          100      120         --          120
                                                           --------     ------     -------- --------     ------     --------
  Total............                                        $  1,771     $  (12)    $  1,759 $  1,747     $  (13)    $  1,734
                                                           ========     ======     ======== ========     ======     ========
--------
(1)Range of interest rates and weighted average interest rates are for the year ended December 31, 2021.

(2)During 2021, a subsidiary of Metropolitan Life Insurance Company issued
   $35 million of long-term debt to MetLife, Inc.

  The aggregate maturities of long-term debt at December 31, 2021 for the next five years and thereafter are $82 million in 2022, $0 in 2023, $184 million in
2024, $250 million in 2025, $347 million in 2026 and $796 million thereafter.

  Unsecured senior debt which consists of senior notes and other notes rank highest in priority. Payments of interest and principal on Metropolitan Life
Insurance Company's surplus notes are subordinate to all other obligations and may be made only with the prior approval of the New York State Department of
Financial Services ("NYDFS").

Other Notes

  At December 31, 2021, MetLife Private Equity Holdings, LLC ("MPEH"), a
wholly-owned indirect investment subsidiary of Metropolitan Life Insurance
Company, was party to a credit agreement providing for $350 million of term loans and $75 million of a revolving loan (the "Credit Agreement"), which matures in September 2026. In March 2020, MPEH borrowed $75 million on a revolving loan under the Credit Agreement and repaid this loan in July 2020.
Simultaneously, in July 2020, MPEH borrowed $50 million on the term loan under the Credit Agreement. MPEH has pledged invested assets to secure the loans;
however, these loans are non-recourse to Metropolitan Life Insurance Company.

Short-term Debt

  Short-term debt with maturities of one year or less was as follows:

                                               December 31,
                                           --------------------
                                              2021        2020
                                           -----------  --------
                                           (Dollars in millions)
                Commercial paper.......... $       100  $    100
                Short-term borrowings (1).          --        20
                                           -----------  --------
                Total short-term debt..... $       100  $    120
                                           ===========  ========
                Average daily balance..... $       105  $    125
                Average days outstanding..    104 days   73 days
--------
(1) Represents short-term debt related to repurchase agreements, secured by assets consolidated by the Company.

   For the years ended December 31, 2021, 2020 and 2019, the weighted average interest rate on short-term debt was 0.23%, 1.51% and 2.74%, respectively.

                                   MLIC-103

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Long-term and Short-term Debt (continued)

Interest Expense

     Interest expense included in other expenses was $96 million, $99 million and $105 million for the years ended December 31, 2021, 2020 and 2019, respectively. These amounts include $52 million of interest expense related to affiliated debt for each of the three years ended December 31, 2021, 2020 and 2019.

Credit Facility

     At December 31, 2021, MetLife, Inc. and MetLife Funding, Inc., a
  wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife
  Funding"), maintained a $3.0 billion unsecured revolving credit facility (the
  "Credit Facility"). When drawn upon, this facility bears interest at varying rates in accordance with the agreement.

     The Credit Facility is used for general corporate purposes, to support the borrowers' commercial paper programs and for the issuance of letters of credit. Total fees associated with the Credit Facility were $7 million for each of the years ended December 31, 2021, 2020 and 2019, respectively, and were included in other expenses.

     Information on the Credit Facility at December 31, 2021 was as follows:

                                            Letters of Credit
                                 Maximum       Used by the      Letters of Credit                Unused
Borrower(s)    Expiration        Capacity      Company (1)    Used by Affiliates (1) Drawdowns Commitments
----------- ------------------ ------------ ----------------- ---------------------- --------- -----------
                                                              (In millions)

  MetLife,
  Inc.
  and
  MetLife
  Funding,
  Inc...... February 2026 (2)  $      3,000    $      412           $      47         $    --  $    2,541
--------
(1) MetLife, Inc. and MetLife Funding are severally liable for their respective obligations under the Credit Facility. MetLife Funding was not an applicant under letters of credit outstanding as of December 31, 2021 and is not responsible for any reimbursement obligations under such letters of credit.

(2) In February 2021, the Credit Facility was amended and restated to, among other things, extend the maturity date. The Company incurred costs of
    $3 million related to the Credit Facility, which were capitalized and included in other assets. These costs are being amortized over the remaining term of the Credit Facility. All borrowings under the amended and restated Credit Facility must be repaid by February 26, 2026, except that letters of credit outstanding upon termination may remain outstanding until
    February 26, 2027.

Debt and Facility Covenants

  Certain of the Company's debt instruments and the Credit Facility contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all applicable financial covenants at
December 31, 2021.

12. Equity

Statutory Equity and Income

  Metropolitan Life Insurance Company prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the NYDFS. The National Association of Insurance Commissioners
("NAIC") has adopted the Codification of Statutory Accounting
Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments.
However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the NYDFS may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company.

  New York, the state of domicile of Metropolitan Life Insurance Company, imposes risk-based capital ("RBC") requirements that were developed by the
NAIC. Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC"), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("CAL RBC"). The CAL RBC ratios for Metropolitan Life Insurance Company were in excess of 360% and in excess of
350% at December 31, 2021 and 2020, respectively.

                                   MLIC-104

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

  Metropolitan Life Insurance Company's ancillary foreign insurance operations are regulated by applicable authorities of the jurisdictions in which each entity operates and are subject to minimum capital and solvency requirements in those jurisdictions before corrective action commences. The aggregate required capital and surplus of Metropolitan Life Insurance Company's foreign insurance operations was $430 million and the aggregate actual regulatory capital and surplus of such operations was $722 million as of the date of the most recent required capital adequacy calculation for each jurisdiction. The Company's foreign insurance operations exceeded the minimum capital and solvency requirements as of the date of the most recent fiscal year-end capital adequacy calculation for each jurisdiction.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by Metropolitan Life Insurance Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

  New York has adopted certain prescribed accounting practices, primarily consisting of the continuous Commissioners' Annuity Reserve Valuation Method, which impacts deferred annuities, and the New York Special Considerations
Letter, which mandates certain assumptions in asset adequacy testing. The collective impact of these prescribed accounting practices decreased the statutory capital and surplus of Metropolitan Life Insurance Company by
$1.2 billion and $1.6 billion at December 31, 2021 and 2020, respectively, compared to what capital and surplus would have been had it been measured under
NAIC guidance.

   Statutory net income (loss) of Metropolitan Life Insurance Company, a New
York domiciled insurer, was $3.5 billion, $3.4 billion and $3.9 billion at
December 31, 2021, 2020 and 2019, respectively. Statutory capital and surplus was $11.8 billion and $11.3 billion at December 31, 2021 and 2020, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the NYDFS.

Dividend Restrictions

  Under the New York State Insurance Law, Metropolitan Life Insurance Company
is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. in any calendar year based on either of two standards. Under one standard, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive unassigned funds (surplus), excluding
85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard,
Metropolitan Life Insurance Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, Metropolitan Life Insurance Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the
"Superintendent") and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing.
Under the New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholder.

  Metropolitan Life Insurance Company paid $3.4 billion and $2.8 billion in dividends to MetLife, Inc. for the years ended December 31, 2021 and 2020, respectively, including amounts where regulatory approval was obtained as required. Under New

                                   MLIC-105

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

York State Insurance Law, Metropolitan Life Insurance Company has calculated that it may pay approximately $3.5 billion to MetLife, Inc. without prior regulatory approval by the end of 2022.

Accumulated Other Comprehensive Income (Loss)

  Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company was as follows:

                           Unrealized                        Foreign     Defined
                        Investment Gains     Unrealized     Currency     Benefit
                        (Losses), Net of   Gains (Losses)  Translation    Plans
                       Related Offsets (1) on Derivatives   Adjustments Adjustment     Total
                      -------------------- -------------- ------------- ----------  -----------
                                                    (In millions)
Balance at
 December 31, 2018...      $    2,515        $    1,382     $     (74)   $    (261)  $    3,562
OCI before
 reclassifications...           7,993               516           (32)        (167)       8,310
Deferred income
 tax benefit
 (expense)...........          (1,678)             (109)            9           35       (1,743)
                          -----------       -----------    ----------   ----------  -----------
 AOCI before
   reclassifications,
   net of income
   tax...............           8,830             1,789           (97)        (393)      10,129
Amounts
 reclassified from
 AOCI................              60              (237)           --           24         (153)
Deferred income
 tax benefit
 (expense)...........             (13)               50            --           (5)          32
                          -----------       -----------    ----------   ----------  -----------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....              47              (187)           --           19         (121)
                          -----------       -----------    ----------   ----------  -----------
Cumulative effects
 of changes in
 accounting
 principles..........              (1)               22            --           --           21
Deferred income
 tax benefit
 (expense),
 cumulative
 effects of
 changes in
 accounting
 principles..........              --                (4)           --           --           (4)
                          -----------       -----------    ----------   ----------  -----------
 Cumulative
   effects of
   changes in
   accounting
   principles, net
   of income tax.....              (1)               18            --           --           17
                          -----------       -----------    ----------   ----------  -----------
Balance at
 December 31, 2019...           8,876             1,620           (97)        (374)      10,025
OCI before
 reclassifications...           1,852             1,144            54         (145)       2,905
Deferred income
 tax benefit
 (expense)...........            (391)             (240)          (10)          30         (611)
                          -----------       -----------    ----------   ----------  -----------
 AOCI before
   reclassifications,
   net of income
   tax...............          10,337             2,524           (53)        (489)      12,319
Amounts
 reclassified from
 AOCI................              59              (928)           --           37         (832)
Deferred income
 tax benefit
 (expense)...........             (12)              195            --           (8)         175
                          -----------       -----------    ----------   ----------  -----------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....              47              (733)           --           29         (657)
                          -----------       -----------    ----------   ----------  -----------
Balance at
 December 31, 2020...          10,384             1,791           (53)        (460)      11,662
OCI before
 reclassifications...          (2,564)               30             9           44       (2,481)
Deferred income
 tax benefit
 (expense)...........             586                (8)           (1)          (9)         568
                          -----------       -----------    ----------   ----------  -----------
 AOCI before
   reclassifications,
   net of income
   tax...............           8,406             1,813           (45)        (425)       9,749
Amounts
 reclassified from
 AOCI................             102                81            --           38          221
Deferred income
 tax benefit
 (expense)...........             (23)              (22)           --           (8)         (53)
                          -----------       -----------    ----------   ----------  -----------
 Amounts
   reclassified
   from AOCI, net
   of income tax.....              79                59            --           30          168
                          -----------       -----------    ----------   ----------  -----------
Balance at
 December 31, 2021...      $    8,485        $    1,872     $    (45)    $    (395)  $    9,917
                          ===========       ===========    ==========   ==========  ===========
--------
(1)See Note 7 for information on offsets to investments related to policyholder liabilities, DAC, VOBA and DSI.

                                   MLIC-106

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)

   Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                                                            Consolidated Statements of
                                                         Years Ended December 31,              Operations Locations
-                                                  -----------------------------------     ------------------------------
                                                       2021         2020         2019
                                                   -----------   ----------   ----------
AOCI Components                                       Amounts Reclassified from AOCI
---------------                                    -----------------------------------
                                                              (In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)..........  $      (67)   $     (30)   $      17   Net investment gains (losses)
Net unrealized investment gains (losses)..........         (13)         (18)         (16)  Net investment income
Net unrealized investment gains (losses)..........         (22)         (11)         (61)  Net derivative gains (losses)
                                                   -----------   ----------   ----------
 Net unrealized investment gains (losses), before
   income tax.....................................        (102)         (59)         (60)
Income tax (expense) benefit......................          23           12           13
                                                   -----------   ----------   ----------
 Net unrealized investment gains (losses), net of
   income tax.....................................         (79)         (47)         (47)
                                                   -----------   ----------   ----------
Unrealized gains (losses) on derivatives - cash
 flow hedges:
Interest rate derivatives.........................          57           36           23   Net investment income
Interest rate derivatives.........................          87          121            4   Net investment gains (losses)
Foreign currency exchange rate derivatives........           4            3           (3)  Net investment income
Foreign currency exchange rate derivatives........        (229)         768          212   Net investment gains (losses)
Credit derivatives................................          --           --            1   Net investment income
                                                   -----------   ----------   ----------
 Gains (losses) on cash flow hedges, before
   income tax.....................................         (81)         928          237
Income tax (expense) benefit......................          22         (195)         (50)
                                                   -----------   ----------   ----------
 Gains (losses) on cash flow hedges, net of
   income tax.....................................         (59)         733          187
                                                   -----------   ----------   ----------
Defined benefit plans adjustment: (1)
Amortization of net actuarial gains (losses)......         (43)         (39)         (27)
Amortization of prior service (costs) credit......           5            2            3
                                                   -----------   ----------   ----------
 Amortization of defined benefit plan items,
   before income tax..............................         (38)         (37)         (24)
Income tax (expense) benefit......................           8            8            5
                                                   -----------   ----------   ----------
 Amortization of defined benefit plan items, net
   of income tax..................................         (30)         (29)         (19)
                                                   -----------   ----------   ----------
 Total reclassifications, net of income tax.......  $     (168)   $     657    $     121
                                                   ===========   ==========   ==========
--------
(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 14.

                                   MLIC-107

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Other Revenues and Other Expenses

Other Revenues

   Information on other revenues, which primarily includes fees related to service contracts from customers, was as follows:

                                                       Years Ended December 31,
                                                      --------------------------
                                                        2021     2020     2019
                                                      -------- -------- --------
                                                            (In millions)
Prepaid legal plans.................................. $    395 $    371 $    329
Recordkeeping and administrative services (1)........      211      194      204
Administrative services-only contracts...............      219      218      210
Other revenue from service contracts from customers..       35       36       39
                                                      -------- -------- --------
Total revenues from service contracts from customers.      860      819      782
Other (2)............................................      756      842      791
                                                      -------- -------- --------
  Total other revenues............................... $  1,616 $  1,661 $  1,573
                                                      ======== ======== ========
--------
(1)Related to products and businesses no longer actively marketed by the
   Company.

(2)Primarily includes reinsurance ceded. See Note 5.

Other Expenses

  Information on other expenses was as follows:

                                                            Years Ended December 31,
                                                          ----------------------------
                                                            2021      2020      2019
                                                          --------  --------  --------
                                                                  (In millions)
General and administrative expenses (1).................. $  2,331  $  2,285  $  2,480
Pension, postretirement and postemployment benefit costs.      112        33       107
Premium taxes, other taxes, and licenses & fees..........      332       399       274
Commissions and other variable expenses..................    2,551     1,842     1,814
Capitalization of DAC....................................      (64)      (51)      (43)
Amortization of DAC and VOBA.............................      259       406       239
Interest expense on debt.................................       96        99       105
                                                          --------  --------  --------
  Total other expenses................................... $  5,617  $  5,013  $  4,976
                                                          ========  ========  ========
--------
(1)Includes ($113) million, ($104) million and ($165) million for the years ended December 31, 2021, 2020 and 2019, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.

Capitalization of DAC and Amortization of DAC and VOBA

  See Note 4 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 6 for a description of the DAC amortization impact associated with the closed block.

Expenses related to Debt

  See Note 11 for additional information on interest expense on debt, including affiliated interest expense.

Affiliated Expenses

  See Notes 5 and 17 for a discussion of affiliated expenses related to reinsurance and service agreement transactions, respectively, included in the table above.

                                   MLIC-108

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans

Pension Benefit Plans

   The Company sponsors a U.S. nonqualified defined benefit pension plan covering MetLife employees who meet specified eligibility requirements of the sponsor and its participating affiliates. Participating affiliates are allocated a proportionate share of net expense related to the plan. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits that are primarily based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as interest credits, determined annually based upon the annual rate of interest on 30-year
U.S. Treasury securities, for each account balance. In September 2018, the nonqualified defined benefit pension plan was amended, effective January 1,
2023, to provide benefit accruals for all active participants under the cash balance formula and to cease future accruals under the traditional formula. The pension plan sponsored by the Company provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate.

  Obligations and Funded Status

                                                                December 31,
                                                        ----------------------------
                                                             2021           2020
                                                        -------------  -------------
                                                                Pension Benefits
                                                        ----------------------------
                                                                (In millions)
Change in benefit obligations:
Benefit obligations at January 1,......................  $      1,343   $      1,210
Service costs..........................................            17             17
Interest costs.........................................            37             40
Net actuarial (gains) losses (1).......................           (42)           143
Settlements and curtailments...........................            (1)            --
Benefits paid..........................................           (80)           (67)
                                                        -------------  -------------
Benefit obligations at December 31,....................         1,274          1,343
                                                        -------------  -------------
Change in plan assets:
Estimated fair value of plan assets at January 1,......            --             --
Employer contributions.................................            80             67
Benefits paid..........................................           (80)           (67)
                                                        -------------  -------------
Estimated fair value of plan assets at December 31,....            --             --
                                                        -------------  -------------
Over (under) funded status at December 31,.............  $     (1,274)  $     (1,343)
                                                        =============  =============
Amounts recognized on the consolidated balance sheets:
Other liabilities......................................  $     (1,274)  $     (1,343)
AOCI:..................................................
Net actuarial (gains) losses...........................  $        510   $        598
Prior service costs (credit)...........................            (9)           (14)
                                                        -------------  -------------
  AOCI, before income tax..............................  $        501   $        584
                                                        =============  =============
  Accumulated benefit obligation.......................  $      1,220   $      1,275
                                                        =============  =============
--------
(1)For the year ended December 31, 2021, significant sources of actuarial
   (gains) losses for pension benefits included the impact of changes to financial assumptions of ($47) million, and plan experience of $5 million.
   For the year ended December 31, 2020, significant sources of actuarial
   (gains) losses for pension benefits included the impact of changes to financial assumptions of $106 million, demographic assumptions of
   $5 million, and plan experience of $32 million.

                                   MLIC-109

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

  Information on pension plans with PBOs and/or accumulated benefit obligations
("ABO") in excess of plan assets was as follows at:

                                                  December 31,
                                           ---------------------------
                                            2021    2020   2021    2020
                                           ------  ------ ------  ------
                                            PBO Exceeds    ABO Exceeds
                                             Estimated    Estimated Fair
                                            Fair Value        Value
                                           of Plan Assets of Plan Assets
                                           -------------  -------------
                                                  (In millions)
          Projected benefit obligations... $1,274  $1,343 $1,274  $1,343
          Accumulated benefit obligations. $1,220  $1,275 $1,220  $1,275

  Net Periodic Benefit Costs

      The components of net periodic benefit costs and benefit obligations recognized in OCI were as follows for pension benefits:

                                                                           Years Ended December 31,
                                                                         -------------------------
                                                                         2021     2020     2019
                                                                         ----     ----     ----
                                                                           (In millions)
Net periodic benefit costs:
Service costs........................................................... $ 17     $ 17     $ 17
Interest costs..........................................................   37       40       46
Settlement and curtailment (gains) losses...............................   (3)      --       --
Amortization of net actuarial (gains) losses............................   43       39       27
Amortization of prior service costs (credit)............................   (2)      (2)      (3)
                                                                          ----     ----     ----
  Total net periodic benefit costs (credit).............................   92       94       87
                                                                          ----     ----     ----
Other changes in plan assets and benefit obligations recognized in OCI:
Net actuarial (gains) losses............................................  (42)     143      161
Prior service costs (credit)............................................   --       --        3
Settlement and curtailment (gains) losses...............................    1       --       --
Amortization of net actuarial (gains) losses............................  (43)     (39)     (27)
Amortization of prior service (costs) credit............................    2        2        3
                                                                          ----     ----     ----
  Total recognized in OCI...............................................  (82)     106      140
                                                                          ----     ----     ----
  Total recognized in net periodic benefit costs and OCI................ $ 10     $200     $227
                                                                          ====     ====     ====

  Assumptions

     Assumptions used in determining the benefit obligation for the plan were as follows:

                                                     Pension Benefits
                                                     ----------------
           December 31, 2021
           Weighted average discount rate...........      2.95%
           Weighted average interest crediting rate.      3.18%
           Rate of compensation increase............ 2.50%  -  8.00%
           December 31, 2020
           Weighted average discount rate...........      2.65%
           Weighted average interest crediting rate.      3.46%
           Rate of compensation increase............ 2.50%  -  8.00%

                                   MLIC-110

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)

     Assumptions used in determining the net periodic benefit cost for the plan were as follows:

                                                      Pension Benefits
                                                    ------------------
          Year Ended December 31, 2021
          Weighted average discount rate...........       3.01%
          Weighted average interest crediting rate.       3.24%
          Rate of compensation increase............  2.50%  -  8.00%
          Year Ended December 31, 2020
          Weighted average discount rate...........       3.30%
          Weighted average interest crediting rate.       3.38%
          Rate of compensation increase............  2.25%  -  8.50%
          Year Ended December 31, 2019
          Weighted average discount rate...........       4.35%
          Weighted average interest crediting rate.       4.01%
          Rate of compensation increase............  2.25%  -  8.50%

     The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the measurement date, which would provide the necessary future cash flows to pay the aggregate PBO when due.

     The weighted average interest crediting rate is determined annually based on the plan selected rate, long-term financial forecasts of that rate and the demographics of the plan participants.

  Expected Future Contributions and Benefit Payments

     Benefit payments due under the nonqualified pension plan are primarily funded from the Company's general assets as they become due under the provisions of the plan. The Company expects to make benefit payments of
  $80 million in 2022.

     Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                      Pension Benefits
                                    ------------------
                                      (In millions)
                         2022......       $   83
                         2023......       $   81
                         2024......       $   79
                         2025......       $   74
                         2026......       $   80
                         2027-2031.       $  407

Defined Contribution Plans

     The Company contributed to defined contribution plans $24 million,
  $23 million and $26 million for the years ended December 31, 2021, 2020 and
  2019, respectively.

                                   MLIC-111

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax

   The provision for income tax was as follows:

                                                  Years Ended December 31,
                                                  -----------------------
                                                    2021    2020     2019
                                                  ------  ------  -------
                                                       (In millions)
     Current:
     U.S. federal................................ $  (89) $  527  $   280
     U.S. state and local........................      5       3        1
     Non-U.S.....................................     43      (2)      26
                                                  ------  ------  -------
      Subtotal...................................    (41)    528      307
                                                  ------  ------  -------
     Deferred:
     U.S. federal................................    577     (18)    (148)
     Non-U.S.....................................     (6)     24      (11)
                                                  ------  ------  -------
      Subtotal...................................    571       6     (159)
                                                  ------  ------  -------
      Provision for income tax expense (benefit). $  530  $  534  $   148
                                                  ======  ======  =======

  The Company's income (loss) before income tax expense (benefit) was as follows:

                                    Years Ended December 31,
                                   --------------------------
                                      2021     2020     2019
                                   -------- -------- --------
                                         (In millions)
                   Income (loss):
                   U.S............ $  4,143 $  3,984 $  3,454
                   Non-U.S........      105       94      106
                                   -------- -------- --------
                    Total......... $  4,248 $  4,078 $  3,560
                                   ======== ======== ========

   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                   Years Ended December 31,
                                                   ----------------------
                                                    2021     2020    2019
                                                   ------   ------  ------
                                                        (In millions)
      Tax provision at U.S. statutory rate........  $ 892    $ 856   $ 748
      Tax effect of:
      Dividend received deduction.................    (39)     (32)    (36)
      Tax-exempt income...........................    (27)     (26)    (40)
      Prior year tax (1)..........................    (13)      22    (173)
      Low income housing tax credits..............   (178)    (202)   (254)
      Other tax credits...........................    (38)     (37)    (43)
      Foreign tax rate differential...............     (7)     (13)     (7)
      Change in valuation allowance...............     --       (1)     (7)
      U.S. Tax Reform impact (2)..................     --       --      (6)
      Other, net (3)..............................    (60)     (33)    (34)
                                                   ------   ------  ------
       Provision for income tax expense (benefit).  $ 530    $ 534   $ 148
                                                   ======   ======  ======
--------
(1)As discussed further below, prior year tax includes a non-cash benefit related to an uncertain tax position of $158 million for the year ended
   December 31, 2019.

                                   MLIC-112

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

(2)For the year ended December 31, 2019, U.S. Tax Reform impact includes a $6 million tax benefit related to the effect of sequestration on the alternative minimum tax credit.

(3)For the year ended December 31, 2021, other primarily includes a tax benefit of $53 million related to a non-cash transfer of assets from a wholly-owned
   United Kingdom ("U.K.") subsidiary to Metropolitan Life Insurance Company.

  Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                        December 31,
                                                      ----------------
                                                        2021     2020
                                                      -------  -------
                                                        (In millions)
        Deferred income tax assets:
        Policyholder liabilities and receivables..... $ 1,622  $ 1,475
        Net operating loss carryforwards (1).........      75       80
        Employee benefits............................     535      540
        Tax credit carryforwards (2).................     741      876
        Litigation-related and government mandated...      84       96
        Other........................................     118      379
                                                      -------  -------
          Total gross deferred income tax assets.....   3,175    3,446
        Less: Valuation allowance....................      74       79
                                                      -------  -------
          Total net deferred income tax assets.......   3,101    3,367
                                                      -------  -------
        Deferred income tax liabilities:
        Investments, including derivatives...........   2,147    1,738
        Intangibles..................................      28       32
        DAC..........................................     317      400
        Net unrealized investment gains..............   2,645    3,177
                                                      -------  -------
          Total deferred income tax liabilities......   5,137    5,347
                                                      -------  -------
          Net deferred income tax asset (liability).. $(2,036) $(1,980)
                                                      =======  =======
--------
(1) The Company has recorded a deferred tax asset of $75 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2021. U.S. state net operating loss carryforwards will expire between 2022 and 2041, whereas others have an unlimited carryforward period.

(2) Tax credit carryforwards for the year ended December 31, 2021 primarily reflect general business credits expiring between 2038 and 2041 and are reduced by $43 million related to unrecognized tax benefits.

  The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to
(from) MetLife, Inc. included ($120) million and $183 million at
December 31, 2021 and 2020, respectively.

  The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions, as well as non-U.S. jurisdictions.
The Company is under continuous examination by the Internal Revenue Service
("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2014.

  In 2021, the Company filed amended Federal income tax returns with the IRS for MetLife, Inc. and subsidiaries for tax years 2010 through 2013. In 2021, the IRS reviewed and acknowledged acceptance of the 2010 through 2013 amended
Federal income tax returns and closed the years to further audit.

                                   MLIC-113

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

   The Company filed refund claims in 2017 with the IRS for 2000 through 2002 to recover tax and interest predominantly related to the disallowance of certain foreign tax credits for which the Company received a statutory notice of deficiency in 2015 and paid the tax thereon. The disallowed foreign tax credits relate to certain non-U.S. investments held by MLIC in support of its life insurance business through a U.K. investment subsidiary that was structured as a joint venture until early 2009. In 2020, the Company received refunds from these claims filed in 2017, and as a result, the Company recorded a $28 million interest benefit ($22 million, net of tax) included in other expenses.

   For tax years 2000 through 2002 and tax years 2007 through 2009, the Company entered into binding agreements with the IRS in 2019 under which all remaining issues regarding the foreign tax credit matter noted above were resolved.
Accordingly, in 2019, the Company recorded a non-cash benefit to net income of
$226 million, net of tax, comprised of a $158 million tax benefit recorded in provision for income tax expense (benefit) and a $86 million interest benefit
($68 million, net of tax) included in other expenses.

   The Company's overall liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, U.S. federal tax legislation and regulation could impact unrecognized tax benefits. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                                Years Ended December 31,
                                                                                -----------------------
                                                                                 2021    2020    2019
                                                                                -----    ----   ------
                                                                                   (In millions)
Balance at January 1,..........................................................  $ 35     $33    $ 442
Additions for tax positions of prior years.....................................    --       1       --
Reductions for tax positions of prior years (1)................................   (14)     --     (158)
Additions for tax positions of current year....................................     2       1        3
Settlements with tax authorities (2)...........................................    --      --     (254)
                                                                                -----    ----   ------
Balance at December 31,........................................................  $ 23     $35    $  33
                                                                                =====    ====   ======
Unrecognized tax benefits that, if recognized, would impact the effective rate.  $ 23     $35    $  33
                                                                                =====    ====   ======
--------
(1)The decreases in 2021 and 2019 are primarily related to non-cash benefits from tax audit settlements.

(2)The decrease in 2019 is primarily related to tax audit settlements, of which
   $251 million was reclassified to the current income tax payable account.

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses.

   Interest was as follows:

                                                                      Years Ended December 31,
                                                                      -----------------------
                                                                      2021    2020    2019
                                                                      ----    ----   ------
                                                                        (In millions)
Interest expense (benefit) recognized on the consolidated statements
  of operations (1).................................................. $(9)      $4    $(187)

                                   MLIC-114

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)

                                                                           December 31,
                                                                           ------------
                                                                           2021    2020
                                                                           ----    ----
                                                                           (In millions)
Interest included in other liabilities on the consolidated balance sheets.   $4     $13
--------
(1)The decrease in 2019 is primarily related to tax audit settlements, of which
   $68 million was recorded in other expenses and $119 million was reclassified to the current income tax payable account.

16. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

    The Company is a defendant in a large number of litigation matters.
  Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed below and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, mortgage lending bank, employer, investor, investment advisor, broker-dealer, and taxpayer.

    The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange
  Commission; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority, as well as from local and national regulators and government authorities in jurisdictions outside the United States where the Company conducts business. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company's compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.

    It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.
  Liabilities have been established for a number of the matters noted below. In certain circumstances where liabilities have been established there may be coverage under one or more corporate insurance policies, pursuant to which there may be an insurance recovery. Insurance recoveries are recognized as gains when any contingencies relating to the insurance claim have been resolved, which is the earlier of when the gains are realized or realizable.
  It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated at December 31, 2021. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position. Given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the
  Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Matters as to Which an Estimate Can Be Made

    For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For matters where a loss is believed to be reasonably possible, but not probable, the Company has not made an accrual.
  As of December 31, 2021, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $100 million.

  Matters as to Which an Estimate Cannot Be Made

    For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters

                                   MLIC-115

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

  have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the
  Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

   Asbestos-Related Claims

     Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing or selling asbestos-containing products, nor has
   Metropolitan Life Insurance Company issued liability or workers'
   compensation insurance to companies in the business of manufacturing or selling asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920s through approximately the 1950s and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life
   Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company.

     Metropolitan Life Insurance Company's defenses include that:
   (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs;
   (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance
   Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; and (iv) plaintiffs' exposure occurred after the dangers of asbestos were known. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

      The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                          December 31,
                                             --------------------------------------
                                                 2021         2020         2019
                                             ------------ ------------ ------------
                                             (In millions, except number of claims)
Asbestos personal injury claims at year end.       58,785       60,618       61,134
Number of new claims during the year........        2,824        2,496        3,187
Settlement payments during the year (1)..... $       53.0 $       52.9 $       49.4
-------------

(1) Settlement payments represent payments made by Metropolitan Life Insurance
    Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance
    Company's attorneys' fees and expenses.

      The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

                                   MLIC-116

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

      The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

      The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary, but management does not believe any such charges are likely to have a material effect on the Company's financial position.

      The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability covers pending claims, claims not yet asserted, and legal defense costs and is based on estimates and includes significant assumptions underlying its analysis.

      Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan
   Life Insurance Company has updated its recorded liability for asbestos-related claims to $372 million at December 31, 2021. The recorded liability was $425 million at December 31, 2020.

   Julian & McKinney v. Metropolitan Life Insurance Company (S.D.N.Y., filed
   February 9, 2017)

      Plaintiffs filed this putative class and collective action on behalf of themselves and all current and former long-term disability ("LTD") claims specialists between February 2011 and the present for alleged wage and hour violations under the Fair Labor Standards Act ("FLSA"), the New York Labor
   Law, and the Connecticut Minimum Wage Act. The suit alleges that
   Metropolitan Life Insurance Company improperly reclassified the plaintiffs and similarly situated LTD claims specialists from non-exempt to exempt from overtime pay in November 2013. As a result, they and members of the putative class were no longer eligible for overtime pay even though they allege they continued to work more than 40 hours per week. Plaintiffs seek unspecified compensatory and punitive damages, as well as other relief. The court denied the plaintiffs' motion to certify the class and the United States Circuit
   Court for the Second Circuit denied plaintiffs leave to appeal this ruling.
   The court granted Metropolitan Life Insurance Company's motion for summary judgment as to the lead plaintiff's FLSA claims and its motion to de-certify the class as a collective action. Plaintiffs' motion for interlocutory review of the de-certification ruling is still pending. The Company intends to defend this action vigorously.

   Total Asset Recovery Services, LLC. v. MetLife, Inc., et al. (Supreme Court
   of the State of New York, County of New York, filed December 27, 2017)

      Total Asset Recovery Services (the "Relator") brought an action under the qui tam provision of the New York False Claims Act (the "Act") on behalf of itself and the State of New York. The Relator originally filed this action under seal in 2010, and the complaint was unsealed on December 19, 2017. The
   Relator alleges that MetLife, Inc., Metropolitan Life Insurance Company, and several other insurance companies violated the Act by filing false unclaimed property reports with the State of New York from 1986 to 2017, to avoid having to escheat the proceeds of more than 25,000 life insurance policies, including policies for which the defendants escheated funds as part of their demutualizations in the late 1990s. The Relator seeks treble damages and other relief. The Appellate Division of the New York State Supreme Court,
   First Department, reversed the court's order granting MetLife, Inc. and
   Metropolitan Life Insurance Company's motion to dismiss and remanded the case to the trial court where the Relator has filed an amended complaint.
   The Company intends to defend the action vigorously.

                                   MLIC-117

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)

   Matters Related to Group Annuity Benefits

      In 2018, the Company announced that it identified a material weakness in its internal control over financial reporting related to the practices and procedures for estimating reserves for certain group annuity benefits.
   Several regulators have made inquiries into this issue and it is possible that other jurisdictions may pursue similar investigations or inquiries. The
   Company is also exposed to lawsuits and could be exposed to additional legal actions relating to this issue. These may result in payments, including damages, fines, penalties, interest and other amounts assessed or awarded by courts or regulatory authorities under applicable escheat, tax, securities,
   Employee Retirement Income Security Act of 1974, or other laws or regulations. The Company could incur significant costs in connection with these actions.

Commitments

  Mortgage Loan Commitments

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3.1 billion and $2.4 billion at December 31, 2021 and 2020, respectively.

  Commitments to Fund Partnership Investments, Bank Credit Facilities, Bridge
  Loans and Private Corporate Bond Investments

     The Company commits to fund partnership investments and to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $4.5 billion and
  $4.3 billion at December 31, 2021 and 2020, respectively.

Guarantees

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $289 million, with a cumulative maximum of
$405 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.
Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   The Company's recorded liabilities were $2 million and $3 million at
December 31, 2021 and 2020, respectively, for indemnities, guarantees and commitments.

17. Related Party Transactions

Service Agreements

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably

                                   MLIC-118

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Related Party Transactions (continued)

the actual cost incurred by the Company and/or its affiliates. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.5 billion, $2.4 billion and $2.9 billion for the years ended
December 31, 2021, 2020 and 2019, respectively. Total revenues received from affiliates related to these agreements were $40 million, $40 million and
$29 million for the years ended December 31, 2021, 2020 and 2019, respectively.

   The Company had net payables to affiliates, related to the items discussed above, of $143 million and $198 million at December 31, 2021 and 2020, respectively.

   See Notes 1, 5, 7, 11 and 12 for additional information on related party transactions.

                                   MLIC-119

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule I

                    Consolidated Summary of Investments --
                   Other Than Investments in Related Parties
                               December 31, 2021

                                 (In millions)

                                                                           Estimated         Amount at
                                                     Cost or               Fair              Which Shown on
Types of Investments                              Amortized Cost (1)       Value           Balance Sheet
--------------------                          ---------------------- ------------------ --------------------
Fixed maturity securities AFS:
Bonds:
U.S. government and agency...................  $             26,782  $           31,222 $             31,222
Public utilities.............................                 6,104               7,279                7,279
Municipals...................................                 6,884               8,728                8,728
Foreign government...........................                 4,330               4,946                4,946
All other corporate bonds....................                72,005              80,002               80,002
                                              ---------------------- ------------------ --------------------
  Total bonds................................               116,105             132,177              132,177
Mortgage-backed and asset-backed securities..                41,555              42,902               42,902
Redeemable preferred stock...................                   694                 806                  806
                                              ---------------------- ------------------ --------------------
  Total fixed maturity securities AFS........               158,354             175,885              175,885
Mortgage loans...............................                60,755                                   60,219
Policy loans.................................                 5,816                                    5,816
Real estate and real estate joint ventures...                 7,692                                    7,692
Real estate acquired in satisfaction of debt.                   181                                      181
Other limited partnership interests..........                 8,754                                    8,754
Short-term investments.......................                 4,889                                    4,866
Other invested assets........................                19,860                                   19,860
                                              ----------------------                    --------------------
  Total investments..........................  $            266,301                     $            283,273
                                              ======================                    ====================
--------
(1) Amortized cost for fixed maturity securities AFS, mortgage loans, policy loans and short-term investments represents original cost reduced by repayments and adjusted for amortization of premium or accretion of discount; for real estate, cost represents original cost reduced by impairments and depreciation; for real estate joint ventures and other limited partnership interests, cost represents original cost reduced for impairments or original cost adjusted for equity in earnings and distributions.

                                   MLIC-120

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
               Consolidated Supplementary Insurance Information
                          December 31, 2021 and 2020

                                 (In millions)

                            Future Policy Benefits,
                             Other Policy-Related
                     DAC         Balances and       Policyholder  Policyholder
                     and     Policyholder Dividend    Account      Dividends       Unearned        Unearned
Segment              VOBA         Obligation          Balances      Payable    Premiums (1), (2)  Revenue (1)
------------------ -------- ----------------------- ------------  ------------ ----------------- ------------
2021
U.S............... $    401        $         72,530    $  72,933      $     --      $        304         $ 21
MetLife Holdings..    2,191                  69,367       21,306           312               154          158
Corporate & Other.        6                     153          220            --                --           --
                   -------- ----------------------- ------------  ------------ ----------------- ------------
  Total........... $  2,598        $        142,050    $  94,459      $    312      $        458         $179
                   ======== ======================= ============  ============ ================= ============
2020
U.S............... $    398        $         73,274    $  74,283      $     --      $        171         $ 23
MetLife Holdings..    2,251                  70,845       22,383           397               150          157
Corporate & Other.       --                     201          (31)           --                --           --
                   -------- ----------------------- ------------  ------------ ----------------- ------------
  Total........... $  2,649        $        144,320    $  96,635      $    397      $        321         $180
                   ======== ======================= ============  ============ ================= ============
--------
(1) Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.

(2) Includes premiums received in advance.

                                   MLIC-121

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
        Consolidated Supplementary Insurance Information -- (continued)
             For the Years Ended December 31, 2021, 2020 and 2019

                                 (In millions)

                                                      Policyholder    Amortization of
                                                      Benefits and        DAC and
                      Premiums and                     Claims and          VOBA
                     Universal Life        Net      Interest Credited   Charged to
                   and Investment-Type  Investment   to Policyholder       Other          Other
Segment            Product Policy Fees    Income     Account Balances    Expenses      Expenses (1)
------------------ ------------------- -----------  ----------------- --------------- -------------
2021
U.S...............     $        24,566 $     6,960     $       25,893    $         56    $    3,212
MetLife Holdings..               3,687       5,561              5,557             203         1,574
Corporate & Other.                  --         (35)                --              --         1,300
                   ------------------- -----------  ----------------- --------------- -------------
  Total...........     $        28,253 $    12,486     $       31,450    $        259    $    6,086
                   =================== ===========  ================= =============== =============
2020
U.S...............     $        18,822 $     6,053     $       19,424    $         56    $    3,042
MetLife Holdings..               3,914       4,355              5,897             350         1,707
Corporate & Other.                   1        (158)                --              --           759
                   ------------------- -----------  ----------------- --------------- -------------
  Total...........     $        22,737 $    10,250     $       25,321    $        406    $    5,508
                   =================== ===========  ================= =============== =============
2019
U.S...............     $        19,547 $     6,481     $       20,906    $         55    $    2,904
MetLife Holdings..               4,097       4,579              5,769             184         1,900
Corporate & Other.                   1         (87)                --              --           971
                   ------------------- -----------  ----------------- --------------- -------------
  Total...........     $        23,645 $    10,973     $       26,675    $        239    $    5,775
                   =================== ===========  ================= =============== =============
--------
(1) Includes other expenses and policyholder dividends, excluding amortization of DAC and VOBA charged to other expenses.

                                   MLIC-122

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule IV

                           Consolidated Reinsurance
                       December 31, 2021, 2020 and 2019

                             (Dollars in millions)

                                                                                   % Amount
                                                                                  Assumed
                              Gross Amount    Ceded       Assumed    Net Amount    to Net
                             ------------- ------------ ---------- ------------- ----------
2021
Life insurance in-force..... $   3,991,763 $    164,834 $  546,176 $   4,373,105      12.5%
                             ============= ============ ========== =============
Insurance premium
Life insurance (1).......... $      13,631 $        792 $    4,080 $      16,919      24.1%
Accident & health insurance.         9,377          146         41         9,272       0.4%
                             ------------- ------------ ---------- -------------
 Total insurance premium.... $      23,008 $        938 $    4,121 $      26,191      15.7%
                             ============= ============ ========== =============
2020
Life insurance in-force..... $   3,793,310 $    178,420 $  507,488 $   4,122,378      12.3%
                             ============= ============ ========== =============
Insurance premium
Life insurance (1).......... $      12,304 $        862 $      870 $      12,312       7.1%
Accident & health insurance.         8,517          127         39         8,429       0.5%
                             ------------- ------------ ---------- -------------
 Total insurance premium.... $      20,821 $        989 $      909 $      20,741       4.4%
                             ============= ============ ========== =============
2019
Life insurance in-force..... $   3,810,612 $    257,882 $  525,190 $   4,077,920      12.9%
                             ============= ============ ========== =============
Insurance premium
Life insurance (1).......... $      14,114 $        879 $      785 $      14,020       5.6%
Accident & health insurance.         7,690          128         26         7,588       0.3%
                             ------------- ------------ ---------- -------------
 Total insurance premium.... $      21,804 $      1,007 $      811 $      21,608       3.8%
                             ============= ============ ========== =============
--------
(1) Includes annuities with life contingencies.

   For the year ended December 31, 2021, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $13.7 billion and
$1.9 billion, respectively, and life insurance premiums of $114 million and
$3.2 billion, respectively. For the year ended December 31, 2020, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $14.0 billion and $1.1 billion, respectively, and life insurance premiums of
$113 million and $8 million, respectively. For the year ended December 31,
2019, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $14.2 billion and $1.3 billion, respectively, and life insurance premiums of $115 million and $9 million, respectively.

                                   MLIC-123

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